UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

AB CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2024

Date of reporting period: April 30, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

APR 04.30.24

ANNUAL REPORT

AB CORPORATE INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Corporate Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CORPORATE INCOME SHARES | 1

ANNUAL REPORT

June 7, 2024

This report provides management’s discussion of fund performance for AB Corporate Income Shares for the annual reporting period ended April 30, 2024. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to earn high current income.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB CORPORATE INCOME SHARES	8.30%	2.35%

Bloomberg US Credit Bond Index	6.93%	0.76%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Credit Bond Index, for the six- and 12-month periods ended April 30, 2024.

During both periods, the Fund outperformed the benchmark. During the 12-month period, security selection in banking, energy, electric utilities, technology, communications-media and consumer non-cyclicals contributed the most to performance. At the industry level, absence of supranational bonds added more to results than a loss from exposure to investment-grade credit default swaps. Yield-curve positioning detracted, mainly from underweights to maturities over 10 years and five- to six-years, and an overweight to the three- to four-year parts of the yield curve that were partially offset by gains from overweights to the seven- to 10-year and two- to three-year parts of the curve along with underweights to the less than one–year and one- to two-year parts of the curve.

Over the six-month period, security selection was the largest contributor, relative to the benchmark, primarily from gains in banking, energy, communications-media, electric utilities and technology, partially offset by selection in capital goods. Industry allocation also contributed, from no exposure to supranational bonds that was partially offset by a loss from the utilization of investment-grade credit default swaps. Yield-curve positioning also added to performance, mostly from overweights to the seven- to 10-year, less than one–year, two- to three-year and four- to five-year parts of the curve and an underweight to the one- to two-year part of the curve that contributed more than losses from underweights to maturities 10 years or longer and three- to four-year maturities, along with an overweight to maturities between five to six years.

2 | AB CORPORATE INCOME SHARES	abfunds.com

During both periods, the Fund used derivatives in the form of futures and interest rate swaps for hedging purposes; futures had no material impact on returns for the six-month period and detracted from absolute returns on the 12-month period, while credit default swaps detracted from absolute returns for both periods. A major driver of relative performance in the funds is security selection. We will periodically rebalance portfolios to be able to generate outperformance through security selection, which drove the turnover rate to 140%.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2024, fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market yields fell sharply through the end of 2023 and rose for much of the remainder of the reporting period, as investors reacted to the timing and amount of interest-rate cuts by major central banks over the course of 2024. Government bond returns were positive across all major developed countries during the period—rising the most in Switzerland and by the least in the US. Overall, developed-market investment-grade corporate bonds rose and outperformed government bonds, as corporates outperformed treasuries in the US and were similar to eurozone treasuries in the euro area. Developed-market high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the US and eurozone. Emerging-market hard-currency sovereign bonds significantly outperformed developed-market treasuries, mainly due to the performance of high-yield sovereigns. Emerging-market hard-currency corporate bonds overall also had solid results, driven by high-yield corporates. Emerging-market local-currency bonds trailed other credit risk sectors as the US dollar was mixed against developed- and emerging-market currencies over the period.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US government securities (other than US government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US government securities. The Fund normally invests all of its assets in securities that are rated,

(continued on next page)

abfunds.com	AB CORPORATE INCOME SHARES | 3

at the time of purchase, at least BBB- or the equivalent by any nationally recognized statistical rating organization. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may: invest in convertible debt securities; invest up to 10% of its assets in inflation-indexed securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero-coupon securities and “payment-in-kind” debentures; make secured loans of portfolio securities; and invest in US dollar-denominated fixed-income securities issued by non-US companies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Credit Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Credit Bond Index represents the performance of the US credit securities within the US fixed-income market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

abfunds.com	AB CORPORATE INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

6 | AB CORPORATE INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2014 TO 4/30/2024

This chart illustrates the total value of an assumed $10,000 investment in AB Corporate Income Shares (from 4/30/2014 to 4/30/2024) as compared with the performance of the Fund’s benchmark.

abfunds.com	AB CORPORATE INCOME SHARES | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

NAV Returns

1 Year	2.35%

5 Years	1.56%

10 Years	2.63%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

NAV Returns

1 Year	5.69%

5 Years	2.21%

10 Years	3.02%

The prospectus fee table shows the fees and the total operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

8 | AB CORPORATE INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,083.00	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.86	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB CORPORATE INCOME SHARES | 9

PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $215.6

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2024

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 96.5%
Industrial – 62.1%
Basic – 4.4%
BHP Billiton Finance USA Ltd. 5.25%, 09/08/2033	$1,389	$1,361,359
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)	246	223,122
EIDP, Inc. 1.70%, 07/15/2025	433	413,870
Georgia-Pacific LLC 0.95%, 05/15/2026(a)	971	886,047
Glencore Funding LLC 5.338%, 04/04/2027(a)	782	773,930
5.70%, 05/08/2033(a)	590	577,793
6.50%, 10/06/2033(a)	750	773,017
Inversiones CMPC SA 3.85%, 01/13/2030(a)	210	187,950
6.125%, 02/26/2034(a)	207	203,895
Newmont Corp./ Newcrest Finance Pty Ltd. 5.35%, 03/15/2034(a)	87	84,889
Nucor Corp. 3.95%, 05/23/2025	901	885,440
Sherwin-Williams Co. (The) 3.45%, 06/01/2027	1,493	1,410,810
Suzano Austria GmbH 6.00%, 01/15/2029	253	250,394
WRKCo, Inc. 4.90%, 03/15/2029	1,428	1,392,900

		9,425,416

Capital Goods – 3.3%
Boeing Co. (The) 2.196%, 02/04/2026	1,522	1,419,980
3.25%, 02/01/2028	20	18,066
3.625%, 02/01/2031	1,169	1,004,709
5.805%, 05/01/2050	449	397,702
5.93%, 05/01/2060	545	476,379
6.298%, 05/01/2029(a)	52	52,205
6.528%, 05/01/2034(a)	120	120,886
Caterpillar Financial Services Corp. 1.45%, 05/15/2025	484	464,577
4.50%, 01/08/2027	1,191	1,171,682
CNH Industrial Capital LLC 3.95%, 05/23/2025	177	173,460
CRH America, Inc. 3.875%, 05/18/2025(a)	1,408	1,378,009

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035	$443	$400,410
Regal Rexnord Corp. 6.30%, 02/15/2030(a)	82	82,438

		7,160,503

Communications - Media – 3.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049	212	155,477
5.375%, 05/01/2047	519	397,455
6.384%, 10/23/2035	765	722,290
6.484%, 10/23/2045	936	828,182
Discovery Communications LLC 5.30%, 05/15/2049	82	64,389
Meta Platforms, Inc. 5.75%, 05/15/2063	1,304	1,298,993
Paramount Global 4.20%, 05/19/2032	267	218,275
4.375%, 03/15/2043	1,697	1,123,465
5.90%, 10/15/2040	310	253,149
Prosus NV 3.257%, 01/19/2027(a)	237	218,188
3.68%, 01/21/2030(a)	210	180,994
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)	397	334,008
Time Warner Cable LLC 6.55%, 05/01/2037	360	327,438
6.75%, 06/15/2039	175	160,121
Warnermedia Holdings, Inc. 4.279%, 03/15/2032	626	539,631

		6,822,055

Communications - Telecommunications – 0.3%
AT&T, Inc. 6.55%, 01/15/2028	100	103,102
T-Mobile USA, Inc. 3.50%, 04/15/2025	476	466,189
3.875%, 04/15/2030	147	134,523

		703,814

Consumer Cyclical - Automotive – 6.0%
American Honda Finance Corp. 4.90%, 03/12/2027	672	665,253
Cummins, Inc. 5.15%, 02/20/2034	770	755,077
Ford Motor Co. 3.25%, 02/12/2032	1,509	1,216,254

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co., LLC 2.70%, 08/10/2026	$470	$436,306
3.375%, 11/13/2025	451	433,068
4.00%, 11/13/2030	626	545,866
6.05%, 03/05/2031	826	811,305
General Motors Co. 5.15%, 04/01/2038	52	46,755
6.60%, 04/01/2036	522	536,000
General Motors Financial Co., Inc. 2.70%, 06/10/2031	926	750,495
3.10%, 01/12/2032	643	529,768
3.60%, 06/21/2030	540	475,357
5.95%, 04/04/2034	1,114	1,090,060
6.40%, 01/09/2033	68	69,246
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028(a)	313	316,155
Hyundai Capital America 5.30%, 03/19/2027(a)	385	380,707
5.65%, 06/26/2026(a)	1,125	1,120,320
5.68%, 06/26/2028(a)	84	83,679
5.875%, 04/07/2025(a)	55	54,976
Toyota Motor Credit Corp. 4.65%, 01/05/2029	664	648,589
5.10%, 03/21/2031	772	760,760
5.55%, 11/20/2030	1,072	1,082,527

		12,808,523

Consumer Cyclical - Entertainment – 0.3%
Mattel, Inc. 3.375%, 04/01/2026(a)	588	559,988

Consumer Cyclical - Other – 1.5%
Las Vegas Sands Corp. 3.90%, 08/08/2029	1,575	1,405,404
Marriott International, Inc./MD 5.30%, 05/15/2034	22	21,111
Series GG 3.50%, 10/15/2032	1,629	1,384,699
Series R 3.125%, 06/15/2026	482	459,187

		3,270,401

Consumer Cyclical - Restaurants – 0.8%
McDonald’s Corp. 6.30%, 10/15/2037	622	654,213
Starbucks Corp. 4.85%, 02/08/2027	1,120	1,106,896

		1,761,109

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 1.2%
Costco Wholesale Corp. 1.60%, 04/20/2030	$1,705	$1,401,289
Ross Stores, Inc. 4.70%, 04/15/2027	160	155,631
4.80%, 04/15/2030	115	108,524
5.45%, 04/15/2050	175	157,393
Tapestry, Inc. 7.70%, 11/27/2030	107	110,747
VF Corp. 2.80%, 04/23/2027	727	650,636

		2,584,220

Consumer Non-Cyclical – 18.4%
AbbVie, Inc. 2.95%, 11/21/2026	1,450	1,369,177
3.60%, 05/14/2025	252	247,159
Altria Group, Inc. 2.45%, 02/04/2032	938	740,560
3.40%, 05/06/2030	132	117,017
3.40%, 02/04/2041	462	322,836
Archer-Daniels-Midland Co. 2.50%, 08/11/2026	480	450,528
2.90%, 03/01/2032	1,548	1,291,945
3.25%, 03/27/2030	121	107,947
4.50%, 08/15/2033	522	485,392
Astrazeneca Finance LLC 4.80%, 02/26/2027	886	875,448
BAT Capital Corp. 2.259%, 03/25/2028	307	269,847
4.39%, 08/15/2037	323	265,086
Becton Dickinson & Co. 3.70%, 06/06/2027	1,007	955,854
Bunge Ltd. Finance Corp. 1.63%, 08/17/2025	493	468,118
2.75%, 05/14/2031	1,637	1,372,183
Campbell Soup Co. 5.30%, 03/20/2026	775	772,101
Cardinal Health, Inc. 5.125%, 02/15/2029	660	649,394
Cargill, Inc. 3.625%, 04/22/2027(a)	560	534,335
4.375%, 04/22/2052(a)	350	287,102
4.875%, 10/10/2025(a)	453	449,689
5.125%, 10/11/2032(a)	166	161,895
Cencora, Inc. 3.45%, 12/15/2027	1,501	1,406,272
Cigna Group (The) 5.00%, 05/15/2029	784	767,842

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

7.875%, 05/15/2027	$53	$56,513
Eli Lilly & Co. 4.50%, 02/09/2029	1,116	1,089,183
General Mills, Inc. 4.70%, 01/30/2027	304	298,312
HCA, Inc. 5.25%, 04/15/2025	67	66,659
5.25%, 06/15/2026	1,420	1,405,062
5.45%, 04/01/2031	125	122,501
5.50%, 06/15/2047	1,257	1,127,843
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.75%, 04/01/2033	1,423	1,360,431
Kenvue, Inc. 5.05%, 03/22/2028	1,130	1,126,440
Keurig Dr Pepper, Inc. 5.05%, 03/15/2029	667	656,995
McKesson Corp. 1.30%, 08/15/2026	926	844,308
Medtronic Global Holdings SCA 4.25%, 03/30/2028	1,453	1,403,482
PepsiCo, Inc. 1.625%, 05/01/2030	1,708	1,401,158
Philip Morris International, Inc. 0.875%, 05/01/2026	767	701,437
5.00%, 11/17/2025	375	372,150
5.25%, 02/13/2034	875	844,104
5.375%, 02/15/2033	960	940,771
5.625%, 11/17/2029	69	69,592
6.375%, 05/16/2038	126	132,490
Pilgrim’s Pride Corp. 3.50%, 03/01/2032	1,351	1,115,048
6.25%, 07/01/2033	1,104	1,097,508
Reynolds American, Inc. 5.70%, 08/15/2035	1,438	1,380,135
5.85%, 08/15/2045	769	691,923
Roche Holdings, Inc. 2.625%, 05/15/2026(a)	928	880,273
4.909%, 03/08/2031(a)	774	756,113
Smithfield Foods, Inc. 2.625%, 09/13/2031(a)	738	570,983
3.00%, 10/15/2030(a)	471	385,090
Stryker Corp. 3.50%, 03/15/2026	692	667,330
Sysco Corp. 3.75%, 10/01/2025	459	446,717
Tyson Foods, Inc. 4.00%, 03/01/2026	1,448	1,405,994

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Viatris, Inc. 3.85%, 06/22/2040	$1,066	$752,894
Zimmer Biomet Holdings, Inc. 3.55%, 04/01/2025	1,179	1,155,432

		39,692,598

Energy – 6.3%
Apache Corp. 5.10%, 09/01/2040	1,662	1,383,349
ConocoPhillips Co. 5.05%, 09/15/2033	1,399	1,362,416
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)	384	306,701
5.75%, 01/15/2031(a)	1,261	1,233,649
Diamondback Energy, Inc. 5.20%, 04/18/2027	587	583,085
Ecopetrol SA 5.875%, 05/28/2045	25	17,750
EQT Corp. 3.125%, 05/15/2026(a)	492	465,048
5.75%, 02/01/2034	364	353,280
Flex Intermediate Holdco LLC 4.317%, 12/30/2039(a)	215	148,903
Marathon Oil Corp. 5.70%, 04/01/2034	447	431,914
6.60%, 10/01/2037	1,211	1,231,696
ONEOK Partners LP 6.65%, 10/01/2036	645	667,710
Pioneer Natural Resources Co. 5.10%, 03/29/2026	1,411	1,400,940
Suncor Energy, Inc. 6.50%, 06/15/2038	305	313,018
6.80%, 05/15/2038	945	992,675
6.85%, 06/01/2039	181	190,097
TotalEnergies Capital SA 5.638%, 04/05/2064	663	649,342
Var Energi ASA 8.00%, 11/15/2032(a)	1,300	1,430,754
Western Midstream Operating LP 3.95%, 06/01/2025	473	463,838

		13,626,165

Services – 2.9%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	400	323,288
2.70%, 02/09/2041	300	198,267
Amazon.com, Inc. 3.25%, 05/12/2061	1,500	976,170

16 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Booking Holdings, Inc. 3.55%, 03/15/2028	$1,151	$1,081,744
3.60%, 06/01/2026	1,177	1,135,958
Mastercard, Inc. 2.00%, 11/18/2031	1,296	1,043,358
3.35%, 03/26/2030	1,532	1,395,116
S&P Global, Inc. 4.75%, 08/01/2028	20	19,613

		6,173,514

Technology – 10.2%
Alphabet, Inc. 1.998%, 08/15/2026	925	864,375
Analog Devices, Inc. 2.95%, 10/01/2051	984	624,348
5.05%, 04/01/2034	865	848,902
Apple, Inc. 2.85%, 08/05/2061	1,172	695,734
3.95%, 08/08/2052	1,630	1,283,772
4.10%, 08/08/2062	1,619	1,270,931
Autodesk, Inc. 2.85%, 01/15/2030	1,231	1,072,706
Broadcom, Inc. 4.926%, 05/15/2037(a)	1,496	1,367,150
CDW LLC/CDW Finance Corp. 2.67%, 12/01/2026	1,280	1,185,741
3.276%, 12/01/2028	859	768,358
Fiserv, Inc. 5.35%, 03/15/2031	527	519,564
Infor, Inc. 1.75%, 07/15/2025(a)	95	89,983
Jabil, Inc. 3.00%, 01/15/2031	540	451,759
3.95%, 01/12/2028	584	547,845
KLA Corp. 4.70%, 02/01/2034	446	424,208
Kyndryl Holdings, Inc. 2.05%, 10/15/2026	713	651,454
Lam Research Corp. 1.90%, 06/15/2030	1,676	1,382,851
Microsoft Corp. 2.675%, 06/01/2060	791	463,463
3.041%, 03/17/2062	2,022	1,290,339
4.50%, 02/06/2057	1,458	1,297,168
NXP BV/NXP Funding LLC 5.55%, 12/01/2028	1,124	1,121,876
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025	24	23,331

abfunds.com	AB CORPORATE INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oracle Corp. 2.50%, 04/01/2025	$259	$251,442
3.85%, 07/15/2036	1,634	1,337,478
SK Hynix, Inc. 2.375%, 01/19/2031(a)	390	311,988
VMware LLC 1.40%, 08/15/2026	1,584	1,440,300
3.90%, 08/21/2027	436	412,604

		21,999,670

Transportation - Airlines – 0.9%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)	1,228	1,211,699
4.75%, 10/20/2028(a)	812	787,060

		1,998,759

Transportation - Railroads – 0.4%
CSX Corp. 3.25%, 06/01/2027	942	888,221

Transportation - Services – 2.0%
ENA Master Trust 4.00%, 05/19/2048(a)	370	260,503
ERAC USA Finance LLC 4.60%, 05/01/2028(a)	162	157,449
4.90%, 05/01/2033(a)	392	372,181
5.40%, 05/01/2053(a)	675	634,905
7.00%, 10/15/2037(a)	821	898,798
Penske Truck Leasing Co. LP/PTL Finance Corp. 4.20%, 04/01/2027(a)	117	112,258
Ryder System, Inc. 5.375%, 03/15/2029	778	771,628
TTX Co. 5.50%, 09/25/2026(a)	1,105	1,100,260

		4,307,982

		133,782,938

Financial Institutions – 30.0%
Banking – 24.3%
ABN AMRO Bank NV 3.324%, 03/13/2037(a)	600	480,612
AIB Group PLC 5.871%, 03/28/2035(a)	778	753,104
Ally Financial, Inc. 6.848%, 01/03/2030	256	258,578
6.992%, 06/13/2029	430	439,120
8.00%, 11/01/2031	835	904,489
American Express Co. 5.645%, 04/23/2027	756	756,446

18 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Banco Bilbao Vizcaya Argentaria SA 5.862%, 09/14/2026	$1,400	$1,395,898
7.883%, 11/15/2034	200	214,596
Banco de Credito del Peru SA 3.125%, 07/01/2030(a)	274	260,533
Banco Santander SA 1.722%, 09/14/2027	600	543,288
2.749%, 12/03/2030	600	487,320
6.921%, 08/08/2033	1,000	1,022,610
9.625%, 05/21/2033(b)	200	213,502
Bank of America Corp. 2.687%, 04/22/2032	265	218,493
2.972%, 02/04/2033	666	549,050
3.384%, 04/02/2026	390	381,147
3.846%, 03/08/2037	1,605	1,381,873
5.468%, 01/23/2035	442	429,646
Series N 1.658%, 03/11/2027	1,368	1,269,408
Series U 8.738% (CME Term SOFR 3 Month + 3.40%), 05/31/2024(b)(c)	405	406,008
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)	332	325,128
Barclays PLC 5.088%, 06/20/2030	490	463,006
5.674%, 03/12/2028	287	284,736
7.119%, 06/27/2034	1,275	1,317,407
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)	330	304,039
BNP Paribas SA 4.625%, 02/25/2031(a)(b)	434	347,113
BPCE SA 6.508%, 01/18/2035(a)	877	868,283
CaixaBank SA 6.037%, 06/15/2035(a)	894	873,867
6.84%, 09/13/2034(a)	390	403,042
Capital One Financial Corp. 7.624%, 10/30/2031	1,283	1,380,611
Citigroup, Inc. 2.561%, 05/01/2032	1,069	871,299
3.52%, 10/27/2028	1,293	1,205,748
5.827%, 02/13/2035	456	439,725
6.174%, 05/25/2034	455	452,093
Series VAR 3.07%, 02/24/2028	1,362	1,270,256
Series W 4.00%, 12/10/2025(b)	368	351,330

abfunds.com	AB CORPORATE INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series X 3.875%, 02/18/2026(b)	$344	$322,772
Credit Agricole SA 6.251%, 01/10/2035(a)	773	765,293
Danske Bank A/S 5.427%, 03/01/2028(a)	445	440,902
7.00%, 06/26/2025(a)(b)	330	326,700
Deutsche Bank AG/New York NY 7.079%, 02/10/2034	1,098	1,094,574
DNB Bank ASA 4.875%, 11/12/2024(a)(b)	331	326,091
Goldman Sachs Group, Inc. (The) 1.542%, 09/10/2027	881	798,415
1.948%, 10/21/2027	340	310,304
2.615%, 04/22/2032	887	726,622
2.65%, 10/21/2032	173	140,038
Series P 8.437% (CME Term SOFR 3 Month + 3.14%), 05/31/2024(b)(c)	459	458,536
Intesa Sanpaolo SpA 6.625%, 06/20/2033(a)	368	370,057
7.20%, 11/28/2033(a)	422	441,458
7.778%, 06/20/2054(a)	650	665,880
JPMorgan Chase & Co. 1.04%, 02/04/2027	1,516	1,397,509
1.578%, 04/22/2027	1,511	1,394,306
2.956%, 05/13/2031	848	725,125
2.963%, 01/25/2033	808	672,199
5.04%, 01/23/2028	890	877,246
5.766%, 04/22/2035	410	410,771
Series Q 8.818% (CME Term SOFR 3 Month + 3.51%), 05/01/2024(b)(c)	183	183,000
Series R 8.868% (CME Term SOFR 3 Month + 3.56%), 05/01/2024(b)(c)	226	226,000
KeyCorp 2.25%, 04/06/2027	1,599	1,429,266
6.401%, 03/06/2035	513	504,161
Lloyds Banking Group PLC 7.50%, 09/27/2025(b)	287	284,535
M&T Bank Corp. 6.082%, 03/13/2032	449	437,851
7.413%, 10/30/2029	833	863,829
Morgan Stanley 4.679%, 07/17/2026	1,424	1,405,018
5.424%, 07/21/2034	222	215,462
5.652%, 04/13/2028	1,077	1,078,519

20 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.831%, 04/19/2035	$646	$646,342
Series G 2.239%, 07/21/2032	823	654,038
Nationwide Building Society 2.972%, 02/16/2028(a)	404	373,401
NatWest Group PLC 6.475%, 06/01/2034	289	290,156
Nordea Bank Abp 6.625%, 03/26/2026(a)(b)	335	327,921
Santander Holdings USA, Inc. 2.49%, 01/06/2028	1,048	949,530
6.174%, 01/09/2030	323	321,947
7.66%, 11/09/2031	691	738,499
Societe Generale SA 5.519%, 01/19/2028(a)	884	869,617
Standard Chartered PLC 3.971%, 03/30/2026(a)	245	240,225
6.187%, 07/06/2027(a)	369	370,340
Svenska Handelsbanken AB 4.375%, 03/01/2027(a)(b)	400	365,164
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(b)	800	793,056
UBS Group AG 1.364%, 01/30/2027(a)	528	487,307
6.373%, 07/15/2026(a)	738	740,494
9.25%, 11/13/2028(a)(b)	273	291,556
Wells Fargo & Co. 5.707%, 04/22/2028	569	569,563
7.625%, 09/15/2028(b)	24	25,062
Series BB 3.90%, 03/15/2026(b)	647	612,936

		52,482,997

Brokerage – 0.3%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(b)	595	548,405

Insurance – 4.0%
Allstate Corp. (The) Series B 8.507% (CME Term SOFR 3 Month + 3.20%), 08/15/2053(c)	712	711,637
Athene Global Funding 1.985%, 08/19/2028(a)	292	249,012
2.55%, 11/19/2030(a)	32	26,082
2.717%, 01/07/2029(a)	89	77,566
5.583%, 01/09/2029(a)	97	96,144

abfunds.com	AB CORPORATE INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Elevance Health, Inc. 3.65%, 12/01/2027	$970	$915,049
4.101%, 03/01/2028	1,462	1,400,070
Hartford Financial Services Group, Inc. (The) Series ICON 7.694% (CME Term SOFR 3 Month + 2.39%), 02/12/2047(a)(c)	535	474,342
Humana, Inc. 5.375%, 04/15/2031	299	291,666
Met Tower Global Funding 5.25%, 04/12/2029(a)	881	870,322
MetLife, Inc. Series D 5.875%, 03/15/2028(b)	170	165,379
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	120	149,292
Prudential Financial, Inc. 5.375%, 05/15/2045	260	257,260
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)	200	191,712
Swiss Re Subordinated Finance PLC 5.698%, 04/05/2035(a)	600	580,434
UnitedHealth Group, Inc. 2.95%, 10/15/2027	1,526	1,415,945
4.90%, 04/15/2031	885	861,194

		8,733,106

REITs – 1.4%
Essential Properties LP 2.95%, 07/15/2031	454	360,149
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032	139	113,567
4.00%, 01/15/2030	435	388,790
5.375%, 04/15/2026	1,414	1,395,844
Trust Fibra Uno 7.375%, 02/13/2034(a)	358	350,196
Vornado Realty LP 2.15%, 06/01/2026	425	385,632

		2,994,178

		64,758,686

Utility – 4.4%
Electric – 3.9%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	196	164,695
Alexander Funding Trust II 7.467%, 07/31/2028(a)	640	667,526
Alfa Desarrollo SpA 4.55%, 09/27/2051(a)	218	159,466
DTE Energy Co. 5.85%, 06/01/2034	114	113,479

22 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)	$200	$169,472
Enel Chile SA 4.875%, 06/12/2028	62	58,978
Engie Energia Chile SA 6.375%, 04/17/2034(a)	663	652,160
Engie SA 5.875%, 04/10/2054(a)	442	421,372
Entergy Louisiana LLC 5.70%, 03/15/2054	778	748,817
Fells Point Funding Trust 3.046%, 01/31/2027(a)	261	242,879
Niagara Mohawk Power Corp. 2.759%, 01/10/2032(a)	556	447,875
5.29%, 01/17/2034(a)	501	479,056
NRG Energy, Inc. 7.00%, 03/15/2033(a)	284	295,525
Pacific Gas and Electric Co. 5.55%, 05/15/2029	182	179,923
5.80%, 05/15/2034	667	651,412
Public Service Electric & Gas Co. 5.45%, 03/01/2054	887	853,755
Public Service Enterprise Group, Inc. 5.20%, 04/01/2029	448	439,981
8.625%, 04/15/2031	248	279,310
Vistra Operations Co., LLC 6.00%, 04/15/2034(a)	45	43,750
6.95%, 10/15/2033(a)	1,337	1,393,208

		8,462,639

Natural Gas – 0.5%
East Ohio Gas Co. (The) 1.30%, 06/15/2025(a)	910	864,564
GNL Quintero SA 4.634%, 07/31/2029(a)	129	124,599

		989,163

		9,451,802

Total Corporates - Investment Grade (cost $212,708,200)		207,993,426

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Chile – 0.2%
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)	350	314,125
4.70%, 05/07/2050(a)	295	233,603

		547,728

abfunds.com	AB CORPORATE INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)	$321	$259,350
Petroleos Mexicanos 6.50%, 01/23/2029	135	119,407
6.75%, 09/21/2047	112	71,406
6.95%, 01/28/2060	169	107,552
7.69%, 01/23/2050	80	55,832

		613,547

Peru – 0.3%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)	250	222,109
5.95%, 04/30/2029(a)	432	428,415

		650,524

Qatar – 0.1%
QatarEnergy 3.125%, 07/12/2041(a)	277	198,747

Total Quasi-Sovereigns (cost $2,435,432)		2,010,546

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Colombia – 0.3%
Colombia Government International Bond 3.125%, 04/15/2031	562	433,021
5.20%, 05/15/2049	200	137,400

		570,421

Mexico – 0.1%
Mexico Government International Bond 4.60%, 01/23/2046	200	152,750
4.75%, 03/08/2044	120	94,860

		247,610

Qatar – 0.1%
Qatar Government International Bond 4.817%, 03/14/2049(a)	228	201,347

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	54	51,605

Total Governments - Sovereign Bonds (cost $1,350,090)		1,070,983

Total Investments – 97.9% (cost $216,493,722)		211,074,955
Other assets less liabilities – 2.1%		4,501,855

Net Assets – 100.0%		$215,576,810

24 | AB CORPORATE INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr (CBT) Futures	31	June 2024	$3,330,563	$(92,560)
U.S. Ultra Bond (CBT) Futures	228	June 2024	27,260,250	(1,684,777)

Sold Contracts
U.S. 10 Yr Ultra Futures	116	June 2024	12,785,375	442,083
U.S. T-Note 2 Yr (CBT) Futures	92	June 2024	18,644,375	184,116
U.S. T-Note 5 Yr (CBT) Futures	5	June 2024	523,711	11,907

				$(1,139,231)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAIG Series 42, 5 Year Index, 06/20/2029*	1.00%	Quarterly	0.53%	USD	9,800	$217,588	$212,002	$5,586

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $47,368,093 or 22.0% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

Glossary:

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 25

STATEMENT OF ASSETS & LIABILITIES

April 30, 2024

Assets
Investments in securities, at value (cost $216,493,722)	$211,074,955
Cash	3,048,325
Cash collateral due from broker	1,387,072
Interest receivable	2,238,067
Receivable for investment securities sold	432,842
Receivable for shares of beneficial interest sold	245,306

Total assets	218,426,567

Liabilities
Payable for investment securities purchased	1,499,870
Dividends payable	971,747
Payable for shares of beneficial interest redeemed	229,126
Payable for variation margin on futures	136,368
Payable for variation margin on centrally cleared swaps	7,651
Foreign capital gains tax payable	4,995

Total liabilities	2,849,757

Net Assets	$215,576,810

Composition of Net Assets
Shares of beneficial interest, at par	$226
Additional paid-in capital	260,862,192
Accumulated loss	(45,285,608)

Net Assets	$215,576,810

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 22,608,598 common shares outstanding)	$9.54

See notes to financial statements.

26 | AB CORPORATE INCOME SHARES	abfunds.com

STATEMENT OF OPERATIONS

Year Ended April 30, 2024

Investment Income
Interest	$11,106,354
Other income	10,610

Total investment income		$11,116,964

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions(a)		(9,978,222)
Futures		(2,420,380)
Swaps		86,232
Net change in unrealized appreciation (depreciation) of:
Investments		7,557,393
Futures		(1,419,355)
Swaps		(18,038)

Net loss on investment transactions		(6,192,370)

Net Increase in Net Assets from Operations		$4,924,594

(a)	Net of foreign realized capital gains taxes of $621.

See notes to financial statements.

abfunds.com	AB CORPORATE INCOME SHARES | 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2024	Year Ended April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,116,964	$6,284,007
Net realized loss on investment transactions	(12,312,370)	(21,849,087)
Net change in unrealized appreciation of investments	6,120,000	14,945,386

Net increase (decrease) in net assets from operations	4,924,594	(619,694)
Distribution to Shareholders	(11,191,914)	(6,423,355)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	38,607,981	(32,270,574)

Total increase (decrease)	32,340,661	(39,313,623)
Net Assets
Beginning of period	183,236,149	222,549,772

End of period	$215,576,810	$183,236,149

See notes to financial statements.

28 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2024

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Corporate Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on

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NOTES TO FINANCIAL STATEMENTS (continued)

which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign

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equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of

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NOTES TO FINANCIAL STATEMENTS (continued)

quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$207,993,426		$	– 0	–	$207,993,426
Quasi-Sovereigns		– 0	–	2,010,546			– 0	–	2,010,546
Governments – Sovereign Bonds		– 0	–	1,070,983			– 0	–	1,070,983

Total Investments in Securities		– 0	–	211,074,955			– 0	–	211,074,955
Other Financial Instruments(a):
Assets:
Futures		638,106		– 0	–		– 0	–	638,106	(b)
Centrally Cleared Credit Default Swaps		– 0	–	217,588			– 0	–	217,588	(b)
Liabilities:
Futures		(1,777,337)		– 0	–		– 0	–	(1,777,337	)(b)

Total		$(1,139,231)		$211,292,543		$	– 0	–	$210,153,312

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

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The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$323,203,224		$289,834,481
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$216,574,411

Gross unrealized appreciation	$2,545,556
Gross unrealized depreciation	(8,050,732)

Net unrealized depreciation	$(5,505,176)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase

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or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended April 30, 2024, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the

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NOTES TO FINANCIAL STATEMENTS (continued)

failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

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credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on

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NOTES TO FINANCIAL STATEMENTS (continued)

issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2024, the Fund held credit default swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$638,106	*	Payable for variation margin on futures	$1,777,337	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	5,586	*

Total		$643,692			$1,777,337

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(2,420,380)	$(1,419,355)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	86,232	(18,038)

Total		$(2,334,148)	$(1,437,393)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2024:

Futures:
Average notional amount of buy contracts	$34,961,298
Average notional amount of sale contracts	$20,671,771
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$5,236,000	(a)

(a)	Positions were open for nine months during the year.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023

Shares sold	9,268,895	5,687,055	$89,251,896	$55,690,609

Shares redeemed	(5,302,811)	(8,813,736)	(50,643,915)	(87,961,183)

Net increase (decrease)	3,966,084	(3,126,681)	$38,607,981	$(32,270,574)

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

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Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2024.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2024 and April 30, 2023 were as follows:

	2024		2023
Distributions paid from:
Ordinary income	$11,191,914		$6,423,355
Net long-term capital gains	– 0	–	– 0	–

Total distributions paid	$11,191,914		$6,423,355

As of April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,109,917
Accumulated capital and other losses	(39,909,401	)(a)
Unrealized appreciation (depreciation)	(5,509,381	)(b)

Total accumulated earnings (deficit)	$(44,308,865	)(c)

(a)	As of April 30, 2024, the Fund had a net capital loss carryforward of $39,909,401.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as

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NOTES TO FINANCIAL STATEMENTS (continued)

either short-term or long-term capital losses. As of April 30, 2024, the Fund had a net short-term capital loss carryforward of $12,164,577 and a net long-term capital loss carryforward of $27,744,824, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 9.83	$ 10.22	$ 11.82	$ 11.56	$ 11.11

Income From Investment Operations

Net investment income(a)	.51	.39	.33	.37	.44

Net realized and unrealized gain (loss) on investment transactions	(.29)	(.39)	(1.47)	.55	.51

Net increase (decrease) in net asset value from operations	.22	– 0	–	(1.14)	.92	.95

Less: Dividends and Distributions

Dividends from net investment income	(.51)	(.39)	(.34)	(.38)	(.45)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.12)	(.28)	(.05)

Total dividends and distributions	(.51)	(.39)	(.46)	(.66)	(.50)

Net asset value, end of period	$ 9.54	$ 9.83	$ 10.22	$ 11.82	$ 11.56

Total Return

Total investment return based on net asset value(b)	2.35%	.16%	(10.08)%	7.90%	8.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$215,577	$183,236	$222,550	$208,745	$114,455

Ratio to average net assets of:

Net investment income	5.31%	3.94%	2.84%	3.02%	3.83%

Portfolio turnover rate	140%	85%	49%	43%	87%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Corporate Income Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Corporate Income Shares (the “Fund”) (one of the portfolios constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Corporate Shares) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 28, 2024

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2024.

For foreign shareholders, 76.05% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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BOARD OF TRUSTEES

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Timothy Kurpis(2), Vice President Tiffanie Wong(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street
Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Corporate Income Shares Investment Team. Mr. Kurpis and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective December 31, 2024.

**	Mr. Erzan is expected to resign as a Trustee effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Trust.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees and Advisory Board member. Certain information concerning the Trust’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 48 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE

Garry Moody,+ Chairman of the Board 72 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,+ 73 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017- 2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	81	Moody’s Corporation since April 2011

Michael J. Downey,+ ^ 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,+ ^ 76 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jeanette W. Loeb,+ 72 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,+ 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) where she also serves as Advisory Board Chair (since June 2023). Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.,+ ^ 82 (2005)	Private Investor since prior to 2019. He is a former (2007-2020) director of Xilinx Inc. (programmable logic semi-conductors and adaptable, intelligent computing) and, former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 1999-2000, and 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships and as a director of a number of public and private companies. He also has extensive non-profit board leadership experience, including as a former Chair of the Corporation for Public Broadcasting and the Smithsonian’s National Museum of Natural history, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
ADVISORY BOARD MEMBER

Emilie D. Wrapp,## 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	81	None

*

The address for each of the Trust’s disinterested Trustees and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department, Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees and Advisory Board member.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#

Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. Mr. Erzan is expected to resign as a Trustee effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Trust.

##	Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

+	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective December 31, 2024.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Timothy Kurpis 35	Vice President	Senior Vice President of the Adviser/Manager,** with which he has been associated in a substantially similar capacity and as a trader since prior to 2019.

Tiffanie Wong 38	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2019. She is also Director – Fixed Income Responsible Investing Portfolio Management; and Director – US Investment-Grade Credit.

Nancy E. Hay 52	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2019.

Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS** with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS,** with which she has been associated since prior to 2019.

Jennifer Friedland 50	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Trust’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Corporate Income Shares (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the Adviser’s view that a portion of such fees (less the expenses of the Fund

62 | AB CORPORATE INCOME SHARES	abfunds.com

paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the

abfunds.com	AB CORPORATE INCOME SHARES | 63

Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

64 | AB CORPORATE INCOME SHARES	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB CORPORATE INCOME SHARES | 65

NOTES

66 | AB CORPORATE INCOME SHARES	abfunds.com

NOTES

abfunds.com	AB CORPORATE INCOME SHARES | 67

NOTES

68 | AB CORPORATE INCOME SHARES	abfunds.com

AB CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIS-0151-0424

APR 04.30.24

ANNUAL REPORT

AB TAXABLE MULTI-SECTOR INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Taxable Multi-Sector Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 1

ANNUAL REPORT

June 27, 2024

This report provides management’s discussion of fund performance for AB Taxable Multi-Sector Income Shares for the annual reporting period ended April 30, 2024. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The Fund’s investment objective is to generate income and price appreciation.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB TAXABLE MULTI-SECTOR INCOME SHARES	3.15%	4.41%

Bloomberg US Aggregate ex Government Bond Index	6.11%	-0.56%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg US Aggregate ex Government Bond Index, for the six- and 12-month periods ended April 30, 2024.

During the 12-month period, the Fund outperformed the benchmark. Yield-curve positioning was the largest contributor to relative performance, from an overweight to the six-month part of the yield curve and underweights to the five- to 30-year parts of the curve. Industry allocation also contributed, mainly from no exposure to agency mortgage-backed securities, overweights to US municipal bonds, energy and basic industry. Security selection detracted, mostly from selection among US municipal bonds, energy, banking and consumer non-cyclicals. Currency decisions did not have a meaningful impact on results.

Over the six-month period, the Fund underperformed the benchmark. Security selection was the greatest detractor to performance, primarily from selection in US municipal bonds, banking, consumer non-cyclicals and energy. Overall yield-curve positioning also detracted, from underweights to the five- to 30-year parts of the yield curve, which were partially offset by gains from overweights to the six-month and two-year parts of the curve. Industry allocation detracted, mostly from overweights to agencies, asset-backed securities and US municipal bonds that was partially offset by no exposure to agency mortgage-backed securities. Currency decisions did not impact results during the period.

2 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

During both periods, the Fund used derivatives in the form of interest rate swaps for investment purposes, which detracted from absolute returns, as well as credit default swaps for investment purposes, which had no material impact on returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended April 30, 2024, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns started to diverge based on individual country growth, inflation expectations and central bank decisions. Most central banks raised interest rates substantially to combat inflation, then paused further interest-rate hikes and are now on the cusp of beginning monetary easing, albeit with lower expectations for the number and magnitude of rate cuts for 2024. Government bond returns in aggregate were positive, with the highest return in Switzerland, while US Treasury returns trailed with a loss in the US. Overall, developed-market investment-grade corporate bonds solidly outperformed government bonds with gains, including in the US and eurozone. High-yield corporate bonds advanced and significantly outperformed government bonds—especially in the eurozone and US. Emerging-market hard-currency sovereign bonds outperformed developed-market treasuries by a wide margin, led by high-yield sovereigns as investment-grade sovereigns declined. Emerging-market hard-currency corporate bonds had strong relative positive returns and outperformed developed-market corporates by credit quality. Local-currency sovereign bonds slightly exceeded developed-market treasuries yet trailed other risk sectors as the US dollar gained on almost all currencies during the period.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractively priced securities through top-down and bottom-up research, while mitigating overall risk. The Team invests primarily in single-sector, investment-grade issues of global corporates but has leeway to invest in below investment-grade bonds as well.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including corporate and US and non-US government securities. The Fund may invest up to 50% of its assets in below investment-grade bonds (“junk bonds”). The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term.

The Fund may invest without limit in US dollar-denominated foreign

(continued on next page)

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 3

fixed-income securities and may invest up to 50% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in mortgage-related and other asset-backed securities; loan participations; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swap agreements.

Currencies can have a dramatic effect on returns of non-US dollar-denominated fixed-income securities, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and fixed-income positions separately and may seek to hedge the currency exposure resulting from the Fund’s fixed-income securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate ex Government Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg US Aggregate ex Government Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 5

DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities,

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DISCLOSURES AND RISKS (continued)

and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

8 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2014 TO 4/30/2024

This chart illustrates the total value of an assumed $10,000 investment in AB Taxable Multi-Sector Income Shares (from 4/30/2014 to 4/30/2024) as compared with the performance of the Fund’s benchmark.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

NAV Returns

1 Year	4.41%

5 Years	1.99%

10 Years	1.85%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

NAV Returns

1 Year	5.17%

5 Years	2.11%

10 Years	1.90%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

10 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*		Annualized Expense Ratio*
Actual	$1,000	$1,031.50	$	– 0 –	0.00%
Hypothetical**	$1,000	$1,024.86	$	– 0 –	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 11

PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $401.3

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2024

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 55.4%
Industrial – 36.7%
Basic – 4.2%
AngloGold Ashanti Holdings PLC 3.375%, 11/01/2028	$1,000	$891,030
Eastman Chemical Co. 3.80%, 03/15/2025	2,000	1,964,580
EIDP, Inc. 1.70%, 07/15/2025	1,265	1,209,112
Freeport-McMoRan, Inc. 4.125%, 03/01/2028	2,000	1,881,100
Georgia-Pacific LLC 0.625%, 05/15/2024(a)	1,750	1,746,815
Newmont Corp. 2.80%, 10/01/2029	1,000	877,090
Nucor Corp. 2.00%, 06/01/2025	2,640	2,543,297
PPG Industries, Inc. 1.20%, 03/15/2026	2,000	1,846,120
Southern Copper Corp. 3.875%, 04/23/2025	1,000	980,385
Westlake Corp. 3.60%, 08/15/2026	2,000	1,909,460
WRKCo, Inc. 3.90%, 06/01/2028	1,000	939,310

		16,788,299

Capital Goods – 3.9%
3M Co. 2.65%, 04/15/2025	2,000	1,943,100
Boeing Co. (The) 2.196%, 02/04/2026	2,000	1,865,940
Caterpillar Financial Services Corp. 5.623% (SOFR + 0.27%), 09/13/2024(b)	1,000	999,780
Emerson Electric Co. 1.80%, 10/15/2027	2,000	1,791,860
John Deere Capital Corp. 1.75%, 03/09/2027	1,700	1,545,657
Northrop Grumman Corp. 2.93%, 01/15/2025	2,000	1,961,860
Parker-Hannifin Corp. 2.70%, 06/14/2024	1,000	996,360
3.25%, 03/01/2027	1,700	1,608,642
Republic Services, Inc. 2.50%, 08/15/2024	1,000	990,320

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Trane Technologies Financing Ltd. 3.55%, 11/01/2024	$2,000	$1,976,380

		15,679,899

Communications - Media – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 2.25%, 01/15/2029	1,000	834,300
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65%, 11/01/2024	2,000	1,978,380

		2,812,680

Communications - Telecommunications – 1.5%
T-Mobile USA, Inc. 2.625%, 04/15/2026	3,402	3,216,421
Verizon Communications, Inc. 4.125%, 03/16/2027	3,000	2,903,160

		6,119,581

Consumer Cyclical - Automotive – 1.5%
Ford Motor Credit Co., LLC 2.90%, 02/10/2029	1,000	862,990
4.95%, 05/28/2027	779	752,467
6.80%, 05/12/2028	950	969,380
General Motors Financial Co., Inc. 6.653% (SOFR + 1.30%), 04/07/2025(b)	1,500	1,509,975
Toyota Motor Credit Corp. 3.65%, 01/08/2029	2,000	1,868,600

		5,963,412

Consumer Cyclical - Entertainment – 0.4%
YMCA of Greater New York 2.303%, 08/01/2026	1,765	1,617,605

Consumer Cyclical - Other – 1.5%
DR Horton, Inc. 2.50%, 10/15/2024	2,875	2,834,261
Marriott International, Inc./MD 3.75%, 03/15/2025	1,075	1,055,672
Series R 3.125%, 06/15/2026	2,000	1,905,340

		5,795,273

Consumer Cyclical - Restaurants – 0.7%
McDonald’s Corp. 3.375%, 05/26/2025	1,000	976,830
Starbucks Corp. 2.45%, 06/15/2026	2,000	1,880,860

		2,857,690

14 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.2%
AutoZone, Inc. 3.25%, 04/15/2025	$2,000	$1,955,100
Costco Wholesale Corp. 2.75%, 05/18/2024	1,000	998,380
Dollar Tree, Inc. 4.00%, 05/15/2025	2,000	1,963,880
NIKE, Inc. 2.40%, 03/27/2025	2,250	2,191,005
VF Corp. 2.40%, 04/23/2025	1,670	1,611,015

		8,719,380

Consumer Non-Cyclical – 9.0%
Amgen, Inc. 2.20%, 02/21/2027	3,000	2,751,570
Archer-Daniels-Midland Co. 2.50%, 08/11/2026	3,000	2,815,800
BAT Capital Corp. 2.259%, 03/25/2028	2,000	1,757,960
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	2,275	2,103,693
Bunge Ltd. Finance Corp. 1.63%, 08/17/2025	3,000	2,848,590
Cardinal Health, Inc. 3.079%, 06/15/2024	1,000	996,370
Cencora, Inc. 3.25%, 03/01/2025	1,350	1,323,324
Cigna Group (The) 3.40%, 03/01/2027	3,000	2,841,450
CommonSpirit Health 2.76%, 10/01/2024	1,000	986,060
Gilead Sciences, Inc. 3.65%, 03/01/2026	1,000	968,840
Hershey Co. (The) 0.90%, 06/01/2025	1,300	1,238,588
2.30%, 08/15/2026	1,400	1,311,926
Keurig Dr Pepper, Inc. 3.43%, 06/15/2027	3,000	2,831,220
Kraft Heinz Foods Co. 3.00%, 06/01/2026	1,000	954,130
Philip Morris International, Inc. 3.375%, 08/11/2025	2,000	1,948,540
Sysco Corp. 3.75%, 10/01/2025	2,500	2,433,100
Tyson Foods, Inc. 3.55%, 06/02/2027	1,000	943,980
3.95%, 08/15/2024	3,000	2,983,020

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

UPMC Series D-1 3.60%, 04/03/2025	$2,250	$2,207,722

		36,245,883

Energy – 2.9%
Continental Resources, Inc./OK 3.80%, 06/01/2024	3,000	2,992,080
EQT Corp. 6.125%, 02/01/2025(c)	1,301	1,301,677
Exxon Mobil Corp. 2.992%, 03/19/2025	2,000	1,957,900
Hess Corp. 4.30%, 04/01/2027	2,000	1,935,360
Marathon Oil Corp. 5.30%, 04/01/2029	1,000	980,770
Pioneer Natural Resources Co. 1.125%, 01/15/2026	2,680	2,490,068

		11,657,855

Other Industrial – 0.2%
LKQ Corp. 5.75%, 06/15/2028	852	851,412

Services – 3.4%
Alibaba Group Holding Ltd. 3.60%, 11/28/2024	1,500	1,480,800
Booking Holdings, Inc. 3.65%, 03/15/2025	1,000	983,220
eBay, Inc. 1.90%, 03/11/2025	2,000	1,937,400
Expedia Group, Inc. 3.80%, 02/15/2028	3,000	2,811,780
Global Payments, Inc. 1.20%, 03/01/2026	2,000	1,846,540
Mastercard, Inc. 2.00%, 03/03/2025	2,250	2,187,630
Verisk Analytics, Inc. 4.00%, 06/15/2025	2,500	2,448,800

		13,696,170

Technology – 3.4%
Fiserv, Inc. 2.75%, 07/01/2024	2,250	2,238,458
International Business Machines Corp. 3.30%, 05/15/2026	2,000	1,922,220
Jabil, Inc. 3.95%, 01/12/2028	2,000	1,876,180

16 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kyndryl Holdings, Inc. 2.70%, 10/15/2028	$2,000	$1,746,280
Microchip Technology, Inc. 4.25%, 09/01/2025	1,000	981,380
Oracle Corp. 2.50%, 04/01/2025	3,100	3,009,542
TSMC Arizona Corp. 1.75%, 10/25/2026	2,220	2,030,334

		13,804,394

Transportation - Airlines – 0.5%
Southwest Airlines Co. 3.00%, 11/15/2026	2,000	1,873,500

Transportation - Services – 0.7%
Ryder System, Inc. 1.75%, 09/01/2026	3,000	2,746,560

		147,229,593

Financial Institutions – 16.1%
Banking – 11.8%
Banco Bilbao Vizcaya Argentaria SA 5.862%, 09/14/2026	1,000	997,070
Bank of America Corp. 1.197%, 10/24/2026	1,000	934,100
1.319%, 06/19/2026	1,000	950,330
3.093%, 10/01/2025	1,250	1,235,325
3.559%, 04/23/2027	1,000	959,570
Barclays PLC 3.932%, 05/07/2025	1,000	1,000,000
BPCE SA 5.15%, 07/21/2024(a)	1,100	1,096,557
Capital One Financial Corp. 2.636%, 03/03/2026	1,000	971,730
Citigroup, Inc. 3.668%, 07/24/2028	2,000	1,883,400
3.98%, 03/20/2030	1,000	926,390
Citizens Financial Group, Inc. 5.841%, 01/23/2030	1,000	978,630
Discover Bank Series B 3.45%, 07/27/2026	2,385	2,253,563
Goldman Sachs Group, Inc. (The) 1.431%, 03/09/2027	2,000	1,848,260
HSBC Holdings PLC 1.645%, 04/18/2026	2,210	2,121,092
2.099%, 06/04/2026	1,000	958,390

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

ING Groep NV 6.366% (SOFR + 1.01%), 04/01/2027(b)	$1,350	$1,353,118
JPMorgan Chase & Co. 2.083%, 04/22/2026	2,500	2,410,725
3.54%, 05/01/2028	1,000	943,720
5.887% (SOFR + 0.54%), 06/01/2025(b)	1,300	1,300,195
KeyCorp 2.25%, 04/06/2027	2,000	1,787,700
M&T Bank Corp. 7.413%, 10/30/2029	2,000	2,074,020
Mitsubishi UFJ Financial Group, Inc. 1.412%, 07/17/2025	2,300	2,185,782
Mizuho Financial Group, Inc. 1.554%, 07/09/2027	3,200	2,929,344
Morgan Stanley 2.72%, 07/22/2025	1,000	992,380
Series G 1.512%, 07/20/2027	3,000	2,738,970
Santander Holdings USA, Inc. 5.807%, 09/09/2026	1,000	993,780
Sumitomo Mitsui Financial Group, Inc. 1.474%, 07/08/2025	2,600	2,474,914
Toronto-Dominion Bank (The) 5.703% (SOFR + 0.35%), 09/10/2024(b)	2,000	2,000,680
Wells Fargo & Co. 2.188%, 04/30/2026	2,850	2,747,799
2.406%, 10/30/2025	1,150	1,130,335

		47,177,869

Brokerage – 0.6%
Nomura Holdings, Inc. 1.851%, 07/16/2025	2,750	2,616,872

Finance – 0.9%
Air Lease Corp. 2.30%, 02/01/2025	1,000	972,480
Aircastle Ltd. 4.125%, 05/01/2024	2,500	2,500,000

		3,472,480

REITs – 2.8%
American Tower Corp. 1.50%, 01/31/2028	1,000	860,420
3.375%, 05/15/2024	2,100	2,097,585
Crown Castle, Inc. 2.90%, 03/15/2027	2,000	1,854,040
Equinix, Inc. 1.80%, 07/15/2027	3,000	2,669,730

18 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026	$3,000	$2,961,480
Kite Realty Group Trust 4.00%, 03/15/2025	1,000	979,690

		11,422,945

		64,690,166

Utility – 2.6%
Electric – 2.3%
DTE Energy Co. Series F 1.05%, 06/01/2025	2,000	1,900,140
National Rural Utilities Cooperative Finance Corp. 3.40%, 02/07/2028	2,000	1,868,680
Pacific Gas and Electric Co. 5.55%, 05/15/2029	1,000	988,590
Pinnacle West Capital Corp. 1.30%, 06/15/2025	2,700	2,558,952
Public Service Electric and Gas Co. 3.20%, 05/15/2029	2,000	1,810,680

		9,127,042

Other Utility – 0.3%
American Water Capital Corp. 3.40%, 03/01/2025	1,135	1,113,390

		10,240,432

Total Corporates – Investment Grade (cost $225,566,205)		222,160,191

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 12.7%
United States – 12.7%
Antonio B Won Pat International Airport Authority Series 2021-A 2.499%, 10/01/2025	740	705,358
California Earthquake Authority Series 2022-A 5.603%, 07/01/2027	2,000	1,999,222
California State Public Works Board (State of California Department of General Services Lease) Series 2024 4.917%, 04/01/2027	3,900	3,876,544

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City & County of Denver CO Airport System Revenue Series 2020-C 1.115%, 11/15/2024	$750	$732,900
City of Detroit MI Series 2023-B 6.844%, 05/01/2028	1,245	1,255,465
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	3,000	2,977,209
City of Houston TX Airport System Revenue Series 2020-C 1.272%, 07/01/2024	1,000	992,785
City of New York NY Series 2021 0.982%, 08/01/2025	380	360,279
City of San Antonio TX Series 2023 5.635%, 02/01/2026	3,000	3,008,820
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	1,000	935,719
Dallas Fort Worth International Airport Series 2023 4.738%, 11/01/2026	1,125	1,111,081
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	911,076
Inland Empire Tobacco Securitization Corp. Series 2019 3.678%, 06/01/2038	660	619,983
Metropolitan Transportation Authority Payroll Mobility Tax Revenue Series 2024-A 5.37%, 12/19/2024	3,000	2,999,306
Municipal Electric Authority of Georgia Series 2021 1.897%, 01/01/2027	385	351,960
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) NATL Series 1997-A 7.425%, 02/15/2029	3,000	3,170,286

20 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023 4.927%, 03/01/2026	$1,050	$1,038,327
New Jersey Turnpike Authority Series 2021-B 0.897%, 01/01/2025	2,000	1,940,654
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2024-B 5.113%, 03/15/2025	1,000	996,290
New York State Urban Development Corp. (Pre-refunded - US Treasuries) Series 2020-F 0.87%, 03/15/2025	1,400	1,345,932
Pennsylvania Turnpike Commission Series 2019 2.556%, 12/01/2025	760	727,249
San Jose Evergreen Community College District Series 2012 6.586% (CME Term SOFR 3 Month + 1.00%), 07/01/2043(b)	1,000	988,672
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.258%, 07/01/2025	1,010	963,174
State of California Series 2023 5.10%, 03/01/2029	2,000	2,010,218
State of Connecticut Series 2021-A 0.508%, 06/01/2024	1,000	995,933
Series 2022-A 3.292%, 06/15/2025	1,000	978,125
State of Hawaii Series 2023-G 4.588%, 10/01/2026	2,000	1,979,963
State of Hawaii Airports System Revenue Series 2020-E 1.392%, 07/01/2025	1,000	955,371
State of Illinois Series 2023-A 5.254%, 05/01/2024	1,500	1,500,000
5.254%, 05/01/2025	1,000	995,887
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2023-A 5.75%, 05/01/2028	2,000	1,963,538

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Natural Gas Securitization Finance Corp. (Texas Natural Gas Securitization Finance Corp.) Series 2023-1, Class A1 5.102%, 04/01/2035	$1,940	$1,919,573
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	4,000	3,733,487

Total Local Governments – US Municipal Bonds (cost $51,819,673)		51,040,386

AGENCIES – 9.1%
Agency Debentures – 9.1%
Federal Home Loan Banks 4.00%, 06/30/2028	3,750	3,641,775
4.50%, 10/03/2024	6,000	5,977,080
4.625%, 06/06/2025	1,600	1,587,616
4.75%, 04/09/2027	9,480	9,436,581
5.00%, 02/28/2025	16,000	15,955,200

Total Agencies (cost $36,785,951)		36,598,252

GOVERNMENTS - TREASURIES – 9.0%
United States – 9.0%
U.S. Treasury Notes 4.00%, 01/15/2027	15,000	14,650,781
4.125%, 02/15/2027	22,000	21,553,125

Total Governments – Treasuries (cost $36,766,079)		36,203,906

ASSET-BACKED SECURITIES – 7.7%
Autos - Fixed Rate – 4.4%
American Credit Acceptance Receivables Trust Series 2023-1, Class A 5.45%, 09/14/2026(a)	143	142,561
Americredit Automobile Receivables Trust Series 2023-1, Class A2A 5.84%, 10/19/2026	1,102	1,102,080
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)	3,000	2,979,018
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026	500	477,977

22 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028	$266	$251,932
Series 2023-N1, Class A 6.36%, 04/12/2027(a)	662	663,200
Series 2023-P3, Class A2 6.09%, 11/10/2026(a)	527	527,558
DT Auto Owner Trust Series 2021-1A, Class C 0.84%, 10/15/2026(a)	79	78,973
Flagship Credit Auto Trust Series 2023-1, Class A2 5.38%, 12/15/2026(a)	1,355	1,351,696
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(a)	3	2,776
Series 2023-1, Class A2 5.43%, 10/15/2026(a)	1,081	1,080,177
JPMorgan Chase Bank, NA - CACLN Series 2021-1, Class B 0.875%, 09/25/2028 (a)	94	92,977
LAD Auto Receivables Trust Series 2023-1A, Class A2 5.68%, 10/15/2026(a)	1,283	1,282,644
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)	2,498	2,513,890
Santander Bank Auto Credit-Linked Notes Series 2023-A, Class B 6.493%, 06/15/2033(a)	343	343,659
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)	775	775,120
US Bank NA Series 2023-1, Class B 6.789%, 08/25/2032(a)	815	817,186
Westlake Automobile Receivables Trust Series 2021-1A, Class C 0.95%, 03/16/2026(a)	180	179,316
Series 2023-2A, Class A2A 5.87%, 07/15/2026(a)	1,404	1,403,219
World Omni Select Auto Trust Series 2023-A, Class A2A 5.92%, 03/15/2027	1,599	1,600,081

		17,666,040

Other ABS - Fixed Rate – 3.3%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)	18	18,097

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2024-X1, Class A 6.27%, 05/15/2029(a)	$1,166	$1,166,055
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	1,319	1,275,115
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)	2,063	2,044,753
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	778	679,596
Louisiana Local Government Environmental Facilities & Community Development Authority Series 2023-ELL, Class A1 5.081%, 06/01/2031	2,770	2,739,752
Oklahoma Development Finance Authority Series 2022-ONG, Class A1 3.877%, 05/01/2037	1,552	1,463,530
Pagaya AI Debt Trust Series 2023-3, Class A 7.60%, 12/16/2030(a)	1,546	1,555,784
Series 2024-1, Class A 6.66%, 07/15/2031(a)	257	257,506
Theorem Funding Trust Series 2023-1A, Class A 7.58%, 04/15/2029(a)	376	379,289
Upstart Securitization Trust Series 2023-2, Class A 6.77%, 06/20/2033(a)	1,725	1,725,834

		13,305,311

Total Asset-Backed Securities (cost $31,277,083)		30,971,351

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.6%
Risk Share Floating Rate – 3.6%
Connecticut Avenue Securities Trust Series 2023-R03, Class 2M1 7.83% (CME Term SOFR + 2.50%), 04/25/2043(a)(b)	901	915,929
Series 2023-R04, Class 1M1 7.63% (CME Term SOFR + 2.30%), 05/25/2043(a)(b)	1,706	1,747,313

24 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-R05, Class 1M1 7.23% (CME Term SOFR + 1.90%), 06/25/2043(a)(b)	$2,265	$2,292,969
Series 2023-R06, Class 1M1 7.03% (CME Term SOFR + 1.70%), 07/25/2043(a)(b)	785	789,465
Series 2023-R07, Class 2M1 7.28% (CME Term SOFR + 1.95%), 09/25/2043(a)(b)	1,029	1,036,229
Series 2024-R03, Class 2M1 6.48% (CME Term SOFR + 1.15%), 03/25/2044(a)(b)	2,041	2,043,736
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 8.745% (CME Term SOFR + 3.41%), 10/25/2027(b)	13	13,487
Series 2023-DNA1, Class M1A 7.43% (CME Term SOFR + 2.10%), 03/25/2043(a)(b)	340	346,439
Series 2023-DNA2, Class M1A 7.43% (CME Term SOFR + 2.10%), 04/25/2043(a)(b)	1,366	1,392,412
Series 2023-HQA1, Class M1A 7.33% (CME Term SOFR + 2.00%), 05/25/2043(a)(b)	2,140	2,163,812
Series 2023-HQA2, Class M1A 7.33% (CME Term SOFR + 2.00%), 06/25/2043(a)(b)	1,422	1,432,748
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 8.345% (CME Term SOFR + 3.01%), 07/25/2024(b)	31	30,769
Series 2016-C01, Class 1M2 12.195% (CME Term SOFR + 6.86%), 08/25/2028(b)	123	130,334
Series 2016-C02, Class 1M2 11.445% (CME Term SOFR + 6.11%), 09/25/2028(b)	99	102,620

		14,438,262

Agency Fixed Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class LD 1.75%, 01/15/2027	15	14,446

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 4459, Class CA 5.00%, 12/15/2034	$11	$10,570

		25,016

Total Collateralized Mortgage Obligations (cost $14,302,856)		14,463,278

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.3%
Non-Agency Floating Rate CMBS – 0.3%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 6.368% (CME Term SOFR 1 Month + 1.05%), 11/15/2033(a)(b)	1,000	995,972
Invitation Homes Trust Series 2018-SFR4, Class A 6.536% (CME Term SOFR 1 Month + 1.21%), 01/17/2038(a)(b)	297	296,984

		1,292,956

Non-Agency Fixed Rate CMBS – 0.0%
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	17	17,280

Total Commercial Mortgage-Backed Securities (cost $1,314,043)		1,310,236

CORPORATES - NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Newell Brands, Inc. 4.875%, 06/01/2025	183	180,105
5.70%, 04/01/2026(c)	613	603,983

Total Corporates – Non-Investment Grade (cost $823,137)		784,088

	Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(d)(e)(f) (cost $4,378,080)	4,378,080	4,378,080

Total Investments – 99.1% (cost $403,033,107)		397,909,768
Other assets less liabilities – 0.9%		3,434,709

Net Assets – 100.0%		$401,344,477

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAIG Series 42, 5 Year Index, 06/20/2029*	1.00%	Quarterly	0.53%	USD	18,070	$401,217	$390,906	$10,311

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	55,500	07/31/2025	1 Day SOFR	5.057%	Annual	$(184,892)	$	– 0	–	$(184,892)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	5.00%	USD	26	$(3,347)	$(3,255)	$(92)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	14	(1,815)	(1,286)	(529)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	81	(10,209)	(7,121)	(3,088)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	8	(1,021)	(730)	(291)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	100	(12,704)	(9,093)	(3,611)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	150	(18,999)	(13,250)	(5,749)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	130	(16,504)	(11,172)	(5,332)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	150	(19,056)	(20,593)	1,537

						$(83,655)	$(66,500)	$(17,155)

*	Termination date

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $40,375,544 or 10.1% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

NATL – National Interstate Corporation

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $398,655,027)	$393,531,688
Affiliated issuers (cost $4,378,080)	4,378,080
Cash collateral due from broker	1,206,628
Unaffiliated interest and dividends receivable	2,947,045
Receivable for investment securities sold	1,736,971
Receivable for shares of beneficial interest sold	433,276
Affiliated dividends receivable	27,153
Receivable due from Adviser	780

Total assets	404,261,621

Liabilities
Due to custodian	4,490
Dividends payable	1,438,527
Payable for investment securities purchased	1,165,999
Payable for shares of beneficial interest redeemed	219,681
Market value on credit default swaps (net premiums received $66,500)	83,655
Payable for variation margin on centrally cleared swaps	4,792

Total liabilities	2,917,144

Net Assets	$401,344,477

Composition of Net Assets
Shares of beneficial interest, at par	$417
Additional paid-in capital	410,856,938
Accumulated loss	(9,512,878)

Net Assets	$401,344,477

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 41,674,505 common shares outstanding)	$9.63

See notes to financial statements.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 29

STATEMENT OF OPERATIONS

Year Ended April 30, 2024

Investment Income
Interest	$14,987,634
Dividends—Affiliated issuers	525,308
Other income(a)	39,634

Total investment income		$15,552,576

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(745,153)
Swaps		(2,383,954)
Net change in unrealized appreciation (depreciation) of:
Investments		2,069,615
Swaps		1,786,574

Net gain on investment transactions		727,082

Net Increase in Net Assets from Operations		$16,279,658

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2024	Year Ended April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,552,576	$7,962,554
Net realized loss on investment transactions	(3,129,107)	(2,818,491)
Net change in unrealized appreciation (depreciation) of investments	3,856,189	2,811,701

Net increase in net assets from operations	16,279,658	7,955,764
Distribution to Shareholders	(14,094,957)	(7,997,925)
Transactions in Shares of Beneficial Interest
Net increase	27,296,366	74,739,391

Total increase	29,481,067	74,697,230
Net Assets
Beginning of period	371,863,410	297,166,180

End of period	$401,344,477	$371,863,410

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2024

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Taxable Multi-Sector Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees ( the “ Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more

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NOTES TO FINANCIAL STATEMENTS (continued)

than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those

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NOTES TO FINANCIAL STATEMENTS (continued)

securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation

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NOTES TO FINANCIAL STATEMENTS (continued)

of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$222,160,191		$	– 0	–	$222,160,191
Local Governments—US Municipal Bonds		– 0	–	51,040,386			– 0	–	51,040,386
Agencies		– 0	–	36,598,252			– 0	–	36,598,252
Governments—Treasuries		– 0	–	36,203,906			– 0	–	36,203,906
Asset-Backed Securities		– 0	–	30,971,351			– 0	–	30,971,351
Collateralized Mortgage Obligations		– 0	–	14,463,278			– 0	–	14,463,278
Commercial Mortgage-Backed Securities		– 0	–	1,310,236			– 0	–	1,310,236
Corporates—Non-Investment Grade		– 0	–	784,088			– 0	–	784,088
Short-Term Investments		4,378,080		– 0	–		– 0	–	4,378,080

Total Investments in Securities		4,378,080		393,531,688			– 0	–	397,909,768
Other Financial Instruments(a):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	401,217			– 0	–	401,217	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(184,892)			– 0	–	(184,892	)(b)
Credit Default Swaps		– 0	–	(83,655)			– 0	–	(83,655)

Total		$4,378,080		$393,664,358		$	– 0	–	$398,042,438

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2024, such reimbursement amounted to $13,865.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2024 is as follows:

Fund	Market Value 4/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,254	$183,629	$182,505	$4,378	$525

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$112,258,736	$106,634,528
U.S. government securities	86,320,306	41,294,255

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$403,211,711

Gross unrealized appreciation	$498,495
Gross unrealized depreciation	(5,808,602)

Net unrealized depreciation	$(5,310,107)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that

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NOTES TO FINANCIAL STATEMENTS (continued)

obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or

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NOTES TO FINANCIAL STATEMENTS (continued)

securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2024, the Fund held interest rate swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended April 30, 2024, the Fund held credit default swaps for non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable for variation margin on centrally cleared swaps	$10,311	*

Interest rate contracts				Payable for variation margin on centrally cleared swaps	$184,892	*

Credit contracts				Market value on credit default swaps	83,655

Total		$10,311			$268,547

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(2,214,913)	$1,515,548

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(169,041)	271,026

Total		$(2,383,954)	$1,786,574

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2024:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$74,153,846
Credit Default Swaps:
Average notional amount of sale contracts	$1,375,640
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$18,070,000	(a)

(a)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$15,371	$	– 0	–	$(15,371)		$	– 0	–	$	– 0	–
Credit Suisse International	32,724		– 0	–	– 0	–		– 0	–		32,724
Goldman Sachs International	16,504		– 0	–	– 0	–		– 0	–		16,504
JPMorgan Securities LLC	19,056		– 0	–	(19,056)			– 0	–		– 0	–

Total	$83,655	$	– 0	–	$(34,427)		$	– 0	–		$49,228	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023

Shares sold	13,234,899	19,324,851	$127,071,284	$183,674,700

Shares redeemed	(10,404,638)	(11,468,545)	(99,774,918)	(108,935,309)

Net increase	2,830,261	7,856,306	$27,296,366	$74,739,391

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full

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NOTES TO FINANCIAL STATEMENTS (continued)

principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2024.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2024 and April 30, 2023 were as follows:

	2024		2023
Distributions paid from:
Ordinary income	$14,094,957		$7,510,630
Net long-term capital gains	– 0	–	487,295

Total taxable distributions paid	$14,094,957		$7,997,925

As of April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,457,139
Accumulated capital and other losses	(4,218,470	)(a)
Unrealized appreciation (depreciation)	(5,313,019	)(b)

Total accumulated earnings (deficit)	$(8,074,350	)(c)

(a)	As of April 30, 2024, the Fund had a net capital loss carryforward of $4,218,470.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of callable bonds and the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2024, the Fund had a net short-term capital loss carryforward of $3,479,902 and a net long-term capital loss carryforward of $738,568, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 9.57	$ 9.59	$ 10.04	$ 9.89	$ 9.82

Income From Investment Operations

Net investment income(a)	.39	.23	.10	.14	.24

Net realized and unrealized gain (loss) on investment transactions	.03	(.02)	(.39)	.16	.09

Net increase (decrease) in net asset value from operations	.42	.21	(.29)	.30	.33

Less: Dividends and Distributions

Dividends from net investment income	(.36)	(.22)	(.12)	(.15)	(.26)

Distributions from net realized gain on investment transactions	– 0	–	(.01)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.36)	(.23)	(.16)	(.15)	(.26)

Net asset value, end of period	$ 9.63	$ 9.57	$ 9.59	$ 10.04	$ 9.89

Total Return

Total investment return based on net asset value(b)	4.41%	2.21%	(2.98)%	3.02%	3.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$401,344	$371,863	$297,166	$305,872	$178,508

Ratio to average net assets of:

Expenses	.00%	.00%	.00%	.00%	.01	%(c)

Net investment income	4.09%	2.44%	1.03%	1.36%	2.47%

Portfolio turnover rate	40%	56%	45%	74%	124%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratio, excluding bank overdraft expense, is .00%.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Taxable Multi-Sector Income Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Taxable Multi-Sector Income Shares (the “Fund”) (one of the portfolios constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Corporate Shares) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 28, 2024

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended April 30, 2024.

For foreign shareholders, 98.14% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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BOARD OF TRUSTEES

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Scott A. DiMaggio(2), Vice President Matthew Sheridan(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Core Fixed-Income Team. Messrs. DiMaggio and Sheridan are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Trustee effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Trust.

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TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees and Advisory Board member. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 48 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,## 72 (2010)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 73 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	81	Moody’s Corporation since April 2011

Michael J. Downey,## ^ 80 (2010)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	81	None

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 57

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## ^ 76 (2010)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jeanette W. Loeb,## 72 (2020)

Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		81	None

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 59

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) where she also serves as Advisory Board Chair (since June 2023). Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	81	None

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TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.## ^ 82 (2010)

Private Investor since prior to 2019. He is a former (2007-2020) director of Xilinx Inc. (programmable logic semi-conductors and adaptable, intelligent computing) and, former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 1999-2000, and 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships and as a director of a number of public and private companies. He also has extensive non-profit board leadership experience, including as a former Chair of the Corporation for Public Broadcasting and the Smithsonian’s National Museum of Natural history, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		81	None

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 61

TRUSTEES AND OFFICERS INFORMATION (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIP CURRENTLY HELD BY TRUSTEE
ADVISORY BOARD MEMBER

Emilie D. Wrapp,+ 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023-June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	81	None

*

The address for each of the Trust’s disinterested Trustees and Advisory Board members is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees and Advisory Board members.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#

Mr. Erzan is an “interested person” of the Trust as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. Mr. Erzan is expected to resign as a Trustee effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Trust.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

^	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective December 31, 2024.

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TRUSTEES AND OFFICERS INFORMATION (continued)

Officer Information

Certain information concerning the Trust’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 52	Vice President	Senior Vice President of the Adviser**, with which he had been associated since prior to 2019. He is also Head of Fixed-Income.

Matthew S. Sheridan 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2019. He is also Director – US Multi-Sector Fixed Income.

Nancy E. Hay 52	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 50	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 63

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Taxable Multi-Sector Income Shares (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 67

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors recognized that such information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 69

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB TAXABLE MULTI-SECTOR INCOME SHARES | 71

NOTES

72 | AB TAXABLE MULTI-SECTOR INCOME SHARES	abfunds.com

AB TAXABLE MULTI-SECTOR INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TMSIS-0151-0424

APR 04.30.24

ANNUAL REPORT

AB MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME SHARES | 1

ANNUAL REPORT

June 27, 2024

This report provides management’s discussion of fund performance for AB Municipal Income Shares for the annual reporting period ended April 30, 2024. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB MUNICIPAL INCOME SHARES[1]	10.87%	2.80%

Bloomberg Municipal Bond Index	7.06%	2.08%

[1]

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2024.

For the 12-month period, the Fund outperformed the benchmark. The Fund was overweight lower-rated (noninvestment-grade) bonds, relative to the benchmark, which is fully composed of investment-grade bonds. This overweight added to returns for the period. Security selection within multi-family housing and education also contributed. Detractors to performance were an overweight to industrial and power revenue bonds.

For the six-month period, the Fund outperformed the benchmark. Contributors to performance included overweights to multi-family housing and public primary/secondary education sectors. The Fund’s duration and yield-curve positioning also contributed during the period. Underweight industry allocations to the local general obligation and special tax sectors detracted from performance.

The Fund used derivatives for hedging purposes in the form of interest rate swaps, which detracted from absolute performance during the six-month period and had no material impact during the 12-month period, as well as Consumer Price Index swaps, which had no material impact for either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended April 30, 2024, the yield on a 10-Year AAA municipal bond rose to 2.81% from 2.36% and the yield on the 10-Year US Treasury rose to 4.68% from 3.60%. After-tax spreads compressed over 12-month period indicating municipal outperformance over Treasuries, which was largely driven by a favorable technical environment. Credit spreads narrowed over the course of the period due positive municipal mutual fund flows, after a long period of outflows.

The Fund’s Senior Investment Management Team relies on an investment process that combines quantitative and fundamental research to build effective municipal bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.76 and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities that may be noninvestment grade or investment-grade. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

(continued on next page)

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The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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DISCLOSURES AND RISKS (continued)

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy initiatives and market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent

abfunds.com	AB MUNICIPAL INCOME SHARES | 7

DISCLOSURES AND RISKS (continued)

month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

4/30/2014 TO 4/30/2024

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Income Shares (from 4/30/2014 to 4/30/2024) as compared with the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

NAV Returns

1 Year	2.80%

5 Years	2.45%

10 Years	4.32%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

NAV Returns

1 Year	5.19%

5 Years	2.95%

10 Years	4.76%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.21% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,108.70	$1.26	0.24%
Hypothetical**	$1,000	$1,023.67	$1.21	0.24%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $12,137.1

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2024

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 102.1%
Long-Term Municipal Bonds – 100.3%
Alabama – 4.2%
Black Belt Energy Gas District (Apollo Global Management, Inc.) Series 2024-A 5.25%, 05/01/2055	$8,000	$8,564,186
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2022-F 5.50%, 11/01/2053	15,500	16,324,411
Series 2023-A 5.25%, 01/01/2054(a)	46,865	49,568,061
Series 2023-C 5.50%, 10/01/2054	16,055	17,312,370
Series 2023-D 5.408% (SOFR + 1.85%), 06/01/2049(b)	20,500	20,749,575
Black Belt Energy Gas District (Morgan Stanley) 5.71% (SOFR + 2.15%), 02/01/2053(a)(b)	10,000	10,272,561
Black Belt Energy Gas District (Nomura Holdings, Inc.) Series 2022-A 4.00%, 12/01/2052	16,475	16,149,543
Black Belt Energy Gas District (Royal Bank of Canada) Series 2023-B 5.25%, 12/01/2053(a)	22,380	23,900,464
County of Jefferson AL Sewer Revenue Series 2024 5.25%, 10/01/2041	2,250	2,446,960
5.25%, 10/01/2044	2,665	2,865,084
5.50%, 10/01/2053	9,610	10,270,139
Energy Southeast A Cooperative District (Morgan Stanley) Series 2023-A 5.50%, 11/01/2053(a)	14,750	15,756,261
5.608% (SOFR + 2.05%), 11/01/2053(b)	16,000	15,961,445
Series 2023-B 5.758% (SOFR + 2.20%), 04/01/2054(b)	10,000	10,069,538
Series 2024-B 5.25%, 07/01/2054	41,865	44,275,809

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2036	$5,000	$5,080,937
5.00%, 02/01/2041	5,000	5,044,248
Series 2021 4.00%, 02/01/2041	3,370	3,089,722
4.00%, 02/01/2046	9,640	8,512,701
Jefferson County Board of Education/AL Series 2018 5.00%, 02/01/2039(a)	5,000	5,207,738
5.00%, 02/01/2046(a)	23,280	23,838,543
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016-A 5.00%, 09/01/2031	2,235	2,318,522
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2024 5.00%, 06/01/2049	38,405	40,017,998
Southeast Alabama Gas Supply District (The) (Pacific Mutual Holding Co.) Series 2024-A 5.00%, 08/01/2054	35,220	37,190,390
Southeast Alabama Gas Supply District (The) (Pre-refunded – US Govt Agencies) Series 2018-A 4.00%, 06/01/2049	23,995	23,988,274
Southeast Energy Authority A Cooperative District (Goldman Sachs Group, Inc. (The)) Series 2022-B 5.00%, 05/01/2053	4,085	4,215,077
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	15,000	14,680,234
Series 2022-A 5.50%, 01/01/2053	7,620	8,067,381
5.98% (SOFR + 2.42%), 01/01/2053(a)(b)	10,000	10,413,327
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	28,425	29,886,855

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group, Inc.) Series 2023-A 5.25%, 01/01/2054	$10,000	$10,497,841
University of Alabama (The) (Pre-refunded – US Treasuries) Series 2014-B 4.00%, 07/01/2040	6,495	6,495,457
4.00%, 07/01/2041	6,010	6,010,423

		509,042,075

Alaska – 0.1%
Municipality of Anchorage AK Solid Waste Services Revenue Series 2022-A 5.25%, 11/01/2062	3,000	3,137,323
State of Alaska International Airports System Series 2016-B 5.00%, 10/01/2033	6,500	6,618,526
5.00%, 10/01/2034	2,500	2,545,082

		12,300,931

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	3,235	3,327,107
Series 2018 7.125%, 09/01/2038(c)	8,315	8,945,527

		12,272,634

Arizona – 2.8%
Arizona Industrial Development Authority (Benjamin Franklin Charter School Obligated Group) Series 2023 4.43%, 07/01/2033(c)	520	511,369
5.25%, 07/01/2053(c)	1,000	952,605
5.50%, 07/01/2058(c)	1,000	980,230
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2050	1,000	888,811
Series 2021 4.00%, 11/01/2051(c)	11,325	9,549,305

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Heritage Academy Laveen & Gateway Obligated Group) Series 2021 5.00%, 07/01/2051(c)	$10,000	$8,630,725
Arizona Industrial Development Authority (KIPP Nashville Obligated Group) Series 2022-A 5.00%, 07/01/2047	750	752,560
5.00%, 07/01/2057	1,500	1,473,088
5.00%, 07/01/2062	1,460	1,420,523
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-A 4.00%, 07/01/2061	5,965	4,677,028
Series 2021-B 4.00%, 07/01/2051	1,000	819,801
4.00%, 07/01/2061	4,600	3,606,761
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.75%, 07/01/2030(d)(e)(f)	1,500	90,000
7.75%, 07/01/2050(d)(e)(f)	33,950	2,037,000
Series 2021-A 6.00%, 07/01/2051(d)(e)(f)	1,425	85,500
Arizona Industrial Development Authority (North Carolina Central University Project) BAM Series 2019 5.00%, 06/01/2049	785	803,532
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2018 5.75%, 07/15/2048(c)	1,000	1,005,841
Series 2020-A 4.00%, 07/15/2030(c)	1,600	1,554,150
4.00%, 07/15/2040(c)	4,180	3,609,741
4.00%, 07/15/2050(c)	1,000	784,833
Arizona Industrial Development Authority (Provident Group – EMU Properties LLC) Series 2018 5.00%, 05/01/2051(e)(f)	1,100	605,000
Chandler Industrial Development Authority (Intel Corp.) Series 2019 5.00%, 06/01/2049	17,725	17,731,739

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022 5.00%, 09/01/2042	$3,900	$3,982,417
5.00%, 09/01/2052	1,500	1,531,895
Series 2023 4.10%, 12/01/2037	6,000	5,987,404
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.442%, 07/01/2032	5,000	4,071,039
2.542%, 07/01/2033	5,000	4,005,074
2.642%, 07/01/2034	6,795	5,361,316
2.742%, 07/01/2035	10,000	7,778,794
2.842%, 07/01/2036	13,000	9,990,539
City of Glendale AZ Excise Tax Revenue Series 2017 5.00%, 07/01/2024	3,475	3,480,303
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2014-B 5.00%, 07/01/2026	11,000	11,018,777
City of Phoenix Civic Improvement Corp. (Pre-refunded – US Treasuries) Series 2014-A 5.00%, 07/01/2029	3,500	3,505,001
5.00%, 07/01/2031	4,975	4,982,108
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.321%, 07/01/2034	10,500	7,933,131
2.421%, 07/01/2035	10,325	7,663,220
County of Maricopa AZ (Pre-refunded – US Treasuries) Series 2005 5.00%, 04/01/2035	10,070	10,113,453
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2036	1,000	898,064
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 05/15/2039	2,700	2,587,017
Industrial Development Authority of the City of Phoenix Arizona (The) (AZ GFF Tiyan LLC Lease) Series 2014 5.00%, 02/01/2029	18,125	17,486,897

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the City of Phoenix Arizona (The) (BASIS Schools, Inc. Obligated Group) Series 2015 5.00%, 07/01/2035(c)	$2,000	$2,006,057
Industrial Development Authority of the City of Phoenix Arizona (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	3,875	3,608,041
Industrial Development Authority of the County of Pima (The) (Edkey, Inc. Obligated Group) Series 2020 5.00%, 07/01/2049(c)	6,890	6,194,669
5.00%, 07/01/2055(c)	3,700	3,268,706
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.625%, 11/15/2030(c)	9,500	9,592,121
6.875%, 11/15/2052(c)	6,500	6,866,529
7.00%, 11/15/2057(c)	2,915	3,089,457
La Paz County Industrial Development Authority (Harmony Public Schools) Series 2016 5.00%, 02/15/2046(c)	3,500	3,296,879
Maricopa County Elementary School District No. 6 Washington Series 2019-B 5.00%, 07/01/2024	1,015	1,016,633
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) Series 2021 4.00%, 07/01/2061(c)	2,875	2,078,876
Maricopa County Industrial Development Authority (Benjamin Franklin Charter School Ltd.) Series 2018-A 6.00%, 07/01/2052(c)	20,370	20,689,400
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(c)	24,115	20,637,017

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2024-D 5.00%, 12/01/2039(g)	$2,725	$2,931,199
5.00%, 12/01/2040(g)	5,750	6,123,989
5.00%, 12/01/2041(g)	1,525	1,615,414
Maricopa County Industrial Development Authority (Legacy Traditional School Obligated Group) Series 2019 5.00%, 07/01/2049(c)	2,000	1,866,925
5.00%, 07/01/2054(c)	2,300	2,115,490
Maricopa County Industrial Development Authority (Morrison Education Group Obligated Group) Series 2024-A 6.50%, 07/01/2054(c)	8,500	8,688,912
6.625%, 07/01/2059(c)	5,000	5,132,375
6.75%, 07/01/2063(c)	5,880	6,060,577
Maricopa County Industrial Development Authority (Valley Christian Schools) Series 2023 6.25%, 07/01/2053(c)	1,650	1,668,256
6.375%, 07/01/2058(c)	3,670	3,722,627
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	10,945	11,508,758
5.00%, 12/01/2037	2,915	3,097,314
5.25%, 12/01/2027	16,425	17,007,920
Sierra Vista Industrial Development Authority (American Leadership Academy, Inc.) Series 2023 5.75%, 06/15/2058(c)	10,000	10,019,387
Tempe Industrial Development Authority (Friendship Village of Tempe) Series 2019 5.00%, 12/01/2054	1,185	1,051,483
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(c)	1,065	652,748

abfunds.com	AB MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Town of Gilbert AZ Series 2022 5.00%, 07/15/2024	$3,600	$3,608,460

		344,162,810

Arkansas – 0.5%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) Series 2020 5.00%, 09/01/2044	16,250	15,524,953
Arkansas Development Finance Authority (Hybar LLC) Series 2023 6.875%, 07/01/2048(c)	7,185	7,764,439
Series 2024 7.375%, 07/01/2048(c)	34,700	37,746,774
Arkansas Development Finance Authority (United States Steel Corp.) Series 2022 5.45%, 09/01/2052	5,000	5,055,533

		66,091,699

California – 11.8%
Alameda Corridor Transportation Authority Series 2022-A 0.00%, 10/01/2048(h)	17,000	9,031,236
5.38%, 10/01/2049(h)	10,435	5,520,756
5.40%, 10/01/2050(h)	7,345	3,865,979
AGM Series 2024 Zero Coupon, 10/01/2049	7,250	2,133,248
Zero Coupon, 10/01/2053	15,000	3,496,152
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	7,860	6,665,851
Series 2023 4.84%, 04/01/2065(d)(i)	59,845	58,491,472
California Community Choice Financing Authority (American International Group, Inc.) Series 2023-D 5.50%, 05/01/2054	61,410	65,188,441
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	115,505	120,497,496

20 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Choice Financing Authority (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$1,000	$997,579
Series 2023 5.25%, 11/01/2054	3,800	4,043,562
California Community Choice Financing Authority (Morgan Stanley) Series 2023 4.679% (SOFR + 1.63%), 07/01/2053(a)(b)	16,800	16,782,473
5.00%, 02/01/2054	48,650	51,231,530
5.228% (SOFR + 1.67%), 02/01/2054(b)	10,000	9,976,268
Series 2024 5.00%, 05/01/2054	27,000	28,546,476
California Community College Financing Authority (NCCD-Orange Coast Properties LLC) Series 2018 5.25%, 05/01/2043	4,485	4,565,767
5.25%, 05/01/2048	6,750	6,839,698
5.25%, 05/01/2053	6,300	6,365,503
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(c)	23,800	21,136,685
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(c)	39,200	32,028,646
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(c)	17,000	11,769,984
4.00%, 08/01/2046(c)	7,605	6,252,623
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(c)	17,360	11,772,144

abfunds.com	AB MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(c)	$119,980	$7,024,097
5.50%, 02/01/2040(c)	4,875	4,539,149
Series 2022-A 4.50%, 08/01/2052(c)	21,280	17,636,475
California Educational Facilities Authority (Chapman University) Series 2015 5.00%, 04/01/2033	4,005	4,049,449
5.00%, 04/01/2034	4,205	4,251,461
California Educational Facilities Authority (Loma Linda University) Series 2017-A 5.00%, 04/01/2031	1,000	1,040,475
5.00%, 04/01/2042	1,000	1,016,971
California Enterprise Development Authority (Heights Christian Schools) Series 2023 6.25%, 06/01/2053(c)	2,000	1,983,858
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2042(c)	5,000	4,172,185
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2037	1,700	1,748,899
California Infrastructure & Economic Development Bank (Equitable School Revolving Fund LLC Obligated Group) Series 2020-B 4.00%, 11/01/2045	850	795,478
4.00%, 11/01/2050	860	776,394
California Infrastructure & Economic Development Bank (WFCS Holdings II LLC) Series 2021 Zero Coupon, 01/01/2061(c)	2,980	201,440

22 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A1 5.00%, 01/01/2056(c)	$3,000	$2,470,920
California Municipal Finance Authority (Azusa Pacific University) Series 2015-B 5.00%, 04/01/2041	4,900	4,600,894
California Municipal Finance Authority (BOLD Program) Series 2023-B 5.75%, 09/01/2053	2,850	2,925,561
California Municipal Finance Authority (California Baptist University) Series 2016-A 5.00%, 11/01/2046(c)	2,000	1,934,337
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2039	2,030	2,106,369
5.00%, 05/15/2040	1,000	1,033,177
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2046(c)	1,490	1,401,963
California Municipal Finance Authority (Goodwill Industries of Sacramento Valley & Northern Nevada, Inc.) Series 2012-A 6.625%, 01/01/2032(c)	760	740,378
Series 2014 5.00%, 01/01/2035	1,085	918,730
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 4.00%, 12/31/2047	7,040	6,217,418
5.00%, 12/31/2043	32,850	32,272,845
California Municipal Finance Authority (Samuel Merritt University) Series 2022 5.25%, 06/01/2053	5,000	5,245,270
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(c)	9,725	9,725,440

abfunds.com	AB MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023 5.00%, 07/01/2027(c)	$2,000	$2,090,851
5.00%, 07/01/2028(c)	2,350	2,483,505
5.00%, 07/01/2029(c)	2,300	2,453,745
5.00%, 07/01/2030(c)	2,600	2,796,511
5.00%, 07/01/2031(c)	3,000	3,249,206
5.00%, 07/01/2032(c)	5,470	5,958,805
5.00%, 07/01/2033(c)	5,865	6,419,308
5.00%, 07/01/2034(c)	3,000	3,268,968
5.00%, 07/01/2036(c)	2,650	2,849,395
5.00%, 07/01/2037(c)	2,250	2,403,276
5.00%, 07/01/2038(c)	2,000	2,123,680
5.00%, 11/21/2045(c)	1,100	1,129,219
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(c)(e)(f)	785	58,875
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 11/21/2045(c)	4,890	4,962,761
California Public Finance Authority (Enso Village) Series 2021 2.375%, 11/15/2028(c)	2,520	2,450,519
California Public Finance Authority (Kendal at Ventura) Series 2023 10.00%, 05/15/2028(c)	800	885,550
California School Finance Authority (Aspire Public Schools Obligated Group) Series 2020-A 5.00%, 08/01/2059(c)	3,120	2,946,223
California School Finance Authority (Classical Academy Obligated Group) Series 2021 4.00%, 10/01/2046(c)	2,800	2,300,822
Series 2022 5.00%, 10/01/2052(c)	1,000	933,592
5.00%, 10/01/2061(c)	1,500	1,369,914
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 5.00%, 06/01/2046(c)	3,630	3,434,728

24 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2056(c)	$8,850	$7,965,294
California School Finance Authority (Hawking STEAM Charter Schools, Inc.) Series 2022 5.25%, 07/01/2052(c)	2,250	2,264,949
5.50%, 07/01/2062(c)	2,775	2,812,014
California School Finance Authority (KIPP SoCal Public Schools Obligated Group) Series 2019-A 5.00%, 07/01/2039(c)	2,325	2,391,024
5.00%, 07/01/2049(c)	700	706,227
California School Finance Authority (KIPP SoCal Public Schools) Series 2014-A 5.00%, 07/01/2034(c)	1,075	1,077,348
California School Finance Authority (Lighthouse Community Public Schools Obligated Group) Series 2022 6.375%, 06/01/2052(c)	1,225	1,260,937
California School Finance Authority (Rocketship Education Obligated Group) Series 2017-G 5.00%, 06/01/2047(c)	2,330	2,234,330
California State University 2.719%, 11/01/2052(a)	5,000	3,198,990
2.975%, 11/01/2051(a)	5,000	3,266,500
Series 2021-B 2.374%, 11/01/2035(a)	10,000	7,557,455
California Statewide Communities Development Authority (CHF-Irvine LLC) BAM Series 2021 3.00%, 05/15/2051	13,000	9,829,387
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AGM Series 2022-A 5.25%, 08/15/2052	3,000	3,186,956
5.375%, 08/15/2057	3,720	3,973,229

abfunds.com	AB MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2016 5.00%, 06/01/2036(c)	$5,250	$5,295,160
5.00%, 06/01/2046(c)	7,000	6,862,155
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(c)	15,285	15,370,527
5.25%, 12/01/2056(c)	14,795	14,861,770
Series 2018 5.25%, 12/01/2038(c)	2,420	2,496,914
5.25%, 12/01/2048(c)	6,440	6,535,454
Series 2018-A 5.00%, 12/01/2033(c)	1,350	1,397,443
5.50%, 12/01/2058(c)	19,145	19,496,276
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.25%, 07/01/2049(c)	1,125	1,121,799
5.25%, 07/01/2052(c)	1,500	1,488,979
City of Los Angeles CA Series 2023 5.00%, 06/27/2024	43,055	43,121,335
City of Los Angeles Department of Airports 5.00%, 05/15/2044(a)	15,415	15,819,411
Series 2020-C 5.00%, 05/15/2036(a)	10,000	10,695,770
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.50%, 09/01/2046	850	861,243
City of Vernon CA Electric System Revenue Series 2022-2 5.00%, 08/01/2039	425	447,609
5.00%, 08/01/2040	375	393,592
5.00%, 08/01/2041	420	439,661
CMFA Special Finance Agency (CMFA Special Finance Agency Enclave) Series 2022-A 4.00%, 08/01/2058(c)	15,100	11,509,943

26 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(c)	$18,760	$12,871,634
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(c)	12,525	10,634,960
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 3.00%, 08/01/2056(c)	8,415	5,573,398
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(c)	10,450	6,908,975
4.00%, 08/01/2047(c)	3,870	3,238,255
County of Santa Cruz CA Series 2023 5.00%, 07/05/2024	10,175	10,193,702
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(c)	23,500	16,166,816
4.00%, 05/01/2057(c)	15,550	11,018,170
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(c)	10,785	7,578,407
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(c)	13,215	11,123,327
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(c)	15,200	11,526,348

abfunds.com	AB MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(c)	$11,500	$9,500,840
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(c)	10,025	7,238,618
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(c)	22,165	15,025,897
4.00%, 07/01/2058(c)	6,000	4,035,383
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(c)	2,500	1,825,259
4.00%, 09/01/2056(c)	19,865	14,215,154
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(c)	12,700	8,414,986
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(c)	18,070	12,398,210
4.00%, 12/01/2056(c)	3,400	2,469,628
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 4.00%, 05/01/2057(c)	5,400	3,750,785

28 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(c)	$27,100	$20,438,102
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 3.25%, 10/01/2058(c)	8,930	5,995,521
4.00%, 10/01/2048(c)	2,000	1,436,228
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(c)	15,405	10,434,797
Golden State Tobacco Securitization Corp. 3.293%, 06/01/2042(a)	6,850	5,047,417
Series 2021 3.85%, 06/01/2050	19,585	17,864,152
Series 2021-A 4.214%, 06/01/2050	2,900	2,088,438
Series 2021-B Zero Coupon, 06/01/2066	161,565	16,338,729
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 2.746%, 06/01/2034(a)	14,780	12,062,749
3.115%, 06/01/2038(a)	29,325	22,699,532
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061(c)	21,225	18,939,590
Los Angeles Department of Water & Power (Los Angeles Department of Water & Power Power System Revenue) Series 2019-B 5.00%, 07/01/2024	3,590	3,596,967
Los Angeles Unified School District/CA Series 2019-A 5.00%, 07/01/2024	10,000	10,019,076

abfunds.com	AB MUNICIPAL INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2024-A 5.00%, 07/01/2031	$17,500	$19,866,390
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-A 6.50%, 11/01/2039	3,390	4,228,113
Series 2009-B 6.50%, 11/01/2039	3,865	4,820,548
Series 2009-C 7.00%, 11/01/2034	5,000	6,145,894
Milpitas Unified School District/CA Series 2014-B 4.00%, 08/01/2037	8,195	8,137,733
Northern California Energy Authority (Pacific Mutual Holding Co.) Series 2024 5.00%, 12/01/2054	14,855	15,724,973
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No. 2003-1) Series 2022 5.75%, 09/01/2052	1,600	1,602,611
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 4.324% (CME Term SOFR 3 Month + 0.57%), 06/01/2039(b)	33,680	30,328,096
San Diego County Regional Airport Authority Series 2023 5.00%, 07/01/2048	7,270	7,561,973
5.25%, 07/01/2058	3,275	3,431,897
San Francisco City & County Airport Comm 3.053%, 05/01/2034(a)	3,500	2,897,826
3.183%, 05/01/2035(a)	5,500	4,518,592
3.333%, 05/01/2037(a)	2,250	1,809,158
San Francisco Intl Airport Series 2018 5.00%, 05/01/2043	11,000	11,202,177
Series 2019-A 5.00%, 05/01/2044(a)	14,000	14,377,616
Series 2020-E 5.00%, 05/01/2037	8,525	9,018,185
5.00%, 05/01/2038	11,000	11,568,367

30 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-E 5.50%, 05/01/2040	$10,000	$11,108,398
5.75%, 05/01/2048	10,000	10,993,756
San Joaquin Hills Transportation Corridor Agency Series 2014-B 5.25%, 01/15/2044	1,000	1,006,493
Series 2021-A 4.00%, 01/15/2044	1,429	1,377,416
San Jose Evergreen Community College District Series 2012 6.586% (CME Term SOFR 3 Month + 1.00%), 07/01/2043(b)	4,000	3,954,687
Southern California Logistics Airport Authority AGC Series 2006 5.00%, 12/01/2036	100	100,808
5.00%, 12/01/2043	1,585	1,597,813
State of California Series 2019 4.00%, 10/01/2024	7,915	7,928,849
Series 2022 5.00%, 09/01/2024	2,950	2,963,096
Series 2023 6.00%, 03/01/2033	10,000	10,568,679
Series 2024 5.00%, 09/01/2025	8,800	8,987,264
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	5,050	817,775
Tobacco Securitization Authority of Southern California Series 2019 Zero Coupon, 06/01/2054	10,480	2,028,117
5.00%, 06/01/2039	1,555	1,643,186

		1,429,524,872

Colorado – 2.7%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	15,000	13,436,869

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2037(c)	$5,000	$4,793,874
Series 2022 6.50%, 12/01/2053	4,350	4,394,921
City & County of Denver CO Airport System Revenue Series 2022-A 5.00%, 11/15/2033	9,000	9,951,457
5.50%, 11/15/2053	10,475	11,285,541
City & County of Denver Co. (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	645	643,935
Colorado Educational & Cultural Facilities Authority (Ascent Classical Academy Charter Schools, Inc.) Series 2024 5.75%, 04/01/2059(c)	2,250	2,229,646
5.80%, 04/01/2054(c)	3,725	3,742,684
Colorado Educational & Cultural Facilities Authority (James Irwin Educational Foundation Obligated Group) Series 2022 5.00%, 09/01/2052	850	808,869
5.00%, 09/01/2057	2,100	1,985,342
5.00%, 09/01/2062	2,000	1,870,173
Colorado Educational & Cultural Facilities Authority (STEAD School (The)) Series 2023-A 7.00%, 07/01/2034(c)	18,215	18,330,343
Series 2023-B 8.125%, 07/01/2028(c)	465	456,832
Colorado Educational & Cultural Facilities Authority (Vega Collegiate Academy) Series 2021 5.00%, 02/01/2051(c)	3,350	2,995,931
5.00%, 02/01/2061(c)	2,870	2,491,128
Colorado Health Facilities Authority 5.00%, 11/01/2040(a)	4,650	4,942,932
5.00%, 11/01/2041(a)	5,075	5,379,275
5.00%, 11/01/2042(a)	3,800	4,014,769
5.25%, 11/01/2052(a)	10,000	10,551,830

32 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	$1,300	$844,699
5.00%, 05/15/2058	3,000	1,850,491
Series 2021-B 2.125%, 05/15/2028	1,500	1,420,271
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2038	6,600	6,368,069
5.00%, 08/01/2039	1,000	1,043,900
5.00%, 08/01/2044	93,310	95,884,824
Series 2022 5.50%, 11/01/2047	2,500	2,722,371
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2048	2,100	1,689,858
Colorado Health Facilities Authority (Pre-refunded – US Treasuries) Series 2015-B 5.00%, 09/01/2030	1,150	1,171,759
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2044	7,050	7,326,039
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(d)(e)(f)	19,590	14,492,843
Four Corners Business Improvement District Series 2022 6.00%, 12/01/2052	1,500	1,375,069
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	13,776	11,157,990
Longs Peak Metropolitan District Series 2021 5.25%, 12/01/2051(c)	5,000	4,779,060
Meridian Ranch Metropolitan District 2018 Subdistrict Series 2022 6.25%, 12/01/2037	1,435	1,442,376
6.50%, 12/01/2042	1,105	1,108,539
6.75%, 12/01/2052	1,925	1,923,671

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Platte River Metropolitan District Series 2023-A 6.50%, 08/01/2053(c)	$4,000	$4,063,728
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2040(c)	1,500	1,450,570
Public Authority for Colorado Energy (Bank of America Corp.) Series 2008 6.50%, 11/15/2038	15,535	18,743,683
Pueblo Urban Renewal Authority Series 2021 4.75%, 12/01/2045(d)	8,010	5,335,287
Regional Transportation District (Denver Transit Partners LLC) Series 2020 5.00%, 01/15/2032	2,300	2,498,874
Riverwalk Metropolitan District No. 2 Series 2022-A 5.00%, 12/01/2042	4,000	3,618,442
5.00%, 12/01/2052	1,500	1,293,411
Sagebrush Farm Metropolitan District No. 1 Series 2022-A 6.75%, 12/01/2052	3,500	3,449,794
Spring Hill Metropolitan District No. 3 Series 2022-A 6.75%, 12/01/2052(c)	667	674,182
STC Metropolitan District No. 2 Series 2019-A 5.00%, 12/01/2038	940	892,786
5.00%, 12/01/2049	1,000	907,606
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 4.25%, 12/01/2050	2,250	1,883,066
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	2,215	2,318,606
6.75%, 12/01/2053	11,000	11,427,540
Series 2023 8.375%, 12/15/2054	2,500	2,495,879

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	$646	$509,408
AGM Series 2020 5.00%, 12/01/2033	370	400,649
5.00%, 12/01/2050	435	447,911
Verve Metropolitan District No. 1 Series 2023 6.50%, 12/01/2043	3,365	3,152,023
6.75%, 12/01/2052	4,000	3,757,752

		330,229,377

Connecticut – 0.8%
City of New Haven CT AGM Series 2019-A 5.00%, 08/01/2039	1,650	1,727,995
Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group) Series 2020-A 4.00%, 07/01/2036	1,000	1,001,230
4.00%, 07/01/2037	1,200	1,193,705
Connecticut State Health & Educational Facilities Authority (Quinnipiac University) Series 2015-L 5.00%, 07/01/2045	5,750	5,784,866
Connecticut State Health & Educational Facilities Authority (Sacred Heart University, Inc.) Series 2017-I1 5.00%, 07/01/2035	1,000	1,034,211
5.00%, 07/01/2037	1,095	1,123,587
Connecticut State Health & Educational Facilities Authority (Seabury Retirement Community) Series 2016-A 5.00%, 09/01/2046(c)	1,000	851,584
5.00%, 09/01/2053(c)	1,475	1,194,799
Connecticut State Health & Educational Facilities Authority (University of Hartford (The)) Series 2019 4.00%, 07/01/2044	10,710	8,170,915
4.00%, 07/01/2049	3,325	2,415,394
5.00%, 07/01/2033	470	464,066
5.00%, 07/01/2034	295	290,055

abfunds.com	AB MUNICIPAL INCOME SHARES | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018 5.00%, 07/01/2034	$1,000	$1,010,820
Series 2018-K1 5.00%, 07/01/2028	765	776,223
5.00%, 07/01/2035	1,055	1,064,478
5.00%, 07/01/2036	2,205	2,215,574
5.00%, 07/01/2037	1,085	1,085,076
5.00%, 07/01/2038	1,980	1,949,549
State of Connecticut Series 2016-E 5.00%, 10/15/2034	4,595	4,737,322
Series 2016-F 5.00%, 10/15/2031	10,205	10,559,722
Series 2017-A 5.00%, 04/15/2032	6,700	7,019,648
5.00%, 04/15/2033	10,985	11,506,459
5.00%, 04/15/2034	4,855	5,084,716
Series 2019-B 5.00%, 02/15/2025	11,830	11,967,894
State of Connecticut Special Tax Revenue Series 2022-B 5.00%, 07/01/2024	3,340	3,346,187
Town of Fairfield CT Series 2022-B 5.00%, 07/15/2024	1,695	1,698,348
Town of Hamden CT (Whitney Center, Inc. Obligated Group) Series 2022-A 7.00%, 01/01/2053	3,900	4,114,286

		93,388,709

Delaware – 0.0%
Delaware River & Bay Authority Series 2021 4.00%, 01/01/2042	550	545,555
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 5.00%, 09/01/2050	1,125	1,106,900
State of Delaware (Pre-refunded – US Treasuries) Series 2014-B 5.00%, 07/01/2025	2,740	2,744,142

		4,396,597

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.5%
District of Columbia (District of Columbia International School Obligated Group) Series 2019 5.00%, 07/01/2049	$2,075	$2,065,445
5.00%, 07/01/2054	3,565	3,492,702
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2046	1,165	1,149,923
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	3,230	3,277,048
5.00%, 07/01/2048	5,350	5,379,773
Series 2017-B 5.00%, 07/01/2037	1,465	1,502,518
5.00%, 07/01/2042	2,000	2,029,132
District of Columbia (Rocketship DC Obligated Group) Series 2019 5.00%, 06/01/2049(c)	2,100	1,931,107
5.00%, 06/01/2056(c)	3,255	2,877,423
Series 2021 5.00%, 06/01/2041(c)	1,190	1,150,018
5.00%, 06/01/2051(c)	4,345	3,955,258
5.00%, 06/01/2061(c)	4,870	4,245,304
Series 2024 5.625%, 06/01/2044	1,000	1,012,434
5.75%, 06/01/2054	1,000	1,002,208
6.00%, 06/01/2058	1,000	1,014,108
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	182,000	18,635,706
Metropolitan Washington Airports Authority Aviation Revenue Series 2021-A 5.00%, 10/01/2046	7,400	7,674,217
Washington Metropolitan Area Transit Authority Dedicated Revenue (Washington Metropolitan Area Transit Authority Dedicated Revenue Lease) Series 2021-A 5.00%, 07/15/2024	3,180	3,186,931

		65,581,255

abfunds.com	AB MUNICIPAL INCOME SHARES | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 6.2%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(c)	$26,000	$22,859,554
Bexley Community Development District Series 2016 4.875%, 05/01/2047	985	922,550
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 5.875%, 07/01/2040(c)	1,400	993,731
6.00%, 07/01/2045(c)	1,215	857,778
6.00%, 07/01/2050(c)	2,895	2,030,360
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2026	2,000	2,011,323
5.00%, 10/01/2029	1,650	1,682,273
5.00%, 10/01/2032	1,000	1,019,351
5.00%, 10/01/2033	1,050	1,067,569
Capital Projects Finance Authority/FL (IDEA Lakeland) Series 2023 7.00%, 06/15/2030(c)	12,790	13,280,589
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(c)	1,300	947,954
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 Zero Coupon, 07/01/2061(c)	83,000	5,169,647
3.375%, 07/01/2031(c)	1,270	1,199,375
5.00%, 07/01/2056(c)	45,885	41,921,816
Capital Trust Agency, Inc. (Southeastern University Obligated Group) Series 2023 6.00%, 05/01/2043(c)	2,000	2,001,226
6.25%, 05/01/2048(c)	2,000	2,008,124
6.375%, 05/01/2053(c)	4,500	4,531,982
Capital Trust Agency, Inc. (Team Success A School of Excellence, Inc.) Series 2020 5.00%, 06/01/2045(c)	1,615	1,466,128

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 06/01/2055(c)	$3,250	$2,835,270
Series 2022 5.50%, 06/01/2057(c)	3,000	2,817,729
Capital Trust Authority (IDEA Florida, Inc.) Series 2023-A 6.25%, 06/15/2053(c)	6,250	6,454,164
6.375%, 06/15/2058(c)	4,000	4,145,792
City of Jacksonville FL (Genesis Health, Inc. Obligated Group) Series 2020 4.00%, 11/01/2039	1,650	1,560,587
4.00%, 11/01/2040	2,175	2,039,894
4.00%, 11/01/2045	2,500	2,212,812
5.00%, 11/01/2050	13,230	13,412,644
City of Lakeland FL (Lakeland Regional Health Systems Obligated Group) Series 2015 5.00%, 11/15/2040	5,610	5,629,862
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.25%, 06/01/2052	2,955	2,960,574
5.375%, 06/01/2057	1,000	1,005,229
5.625%, 06/01/2062	5,965	6,057,412
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2037	8,405	8,631,395
5.00%, 08/15/2047	6,125	6,185,951
City of Tallahassee FL (Tallahassee Memorial HealthCare, Inc.) Series 2016 5.00%, 12/01/2055	3,535	3,335,713
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2036	700	405,691
Zero Coupon, 09/01/2037	700	381,513
Zero Coupon, 09/01/2040	980	448,135
Zero Coupon, 09/01/2041	1,000	432,281
Zero Coupon, 09/01/2045	1,850	633,563

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Zero Coupon, 09/01/2049	$1,350	$365,796
Collier County Industrial Development Authority (NCH Healthcare System, Inc. Obligated Group) Series 2024 5.00%, 10/01/2054	6,500	6,973,407
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2044	3,000	3,066,487
County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2050	5,000	4,564,965
5.75%, 08/15/2055	3,905	3,519,673
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2031	1,100	1,112,089
County of Miami-Dade FL Water & Sewer System Revenue Series 2015 5.00%, 10/01/2024	4,500	4,522,294
County of Miami-Dade Seaport Department Series 2023-A 5.25%, 10/01/2052	7,900	8,276,120
County of Okaloosa FL Water & Sewer Revenue Series 2015 5.00%, 07/01/2024	1,585	1,587,516
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2035	1,000	588,254
Zero Coupon, 10/01/2036	860	473,912
Zero Coupon, 10/01/2037	1,390	724,001
Zero Coupon, 10/01/2038	1,185	579,927
Zero Coupon, 10/01/2039	1,610	733,761
County of Palm Beach FL (Provident Group-PBAU Properties LLC) Series 2019 5.00%, 04/01/2039(c)	1,435	1,439,274
5.00%, 04/01/2051(c)	11,645	11,114,485

40 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(a)(c)	$52,000	$56,264,068
Escambia County Housing Finance Authority (4900 S. Rio Grande Avenue LP) Series 2023-A 6.88%, 11/01/2053(c)	2,780	2,981,777
Series 2023-B 6.45%, 05/01/2027(c)	7,665	7,831,570
Florida Development Finance Corp. (Assistance Unlimited, Inc.) Series 2022 5.00%, 08/15/2032(c)	460	459,227
5.25%, 08/15/2037(c)	700	679,535
5.625%, 08/15/2042(c)	1,520	1,473,292
5.875%, 08/15/2052(c)	5,000	4,796,547
6.00%, 08/15/2057(c)	1,000	963,637
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(c)	23,190	24,812,679
Series 2024 5.00%, 07/01/2037(g)	2,200	2,288,452
5.00%, 07/01/2038(g)	2,000	2,068,326
5.25%, 07/01/2047(g)	4,000	4,116,152
5.50%, 07/01/2053(g)	7,000	7,249,116
AGM Series 2024 5.00%, 07/01/2044(g)	10,000	10,397,765
5.25%, 07/01/2053(g)	12,900	13,434,598
Florida Development Finance Corp. (Cornerstone Charter Academy, Inc. Obligated Group) Series 2022 5.00%, 10/01/2032(c)	925	939,244
5.00%, 10/01/2042(c)	4,815	4,651,163
5.125%, 10/01/2052(c)	3,120	2,935,428
5.25%, 10/01/2056(c)	4,825	4,587,058
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2021 4.00%, 07/01/2051(c)	1,000	815,081

abfunds.com	AB MUNICIPAL INCOME SHARES | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (IDEA Florida, Inc.) Series 2022 5.25%, 06/15/2029(c)	$1,030	$1,049,657
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2020-A 5.00%, 06/15/2040	3,150	3,157,102
5.00%, 06/15/2050	13,310	12,745,494
5.00%, 06/15/2055	13,060	12,252,854
Series 2022-A 4.00%, 06/15/2042	1,000	873,890
5.00%, 06/15/2047	2,470	2,402,607
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.25%, 06/01/2050(c)	5,000	4,143,543
5.25%, 06/01/2055(c)	5,500	4,450,772
Series 2021 4.00%, 06/01/2041(c)	830	613,610
Florida Development Finance Corp. (Parrish Charter Academy) Series 2023 6.25%, 04/23/2058(c)	7,635	7,587,868
Florida Development Finance Corp. (Renaissance Charter School, Inc.) Series 2023 6.75%, 06/15/2053(c)	5,750	6,236,096
Florida Development Finance Corp. (River City Education Obligated Group) Series 2021 4.00%, 07/01/2035	925	879,413
Series 2022 5.00%, 07/01/2042	2,225	2,185,276
5.00%, 07/01/2051	1,045	976,916
5.00%, 02/01/2057	1,725	1,584,204
5.00%, 07/01/2057	740	679,336
Florida Development Finance Corp. (Seaside School Consortium, Inc.) Series 2022 6.00%, 06/15/2057	7,000	7,147,010
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2050	1,950	1,682,891

42 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Higher Educational Facilities Financial Authority (Florida Institute of Technology, Inc.) Series 2019 4.00%, 10/01/2037	$1,000	$919,217
5.00%, 10/01/2031	1,235	1,277,092
Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) Series 2017 5.00%, 03/01/2032	265	271,587
5.00%, 03/01/2034	2,395	2,451,691
5.00%, 03/01/2042	2,785	2,794,868
5.00%, 03/01/2047	1,950	1,925,334
Series 2019 5.00%, 03/01/2044	1,065	1,066,625
5.00%, 03/01/2049	10,425	10,189,402
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	2,700	2,459,906
Florida State Board of Education (State of Florida) Series 2020 5.00%, 06/01/2024	9,275	9,283,559
Greater Orlando Aviation Authority 5.00%, 10/01/2034(a)	2,000	2,130,773
5.00%, 10/01/2044(a)	13,000	13,369,795
Series 2017-A 5.00%, 10/01/2031(a)	4,350	4,521,359
5.00%, 10/01/2032(a)	1,500	1,558,750
5.00%, 10/01/2034(a)	2,150	2,232,707
5.00%, 10/01/2035(a)	3,500	3,628,361
5.00%, 10/01/2036(a)	4,000	4,131,991
Series 2019-A 5.00%, 10/01/2036(a)	5,000	5,284,413
5.00%, 10/01/2049(a)	4,500	4,584,791
5.00%, 10/01/2054(a)	4,000	4,054,236
Highlands County Health Facilities Authority (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(e)(f)	1,530	402,390

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.25%, 04/01/2049(e)(f)	$1,820	$478,660
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Northeast Sector Project) Series 2018 5.30%, 05/01/2039	1,000	1,019,238
5.45%, 05/01/2048	1,525	1,542,430
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Series 2023 Assessment) Series 2023 6.125%, 05/01/2043	2,220	2,325,953
6.30%, 05/01/2054	4,160	4,327,646
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	1,350	1,146,292
5.25%, 10/01/2057	3,650	3,026,399
Marshall Creek Community Development District (Marshall Creek Community Development District 2015A) Series 2015-A 5.00%, 05/01/2032	1,135	1,139,592
Miami Beach Health Facilities Authority (Mount Sinai Medical Center of Florida Obligated Group) Series 2014 5.00%, 11/15/2039	2,000	2,003,854
Miami-Dade County Expressway Authority Series 2014-A 5.00%, 07/01/2034	4,000	4,002,189
Miami-Dade County Housing Finance Authority (Wynwood Works LLC) Series 2023-A 5.70%, 06/01/2052(c)	6,875	6,952,108
Series 2023-B 5.78%, 06/01/2027(c)	3,640	3,649,981
Miami-Dade County Industrial Development Authority (AcadeMir Charter School Middle & Preparatory Academy Obligated Group) Series 2022 5.00%, 07/01/2037(c)	525	520,806

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 07/01/2042(c)	$770	$758,336
5.25%, 07/01/2052(c)	2,435	2,308,016
5.50%, 07/01/2061(c)	4,375	4,228,416
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028	1,600	1,615,356
5.00%, 10/01/2040	2,000	2,006,155
Series 2015-C 5.00%, 10/01/2035	1,750	1,766,774
5.00%, 10/01/2040	1,000	1,003,078
Middleton Community Development District A (Middleton Community Development District A Series 2022 Phase I Special Assmnt) Series 2022 6.20%, 05/01/2053	3,475	3,608,075
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037	4,070	4,210,861
5.00%, 01/01/2042	10,510	10,732,886
5.00%, 01/01/2048	10,000	10,138,174
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042	5,750	5,021,640
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,030	959,009
4.00%, 10/01/2051	4,330	3,749,917
Series 2024 5.00%, 10/01/2043	2,260	2,349,113
5.25%, 10/01/2053	2,850	2,942,742
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 5.00%, 06/01/2055	2,880	2,603,290
Series 2022 4.25%, 06/01/2056	5,825	4,537,697

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Green Cay Life Plan Village, Inc.) Series 2022 11.50%, 07/01/2027(c)	$1,800	$2,126,926
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2022 5.00%, 11/01/2038	400	406,298
5.00%, 11/01/2039	685	692,507
5.00%, 11/01/2040	650	655,729
5.00%, 11/01/2041	2,330	2,347,454
5.00%, 11/01/2042	500	503,276
5.00%, 11/01/2047	13,835	13,838,131
5.00%, 11/01/2052	19,480	19,210,510
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	6,620	6,610,484
Pinellas County Industrial Development Authority (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2019 5.00%, 07/01/2029	1,245	1,265,948
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(c)	3,805	3,633,532
School Board of Miami-Dade County (The) Series 2023 5.00%, 06/18/2024	21,500	21,522,390
School District of Broward County/FL (Broward County School Board/FL COP) Series 2022-A 5.00%, 07/01/2024	8,600	8,613,079
St. Johns County Industrial Development Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2020 4.00%, 08/01/2055	5,300	4,124,403

46 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	$15,180	$15,603,886
Village Community Development District No. 13 (Village Community Development District No. 13 Phase I Series 2019 Special Assmnts) Series 2019 3.00%, 05/01/2029	955	918,956
3.375%, 05/01/2034	1,430	1,370,718
3.55%, 05/01/2039	2,490	2,274,152
3.70%, 05/01/2050	9,515	8,194,762
Series 2020 3.50%, 05/01/2051(c)	4,840	3,980,163
Village Community Development District No. 14 (Village Community Development District No. 14 Series 2022 Phase I Special Asmnts) Series 2022 5.50%, 05/01/2053	2,195	2,268,051
Village Community Development District No. 15 (Village Community Development District No. 15 Series 2023 Phase I Special Asmnts) Series 2023 5.00%, 05/01/2043(c)	1,250	1,270,346
5.25%, 05/01/2054(c)	2,150	2,196,209
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2031	1,625	1,629,736

		752,063,932

Georgia – 4.0%
Augusta Development Authority (WellStar Health System Obligated Group) Series 2018 5.00%, 07/01/2027	1,635	1,696,198
City of Atlanta GA Department of Aviation Series 2019-B 5.00%, 07/01/2044	9,000	9,257,827
Series 2022-B 5.00%, 07/01/2047	10,000	10,432,406

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2052	$10,000	$10,336,122
City of Atlanta GA Water & Wastewater Revenue (Pre-refunded – US Treasuries) Series 2015 5.00%, 11/01/2043	16,000	16,250,354
Clarke County Hospital Authority (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2031	2,500	2,566,389
DeKalb County Housing Authority (HADC Avenues LLC) Series 2023 6.17%, 06/01/2053(c)	28,845	28,934,053
7.00%, 06/01/2041(c)	6,690	6,709,876
Development Authority for Fulton County (Children’s Healthcare of Atlanta Obligated Group) Series 2019 5.00%, 07/01/2024	1,445	1,446,873
Development Authority for Fulton County (Piedmont Healthcare, Inc. Obligated Group) Series 2016-A 5.00%, 07/01/2032	2,000	2,052,505
Development Authority of Gwinnett County (Board of Regents of the University System of Georgia Lease) Series 2017-A 5.00%, 07/01/2032	1,205	1,260,406
5.00%, 07/01/2033	2,370	2,475,482
5.00%, 07/01/2035	4,945	5,157,883
5.00%, 07/01/2037	2,335	2,418,638
Development Authority of Monroe County (The) (Georgia Power Co.) Series 2023 3.875%, 10/01/2048	5,000	5,007,122
Fayette County Hospital Authority/GA (Piedmont Healthcare, Inc. Obligated Group) Series 2016 5.00%, 07/01/2034	1,620	1,661,944
5.00%, 07/01/2035	6,355	6,514,601
5.00%, 07/01/2036	2,735	2,798,444

48 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Fulton County Residential Care Facilities for the Elderly Authority (All Saints-St Luke’s Episcopal Home for the Retired Obligated Group) Series 2019 5.00%, 04/01/2054(c)	$2,000	$1,661,019
George L Smith II Congress Center Authority Series 2021 4.00%, 01/01/2054	1,485	1,264,193
Georgia State Road & Tollway Authority (State of Georgia Fed Hwy Grant) Series 2020 5.00%, 06/01/2024	4,120	4,122,889
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System Obligated Group) Series 2017 5.00%, 08/01/2043	10,880	10,743,792
5.00%, 08/01/2047	1,800	1,736,595
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(c)	46,100	44,748,800
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2022-A 4.00%, 09/01/2052	2,185	2,170,640
Series 2022-B 5.00%, 12/01/2052	11,195	11,625,180
Series 2023-A 5.00%, 06/01/2053	6,750	7,010,313
Series 2023-D 5.00%, 05/01/2054	51,450	53,269,478
Main Street Natural Gas, Inc. (Macquarie Group Ltd.) Series 2019-A 5.00%, 05/15/2033	5,000	5,195,999
5.00%, 05/15/2043	5,500	5,543,194
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023 5.264% (SOFR + 1.70%), 12/01/2053(b)	25,000	25,368,217
Series 2023-B 5.00%, 07/01/2053	11,720	12,303,342

abfunds.com	AB MUNICIPAL INCOME SHARES | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-C 5.00%, 09/01/2053	$24,815	$26,127,500
Series 2024-A 5.00%, 05/01/2054	35,000	37,059,697
Series 2024-B 5.00%, 12/01/2054	40,000	42,189,640
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	1,235	1,276,158
5.00%, 01/01/2039	1,215	1,247,430
5.00%, 01/01/2048	2,460	2,467,121
5.00%, 01/01/2049	5,000	5,053,553
5.00%, 01/01/2056	4,655	4,718,828
5.00%, 01/01/2059	6,270	6,195,792
Series 2022 4.50%, 07/01/2063	15,000	14,277,844
5.00%, 07/01/2052	12,000	12,255,266
Series 2023 5.50%, 07/01/2064	10,200	10,596,132
AGM Series 2023 5.00%, 07/01/2048	1,570	1,633,662
5.00%, 07/01/2055	3,200	3,308,345
5.00%, 07/01/2064	6,055	6,260,009
State of Georgia Series 2021-A 5.00%, 07/01/2024	2,000	2,003,705

		480,411,456

Guam – 0.5%
Guam Education Financing Foundation (Guam Education Financing Foundation COP) Series 2016-B 5.00%, 10/01/2026(c)	9,655	9,497,072
Guam Government Waterworks Authority Series 2020-A 5.00%, 01/01/2050	3,790	3,857,836
Guam Power Authority Series 2022-A 5.00%, 10/01/2043	3,300	3,344,643
Territory of Guam Series 2019 5.00%, 11/15/2031	1,685	1,714,370
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	1,310	1,335,766
5.00%, 12/01/2030	4,160	4,238,768

50 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 12/01/2032	$3,545	$3,614,810
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015 5.00%, 11/15/2029	13,375	13,560,527
Series 2015-D 5.00%, 11/15/2033	3,570	3,610,300
5.00%, 11/15/2035	8,935	9,023,817
Series 2021-F 4.00%, 01/01/2036	4,050	3,970,346

		57,768,255

Idaho – 0.1%
Idaho Health Facilities Authority (North Canyon Medical Center, Inc.) Series 2023 7.00%, 11/01/2048	4,500	4,656,559
7.125%, 11/01/2057	7,495	7,665,915
Idaho Housing & Finance Association (Battelle Energy Alliance LLC) Series 2010-A 7.00%, 02/01/2036	200	200,379

		12,522,853

Illinois – 6.5%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	6,635	6,578,220
Series 2015-C 5.25%, 12/01/2035	2,790	2,785,080
5.25%, 12/01/2039	8,080	8,045,612
Series 2015-E 5.125%, 12/01/2032	1,000	998,926
Series 2016-A 7.00%, 12/01/2044	1,400	1,448,857
Series 2016-B 6.50%, 12/01/2046	1,900	1,973,285
Series 2017-G 5.00%, 12/01/2034	4,150	4,219,584
Series 2017-H 5.00%, 12/01/2036	900	909,985
Series 2018-A 5.00%, 12/01/2026	5,430	5,550,315
5.00%, 12/01/2027	6,300	6,492,363
Series 2019-A 5.00%, 12/01/2029	2,950	3,088,381
5.00%, 12/01/2030	5,120	5,312,932

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-B 5.00%, 12/01/2030	$935	$970,233
5.00%, 12/01/2031	1,030	1,068,761
5.00%, 12/01/2032	635	658,758
5.00%, 12/01/2033	500	518,461
Series 2021-A 5.00%, 12/01/2032	2,400	2,512,210
5.00%, 12/01/2033	4,510	4,718,278
5.00%, 12/01/2036	1,210	1,250,717
5.00%, 12/01/2038	7,730	7,897,852
5.00%, 12/01/2039	2,000	2,040,472
5.00%, 12/01/2040	1,750	1,777,081
5.00%, 12/01/2041	7,765	7,857,351
Series 2021-B 5.00%, 12/01/2036	1,000	1,033,650
Series 2022-B 4.00%, 12/01/2041	13,765	12,575,781
Series 2023 5.00%, 04/01/2045	1,500	1,564,866
5.25%, 04/01/2033	1,250	1,408,070
5.25%, 04/01/2034	1,000	1,120,909
5.50%, 04/01/2042	5,000	5,472,698
Series 2023-A 5.875%, 12/01/2047	19,500	21,217,929
6.00%, 12/01/2049	33,500	36,647,442
Chicago O’Hare International Airport Series 2015-C 5.00%, 01/01/2034	1,665	1,672,518
Series 2016-B 5.00%, 01/01/2034	5,000	5,111,522
Series 2016-C 5.00%, 01/01/2035	1,625	1,659,127
5.00%, 01/01/2038	7,625	7,745,653
Series 2017-B 5.00%, 01/01/2036	12,000	12,430,016
5.00%, 01/01/2037	14,800	15,282,545
Series 2022 4.50%, 01/01/2048	10,000	9,813,041
4.625%, 01/01/2053	10,000	9,785,699
5.50%, 01/01/2055(a)	19,000	20,089,593
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033	1,395	1,432,650
5.00%, 07/01/2038	1,500	1,518,059
5.00%, 07/01/2048	5,000	4,923,225

52 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chicago Transit Authority Sales Tax Receipts Fund Series 2020-A 5.00%, 12/01/2045	$5,000	$5,121,693
5.00%, 12/01/2055	6,000	6,098,281
City of Chicago IL (Goldblatts Supportive Living Project) Series 2013 6.375%, 12/01/2052(e)(f)	1,050	614,392
Eastern Illinois Economic Development Authority (City of Mattoon IL Sales & Hotel Tax) Series 2023 5.00%, 11/01/2033	1,000	988,563
6.00%, 05/01/2046	3,580	3,536,782
Illinois Finance Authority (Acero Charter Schools, Inc. Obligated Group) Series 2021 4.00%, 10/01/2035(c)	1,280	1,173,439
4.00%, 10/01/2042(c)	4,150	3,405,002
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2041	2,835	2,868,107
Illinois Finance Authority (DePaul College Prep) Series 2023 4.30%, 08/01/2028(c)	1,220	1,229,602
4.50%, 08/01/2033(c)	1,275	1,306,660
5.25%, 08/01/2038(c)	3,895	4,133,957
5.50%, 08/01/2043(c)	4,485	4,740,539
5.625%, 08/01/2053(c)	7,250	7,537,840
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	1,000	874,403
4.00%, 09/01/2037	1,130	945,375
4.00%, 09/01/2039	2,000	1,617,645
4.00%, 09/01/2041	6,625	5,196,213
5.00%, 09/01/2036	2,095	1,994,096
5.00%, 09/01/2038	5,930	5,503,078
5.00%, 09/01/2040	2,285	2,077,575
Illinois Finance Authority (Lake Forest College) Series 2022-A 5.25%, 10/01/2052	1,500	1,435,439

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.50%, 10/01/2042	$1,045	$1,064,530
5.50%, 10/01/2047	1,000	1,004,369
Illinois Finance Authority (LRS Holdings LLC) Series 2023 7.375%, 09/01/2042(c)	23,500	25,240,067
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	3,489	1,850,191
Illinois Finance Authority (Plymouth Place Obligated Group) Series 2022 6.50%, 05/15/2042	2,000	2,057,914
6.50%, 05/15/2047	2,000	2,031,304
6.625%, 05/15/2052	1,910	1,944,138
6.75%, 05/15/2058	1,765	1,809,745
Illinois Finance Authority (Pre-refunded – US Treasuries) Series 2015 5.25%, 05/15/2050	2,000	2,028,327
Illinois Finance Authority (Rosalind Franklin University of Medicine and Science) Series 2017-A 5.00%, 08/01/2042	1,000	993,779
5.00%, 08/01/2047	2,475	2,391,037
Series 2017-C 5.00%, 08/01/2046	2,900	2,817,124
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	4,750	4,800,041
Illinois Finance Authority (University of Illinois) Series 2020 4.00%, 10/01/2050	3,615	3,031,486
Illinois Finance Authority (Washington and Jane Smith Community – Orland Park) Series 2022 4.00%, 10/15/2044	10,890	8,164,869
Illinois Housing Development Authority (Drexel Court & Lake Park East) Series 2022 5.67%, 12/01/2025(c)	17,000	17,005,319
7.17%, 11/01/2038	1,675	1,708,707

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois State Toll Highway Authority Series 2015-A 5.00%, 01/01/2031	$1,500	$1,528,453
5.00%, 01/01/2032	1,625	1,655,032
Series 2015-B 5.00%, 01/01/2036	2,850	2,909,309
Series 2016-B 5.00%, 01/01/2041	3,450	3,506,381
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041	9,400	4,055,570
Zero Coupon, 12/15/2051	11,385	2,639,843
Series 2015-B 5.00%, 12/15/2045	13,300	13,379,920
Series 2017 0.00%, 12/15/2042(h)	1,400	990,568
Series 2017-A 5.00%, 06/15/2057	4,000	4,045,613
Series 2017-B Zero Coupon, 12/15/2054	9,850	1,914,119
Series 2020 5.00%, 06/15/2050	41,220	42,043,885
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2020 5.00%, 06/15/2042	2,675	2,787,708
State of Illinois Series 2010 7.35%, 07/01/2035	11,027	11,629,469
Series 2014 5.00%, 05/01/2031	7,615	7,621,776
Series 2016 5.00%, 02/01/2027	19,125	19,778,687
5.00%, 02/01/2029	5,945	6,149,431
5.00%, 11/01/2032	5,245	5,376,219
5.00%, 11/01/2035	8,000	8,161,154
Series 2017-A 5.00%, 12/01/2025	3,510	3,572,904
5.00%, 12/01/2026	6,000	6,192,870
5.00%, 12/01/2028	2,700	2,819,553
5.00%, 12/01/2034	2,585	2,688,901
Series 2017-C 5.00%, 11/01/2029	4,335	4,524,575
Series 2017-D 5.00%, 11/01/2026	16,070	16,571,819

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 11/01/2028	$8,450	$8,818,007
Series 2018-A 5.00%, 10/01/2024	3,000	3,011,846
5.00%, 10/01/2027	14,590	15,225,539
5.00%, 10/01/2028	1,710	1,809,308
5.00%, 10/01/2029	1,030	1,091,413
5.00%, 05/01/2030	2,185	2,305,161
Series 2019-B 4.00%, 11/01/2033	9,500	9,530,020
4.00%, 11/01/2036	16,375	16,165,194
4.00%, 11/01/2037	16,920	16,599,117
5.00%, 11/01/2030	8,225	8,831,697
Series 2020 5.50%, 05/01/2030	2,750	2,928,311
5.75%, 05/01/2045	2,500	2,687,204
Series 2020-B 5.00%, 10/01/2030	2,000	2,169,423
Series 2021-A 5.00%, 12/01/2030	9,955	10,817,937
5.00%, 03/01/2046	4,000	4,114,975
Series 2022-A 5.25%, 03/01/2037	2,500	2,745,642
5.50%, 03/01/2042	12,610	13,726,293
5.50%, 03/01/2047	4,500	4,805,002
Series 2022-B 5.25%, 10/01/2037	13,000	14,309,027
Series 2022-C 5.50%, 10/01/2045	19,000	20,466,314
Series 2023-B 5.00%, 05/01/2036	5,000	5,437,653
5.25%, 05/01/2041	2,750	2,954,044
5.25%, 05/01/2042	5,000	5,344,683
5.25%, 05/01/2043	2,500	2,660,065
5.50%, 05/01/2047	5,000	5,342,533
Series 2023-C 5.00%, 05/01/2033	15,000	16,487,308
Series 2023-D 5.00%, 07/01/2036	5,000	5,438,934
State of Illinois Sales Tax Revenue Series 2024-C
5.00%, 06/15/2040	1,525	1,666,985
Village of Antioch IL Special Service Areas No. 1 & 2 Series 2016-A 4.50%, 03/01/2033	2,927	2,732,012
Series 2016-B 7.00%, 03/01/2033	1,375	1,321,584

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Village of Pingree Grove IL Special Service Area No. 7 Series 2015 4.50%, 03/01/2025	$173	$172,134
5.00%, 03/01/2036	2,957	2,876,471
Series 2015-B 6.00%, 03/01/2036	786	787,610

		785,443,540

Indiana – 1.5%
City of Valparaiso IN (Pratt Paper IN LLC) Series 2024 4.50%, 01/01/2034(c)(g)	1,855	1,874,473
4.875%, 01/01/2044(c)(g)	1,550	1,567,154
5.00%, 01/01/2054(c)(g)	8,000	8,097,226
City of Whiting IN (BP PLC) Series 2023 4.40%, 11/01/2045	10,000	10,057,669
Indiana Finance Authority (Baptist Healthcare System Obligated Group) Series 2017 5.00%, 08/15/2051	3,905	3,916,626
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(d)	30,305	20,872,499
Indiana Finance Authority (CWA Authority, Inc.) Series 2024 5.00%, 10/01/2036(g)	1,440	1,612,032
5.00%, 10/01/2038(g)	1,220	1,340,696
5.00%, 10/01/2040(g)	1,000	1,083,384
5.00%, 10/01/2041(g)	1,500	1,617,340
5.00%, 10/01/2042(g)	1,435	1,540,580
5.00%, 10/01/2043(g)	1,550	1,656,000
5.00%, 10/01/2044(g)	1,600	1,703,864
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2037	2,620	2,432,346
4.00%, 04/01/2039	1,630	1,458,391
4.00%, 04/01/2041	2,305	1,994,225
4.00%, 04/01/2042	2,400	2,051,285

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2021 4.00%, 11/15/2043	$6,700	$5,597,609
Series 2023-2 4.00%, 11/15/2024	905	898,658
4.00%, 11/15/2025	985	967,321
4.00%, 11/15/2028	1,000	967,324
4.00%, 11/15/2029	1,000	964,319
4.00%, 11/15/2037	1,800	1,639,378
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	1,000	1,002,270
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2020 3.00%, 11/01/2030	11,725	10,739,424
Series 2020-A 3.00%, 11/01/2030	7,290	6,677,219
Series 2021-B 2.50%, 11/01/2030	5,065	4,497,973
Indiana Finance Authority (University of Evansville) Series 2022 5.00%, 09/01/2029	1,755	1,784,659
5.00%, 09/01/2030	1,845	1,881,213
5.00%, 09/01/2031	1,935	1,973,332
5.00%, 09/01/2032	2,035	2,074,679
5.25%, 09/01/2037	3,415	3,447,967
5.25%, 09/01/2044	10,000	9,680,676
5.25%, 09/01/2057	2,010	1,841,390
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-A 5.25%, 04/01/2041(c)	1,000	800,144
Indianapolis Local Public Improvement Bond Bank (Pan Am Plaza Hotel) Series 2023 5.75%, 03/01/2043	6,670	7,275,625
6.00%, 03/01/2053	9,200	9,964,002
6.125%, 03/01/2057	10,810	11,698,875
Series 2023-F 7.75%, 03/01/2067	10,750	11,394,443

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

BAM Series 2023 5.25%, 03/01/2067	$16,800	$17,668,189

		180,312,479

Iowa – 0.6%
Iowa Finance Authority (Iowa Fertilizer Co., LLC) Series 2022 5.00%, 12/01/2050	35,950	37,292,427
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031	4,355	4,007,724
4.00%, 12/01/2041	7,810	6,243,448
4.00%, 12/01/2046	5,225	3,946,787
4.00%, 12/01/2051	9,340	6,796,240
Iowa Higher Education Loan Authority (Des Moines University Osteopathic Medical Center) Series 2022 5.375%, 10/01/2052	1,600	1,630,525
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.50%, 11/01/2051	7,160	6,467,272
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2049	4,000	3,563,408

		69,947,831

Kansas – 0.5%
City of Colby KS (Citizens Medical Center, Inc.) Series 2024 5.50%, 07/01/2026	18,800	18,745,638
City of Overland Park KS Sales Tax Revenue Series 2022 6.00%, 11/15/2034(c)	1,850	1,908,499
6.50%, 11/15/2042(c)	13,650	13,848,097
City of Topeka KS (Congregational Home Obligated Group (The)) Series 2022-A 5.75%, 12/01/2033	2,740	2,753,638
6.25%, 12/01/2042	2,920	2,933,267
6.50%, 12/01/2052	6,000	6,026,951

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 2.39%, 05/01/2036	$8,000	$5,885,626
Overland Park Development Corp. (City of Overland Park KS) Series 2019 5.00%, 03/01/2035	1,765	1,762,322
5.00%, 03/01/2037	2,070	2,057,484
5.00%, 03/01/2039	2,325	2,272,877
5.00%, 03/01/2044	1,000	953,652
5.00%, 03/01/2049	5,875	5,440,395
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	1,295	1,186,890

		65,775,336

Kentucky – 1.8%
City of Ashland KY (Royal Blue Health LLC Obligated Group) Series 2019 4.00%, 02/01/2035	930	904,954
City of Henderson KY (Pratt Paper KY LLC) Series 2022 4.45%, 01/01/2042(c)	9,000	8,805,486
County of Trimble KY (Louisville Gas and Electric Co.) Series 2020 1.30%, 09/01/2044	8,500	7,406,214
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2034	1,500	1,556,848
5.00%, 08/15/2035	3,085	3,193,123
5.00%, 08/15/2037	1,550	1,590,651
5.00%, 08/15/2041	6,905	7,010,164
5.00%, 08/15/2046	2,740	2,762,787
Kentucky Economic Development Finance Authority (Carmel Manor, Inc.) Series 2022 4.50%, 10/01/2027	4,000	3,967,434

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2044	$9,040	$9,289,452
5.00%, 08/01/2049	7,660	7,829,737
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	1,685	1,350,970
5.50%, 11/15/2045	1,000	791,492
Series 2016 5.00%, 05/15/2031	2,000	1,840,103
Series 2016-A 5.00%, 05/15/2046	1,100	828,678
5.00%, 05/15/2051	2,000	1,458,653
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2015 5.25%, 06/01/2050	24,090	23,417,853
Series 2017-A 5.00%, 06/01/2031	2,000	2,046,344
5.00%, 06/01/2032	3,500	3,580,505
5.00%, 06/01/2037	4,325	4,388,789
5.00%, 06/01/2041	3,300	3,314,599
5.00%, 06/01/2045	8,750	8,748,102
5.25%, 06/01/2041	6,750	6,804,564
Series 2017-B 5.00%, 06/01/2040	5,000	5,030,518
Kentucky Economic Development Finance Authority (Rosedale Green) Series 2015 5.50%, 11/15/2035	2,265	2,124,999
5.75%, 11/15/2045	3,350	2,927,867
Kentucky Housing Corp. (Churchill Park LLLP) Series 2022-A 4.65%, 05/01/2025(c)	2,665	2,660,892
5.75%, 11/01/2040(c)	12,370	12,432,861
Series 2022-B 6.75%, 11/01/2040(c)	2,050	2,059,966

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Public Energy Authority (Goldman Sachs Group ,Inc. (The)) Series 2024-A 5.00%, 05/01/2055	$14,000	$14,555,048
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	3,170	3,160,962
Series 2022-A 4.00%, 08/01/2052	11,290	11,152,719
Series 2023-A 5.25%, 04/01/2054	10,000	10,568,700
5.538% (SOFR + 1.98%), 04/01/2054(b)	25,000	25,000,000
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	8,205	8,384,192
Series 2020 5.00%, 10/01/2047	1,965	2,090,962
Series 2020-A 5.00%, 10/01/2038	965	998,824

		216,036,012

Louisiana – 0.8%
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,000	1,049,818
5.00%, 12/01/2036	2,400	2,503,301
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration Corp. ELL System Restoration Revenue) Series 2022 4.475%, 08/01/2039	10,000	9,162,817
Series 2023 5.048%, 12/01/2034	10,000	9,817,579
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2035	2,100	2,074,182

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2034(a)	$8,985	$9,292,366
5.00%, 10/01/2036(a)	8,460	8,701,777
5.00%, 10/01/2037(a)	5,000	5,120,531
5.00%, 10/01/2044(a)	5,155	5,225,548
Louisiana Public Facilities Authority (Geo Prep Mid-City of Greater Baton Rouge) Series 2022 5.625%, 06/01/2037(c)(e)(f)	415	422,286
6.25%, 06/01/2062(c)(e)(f)	1,425	1,450,112
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2013-B 10.50%, 07/01/2039(f)	2,750	27
Series 2014-A 7.50%, 07/01/2023(k)	1,250	12
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	10,270	10,286,687
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Lease) Series 2017 5.00%, 07/01/2042	1,500	1,519,946
5.00%, 07/01/2047	6,515	6,564,982
5.00%, 07/01/2052	7,300	7,320,136
5.00%, 07/01/2057	2,250	2,252,294
Louisiana Public Facilities Authority (Pre-refunded – US Govt Agencies) Series 2016 5.00%, 05/15/2047	10	10,282
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	1,000	1,009,797
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040(c)	3,690	3,988,149

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.10%, 06/01/2037	$2,465	$2,454,001
2.20%, 06/01/2037	3,700	3,521,895
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2037	1,050	988,815

		94,737,340

Maine – 0.1%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(c)	4,630	4,639,667
Series 2018-R2 4.375%, 08/01/2035(c)	1,700	1,688,936
Maine Health & Higher Educational Facilities Authority (Maine Medical Center) Series 2018-A 5.00%, 07/01/2043	3,370	3,466,556
5.00%, 07/01/2048	6,250	6,382,351

		16,177,510

Maryland – 1.4%
City of Baltimore MD (City of Baltimore MD Harbor Point Special Taxing District) Series 2019 3.625%, 06/01/2046(c)	1,750	1,398,638
Series 2019-B 3.875%, 06/01/2046(c)	300	241,526
County of Frederick MD (County of Frederick MD Urbana Community Development Authority) Series 2020-C 4.00%, 07/01/2050(c)	2,610	2,246,482
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2020 4.25%, 07/01/2050	1,130	993,310
Series 2022 5.75%, 07/01/2053	2,860	3,070,998
6.00%, 07/01/2058	10,000	10,891,752

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 12/31/2036	$3,200	$3,352,551
5.00%, 06/30/2037	2,400	2,505,013
5.00%, 12/31/2037	2,605	2,708,697
5.00%, 06/30/2038	2,920	3,021,933
5.00%, 12/31/2038	1,015	1,049,805
5.25%, 06/30/2047	3,125	3,215,883
5.25%, 06/30/2052	50,415	51,714,618
5.25%, 06/30/2055	11,980	12,256,469
Maryland Health & Higher Educational Facilities Authority (Meritus Medical Center Obligated Group) Series 2015 5.00%, 07/01/2031	3,245	3,287,250
Maryland Health & Higher Educational Facilities Authority (TidalHealth Obligated Group) Series 2020 4.00%, 07/01/2036	2,520	2,527,454
4.00%, 07/01/2037	2,575	2,545,953
4.00%, 07/01/2038	1,555	1,514,634
4.00%, 07/01/2040	1,645	1,570,732
5.00%, 07/01/2046	22,040	22,702,943
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050(a)	29,840	32,298,580
Maryland State Transportation Authority Series 2021-A 5.00%, 07/01/2024	1,765	1,767,684
Washington Suburban Sanitary Commission (Pre-refunded – US Govt Agencies) Series 2015 4.00%, 06/01/2040	5,500	5,499,805

		172,382,710

Massachusetts – 0.7%
City of Newton MA Series 2024 5.00%, 03/28/2025	20,000	20,261,264

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Bay Transportation Authority Sales Tax Revenue (Pre-refunded – US Treasuries) Series 2014-A 5.00%, 07/01/2036	$1,865	$1,867,819
5.00%, 07/01/2044	1,950	1,952,948
Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.00%, 01/01/2047	8,170	8,067,065
Series 2017-A 5.00%, 01/01/2040	670	678,017
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016-A 5.00%, 10/01/2043	3,405	3,406,226
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2027	250	245,581
4.00%, 07/01/2040	3,005	2,607,548
4.00%, 07/01/2050	1,615	1,280,881
Massachusetts Development Finance Agency (Merrimack College) Series 2017 5.00%, 07/01/2047	3,665	3,675,637
Series 2022 5.00%, 07/01/2052	1,150	1,142,610
Massachusetts Development Finance Agency (Salem Community Corp. Obligated Group) Series 2022 5.25%, 01/01/2050	2,680	2,317,920
Massachusetts Development Finance Agency (Simmons University) Series 2018-L 5.00%, 10/01/2034	1,360	1,401,382
5.00%, 10/01/2035	1,000	1,027,377
Series 2023 5.00%, 10/01/2043	1,100	1,090,235
5.25%, 10/01/2036	415	437,841

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 10/01/2037	$500	$522,074
5.25%, 10/01/2038	515	533,824
5.25%, 10/01/2039	520	537,204
Massachusetts Development Finance Agency (South Shore Hospital, Inc. Obligated Group) Series 2016-I 5.00%, 07/01/2031	1,350	1,375,124
5.00%, 07/01/2041	2,500	2,500,210
Massachusetts Development Finance Agency (Springfield College) Series 2021 4.00%, 06/01/2056	4,000	3,174,800
5.00%, 06/01/2026	420	424,197
5.00%, 06/01/2027	445	453,194
5.00%, 06/01/2028	1,850	1,900,530
Series 2021-B 4.00%, 06/01/2050	1,700	1,397,568
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2013-G 5.00%, 07/01/2037	2,550	2,528,354
Series 2019-A 5.00%, 07/01/2036	1,000	1,008,078
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2041	1,480	1,488,260
5.00%, 07/01/2046	2,500	2,506,323
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2051	2,260	2,312,664
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2009 5.715%, 08/15/2039	10,255	10,314,416
Town of Leicester MA Series 2023 4.50%, 08/22/2024	5,785	5,792,102

		90,229,273

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan – 1.1%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044(h)	$10,000	$7,604,314
Series 2018 5.00%, 04/01/2033	1,000	1,029,707
5.00%, 04/01/2034	2,250	2,316,391
5.00%, 04/01/2035	1,000	1,028,568
5.00%, 04/01/2036	700	717,755
5.00%, 04/01/2038	2,135	2,169,673
Series 2020 5.50%, 04/01/2045	1,690	1,756,613
5.50%, 04/01/2050	2,170	2,248,282
Series 2021-A 5.00%, 04/01/2038	1,100	1,136,201
5.00%, 04/01/2046	2,030	2,039,569
5.00%, 04/01/2050	1,000	998,318
Series 2023-A 5.25%, 05/01/2024	1,000	1,000,000
5.25%, 05/01/2025	1,750	1,765,170
5.25%, 05/01/2027	300	309,689
5.25%, 05/01/2029	700	742,487
Series 2023-B 6.844%, 05/01/2028	935	942,859
Series 2023-C 6.00%, 05/01/2043	1,250	1,383,375
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2032	1,055	1,032,863
5.00%, 11/01/2037	600	565,134
Great Lakes Water Authority Water Supply System Revenue Series 2016-A 5.00%, 07/01/2046(a)	1,025	1,039,705
Series 2016-D 5.00%, 07/01/2036(a)	25,210	25,834,578
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2019 5.00%, 05/15/2037	1,100	1,015,516
Series 2020 5.00%, 05/15/2055	6,860	5,555,966
Kalamazoo Hospital Finance Authority (Pre-refunded – US Treasuries) Series 2016 4.00%, 05/15/2031	10	10,097

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 05/15/2032	$20	$20,194
4.00%, 05/15/2033	30	30,291
4.00%, 05/15/2036	65	65,629
Michigan Finance Authority (Albion College) Series 2022 4.00%, 12/01/2046	2,120	1,258,605
4.00%, 12/01/2051	2,165	1,242,359
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) Series 2014-D4 5.00%, 07/01/2029	1,100	1,101,570
5.00%, 07/01/2034	1,000	1,001,327
Series 2015-D1 5.00%, 07/01/2034	2,000	2,016,144
Series 2015-D2 5.00%, 07/01/2034	3,400	3,433,739
AGM Series 2014-D2 5.00%, 07/01/2024	10,490	10,505,953
NATL Series 2014 5.00%, 07/01/2036	4,500	4,504,333
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2032	3,850	3,983,112
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	5,000	4,513,294
4.00%, 06/01/2049	5,000	4,460,324
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2031	1,450	1,452,429
5.00%, 07/01/2032	3,000	3,004,945
5.00%, 07/01/2033	3,500	3,505,721
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 06/30/2048	8,600	8,602,788
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	241,050	8,232,195

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wayne State University Series 2018-A 5.00%, 11/15/2043	$4,000	$4,121,848

		131,299,630

Minnesota – 0.9%
City of Brooklyn Park MN (Brooklyn Park AH I LLLP) Series 2023 6.205%, 01/01/2042(c)(h)	23,500	23,941,701
City of Columbus MN (Adalyn Avenue LLLP) Series 2023 5.98%, 12/01/2041(c)	19,500	19,569,334
City of Fridley MN (Roers Fridley Apartments Owner II LLC) Series 2023-A 5.75%, 06/01/2041(c)	6,635	6,556,519
City of Ramsey MN (Pact Charter School) Series 2022-A 5.00%, 06/01/2032	11,800	11,839,441
Dakota County Community Development Agency (Rosemont AH I LLLP) Series 2023 5.30%, 07/01/2028(c)	7,075	7,076,743
5.66%, 07/01/2041(c)	19,240	19,265,574
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Hmong College Prep Academy) Series 2020 5.00%, 09/01/2040	1,390	1,340,137
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021
3.00%, 06/01/2031(c)	900	767,860
4.00%, 06/01/2041(c)	1,120	856,598
4.00%, 06/01/2051(c)	1,250	850,591
4.00%, 06/01/2056(c)	2,180	1,431,327
Minnesota Higher Education Facilities Authority (College of St. Scholastica, Inc.) Series 2019 4.00%, 12/01/2040	5,700	4,992,619

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2018-A 5.00%, 10/01/2045	$1,900	$1,880,871
State of Minnesota (State of Minnesota Lease) Series 2022-A 5.00%, 03/01/2025	11,290	11,422,147

		111,791,462

Mississippi – 0.6%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029(d)	14,500	14,213,611
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2041(c)	2,500	2,023,714
5.00%, 10/01/2024(c)	880	879,541
5.00%, 10/01/2026(c)	1,700	1,705,781
5.00%, 10/01/2027(c)	900	907,951
5.00%, 10/01/2028(c)	1,900	1,927,393
5.00%, 10/01/2033(c)	2,270	2,304,407
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	1,645	1,665,180
5.00%, 09/01/2041	16,350	16,422,896
Mississippi Hospital Equipment & Facilities Authority (Forrest County General Hospital) Series 2019 4.00%, 01/01/2037	720	712,180
5.00%, 01/01/2035	1,230	1,301,114
State of Mississippi (Pre-refunded – US Treasuries) Series 2015-A 4.00%, 10/01/2030	9,085	9,151,614
4.00%, 10/01/2031	10,000	10,073,323
Series 2015-F 4.00%, 11/01/2033	6,325	6,380,246

		69,668,951

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 0.8%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	$2,810	$2,894,950
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2016-A 5.00%, 02/01/2046	1,000	965,215
Series 2019 4.00%, 02/01/2042	18,770	16,297,207
4.00%, 02/01/2048	21,850	17,782,013
5.00%, 02/01/2042	620	613,481
5.00%, 02/01/2048	2,600	2,478,241
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2021 2.00%, 11/15/2046	2,319	108,209
5.00%, 11/15/2046	5,196	3,625,676
Series 2021-A 10.00%, 11/15/2037	1,601	1,367,000
Series 2021-C 7.50%, 11/15/2046	1,279	990,928
Kansas City Industrial Development Authority (Platte Purchase Project) Series 2019 5.00%, 07/01/2040(c)	2,800	2,448,926
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2014-A 5.25%, 08/15/2039	2,330	2,338,517
Series 2016-A 5.00%, 08/15/2036	1,300	1,281,145
5.00%, 08/15/2046	1,760	1,543,105
5.00%, 08/15/2051	1,000	840,639
Series 2018 5.00%, 08/15/2042	6,940	6,384,688
Series 2021-A 5.00%, 08/15/2056	10,000	8,592,177
Missouri Highway & Transportation Commission Series 2014-A 5.00%, 05/01/2024	6,490	6,490,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri Joint Municipal Electric Utility Commission (Missouri Joint Municipal Electric Utility Commission Plum Point Project Revenue) Series 2014-A 5.00%, 01/01/2031	$3,240	$3,255,735
St. Louis County Industrial Development Authority (Friendship Village St. Louis Obligated Group) Series 2018 5.25%, 09/01/2053	7,560	7,149,244
St. Louis County Industrial Development Authority (St. Andrews Resources for Seniors Obligated Group) Series 2015-A
5.00%, 12/01/2035	2,000	1,908,494
5.125%, 12/01/2045	4,500	3,957,571
Taney County Industrial Development Authority (Taney County Industrial Development Authority Lease) Series 2023 5.00%, 10/01/2033(c)	1,000	986,724
6.00%, 10/01/2049(c)	2,475	2,401,239

		96,701,124

Montana – 0.0%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2034	1,085	1,113,005

Nebraska – 0.3%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	11,255	11,733,010
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017-A 5.00%, 09/01/2031	2,050	2,156,783
5.00%, 09/01/2034	1,510	1,591,686
5.00%, 09/01/2036	5,000	5,199,084
5.00%, 09/01/2037	8,715	8,966,648

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022-1 5.00%, 05/01/2053	$5,000	$5,217,911

		34,865,122

Nevada – 0.6%
Carson City NV (Carson Tahoe Regional Healthcare) Series 2017 5.00%, 09/01/2037	1,160	1,179,029
5.00%, 09/01/2047	2,775	2,783,239
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C
Zero Coupon, 07/01/2058(c)	22,000	2,781,594
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(c)	2,790	2,657,287
Clark County School District Series 2017-C 5.00%, 06/15/2033	5,775	6,050,317
5.00%, 06/15/2034	5,000	5,219,369
5.00%, 06/15/2035	2,635	2,742,446
5.00%, 06/15/2036	3,700	3,701,722
AGM Series 2019-B 3.00%, 06/15/2037	5,185	4,536,242
Las Vegas Redevelopment Agency (Las Vegas Redevelopment Agency Redevelopment Area 1) Series 2016 5.00%, 06/15/2040	1,800	1,815,041
Nevada System of Higher Education Series 2016 5.00%, 07/01/2024	1,040	1,041,658
State of Nevada Department of Business & Industry (DesertXpress Enterprises LLC) Series 2023 8.125%, 01/01/2050(c)	25,800	26,484,817
State of Nevada Department of Business & Industry (State of Nevada Department of Business & Industry) Series 2018 6.95%, 02/15/2038(c)(e)(f)	1,853	185,328

74 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tahoe-Douglas Visitors Authority Series 2020 5.00%, 07/01/2040	$4,200	$4,266,659
5.00%, 07/01/2045	2,800	2,806,093
5.00%, 07/01/2051	9,000	8,825,716

		77,076,557

New Hampshire – 1.1%
New Hampshire Business Finance Authority Series 2022-1, Class A 4.375%, 09/20/2036	40,529	39,092,402
Series 2022-2, Class A 4.00%, 10/20/2036	26,456	24,693,147
Series 2024-1, Class A 4.25%, 07/20/2041	13,693	13,317,841
Series 2024-2 0.55%, 07/01/2051	17,746	694,955
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018 4.625%, 11/01/2042(c)	10,000	8,937,647
4.875%, 11/01/2042(c)	12,520	11,281,023
Series 2020-A 625%, 07/01/2043(c)	4,800	3,777,838
Series 2020-B 3.75%, 07/01/2045(c)	4,785	3,785,816
New Hampshire Business Finance Authority (Presbyterian Homes Obligated Group/PA) Series 2023 5.25%, 07/01/2048	2,000	2,023,679
New Hampshire Health and Education Facilities Authority Act (Dartmouth-Hitchcock Obligated Group) Series 2020-A 5.00%, 08/01/2059	20,000	20,223,220

		127,827,568

New Jersey – 5.4%
Camden County Improvement Authority (The) (KIPP Cooper Norcross Obligated Group) Series 2022 6.00%, 06/15/2047	1,030	1,097,889

abfunds.com	AB MUNICIPAL INCOME SHARES | 75

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.00%, 06/15/2062	$5,360	$5,642,391
City of Hoboken NJ Series 2024-A 4.00%, 03/12/2025	20,335	20,389,614
City of Jersey City NJ Series 2023-A 5.00%, 07/12/2024	2,215	2,218,314
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) Series 2020 4.00%, 07/15/2050(c)	1,260	1,058,965
New Jersey Economic Development Authority (Lutheran Social Ministries at Crane’s Mill, Inc.) Series 2018 5.00%, 01/01/2034	1,500	1,440,985
5.00%, 01/01/2039	2,500	2,281,009
5.00%, 01/01/2049	3,000	2,531,216
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2018-A 5.00%, 06/15/2042	4,385	4,483,464
5.00%, 06/15/2047	1,500	1,524,004
Series 2021-G 5.25%, 09/01/2025(c)	10,000	10,193,090
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	1,000	998,041
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	6,045	6,047,365
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2037	8,895	9,106,514
5.00%, 10/01/2047	7,210	7,252,241

76 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (State of New Jersey Department of the Treasury Lease) Series 2019 5.00%, 06/15/2035	$2,750	$2,973,868
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2042	7,085	7,244,092
New Jersey Economic Development Authority (State of New Jersey Motor Vehicle Surcharge Revenue Lease) Series 2017-A 5.00%, 07/01/2033	1,640	1,677,733
New Jersey Economic Development Authority (State of New Jersey) Series 2024-S 5.00%, 06/15/2024	1,250	1,251,139
5.00%, 06/15/2026	6,500	6,683,019
5.00%, 06/15/2035	1,500	1,708,708
5.25%, 06/15/2036	3,000	3,461,412
5.25%, 06/15/2037	3,065	3,507,783
5.25%, 06/15/2039	3,000	3,384,630
New Jersey Economic Development Authority (UMM Energy Partners LLC) Series 2012-A 5.125%, 06/15/2043	735	729,908
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	8,270	8,281,911
Series 2014-B 5.625%, 11/15/2030	1,475	1,487,925
New Jersey Educational Facilities Authority (Stevens Institute of Technology International, Inc.) Series 2020-A 4.00%, 07/01/2050	1,805	1,566,470

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2045	$4,460	$4,521,709
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017-A 5.00%, 07/01/2035	1,300	1,355,898
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	1,000	1,034,410
5.00%, 07/01/2042	7,645	7,782,693
New Jersey Health Care Facilities Financing Authority (New Jersey Health Care Facilities Financing Authority State Lease) Series 2017 5.00%, 10/01/2035	1,070	1,116,197
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 07/01/2044	2,040	2,041,198
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024	6,405	6,411,488
5.00%, 06/15/2027	1,000	1,028,564
5.00%, 06/15/2028	21,660	22,227,221
5.00%, 06/15/2029	13,435	13,776,483
5.00%, 06/15/2030	6,000	6,153,465
Series 2018-A 5.00%, 06/15/2029	1,910	1,958,547
5.00%, 06/15/2030	24,975	25,613,798
5.00%, 06/15/2031	12,000	12,303,138
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-A 5.00%, 06/15/2038	1,000	1,000,419
Series 2015-A 5.00%, 06/15/2045	8,450	8,497,003

78 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018-A 5.00%, 12/15/2033	$22,085	$23,592,811
5.00%, 12/15/2034	7,135	7,600,779
5.00%, 12/15/2035	5,230	5,548,073
Series 2019 5.00%, 12/15/2024	4,290	4,318,310
5.00%, 06/15/2034	1,000	1,067,285
5.00%, 06/15/2038	2,670	2,799,789
5.00%, 06/15/2046	2,325	2,379,037
Series 2019-B 4.00%, 06/15/2037	770	768,520
Series 2023-A 5.00%, 06/15/2039	5,085	5,572,858
5.00%, 06/15/2040	4,000	4,357,466
Series 2023-B 5.00%, 06/15/2042	9,040	9,761,633
5.25%, 06/15/2050	20,000	21,399,408
AGM Series 2006-C Zero Coupon, 12/15/2033	5,170	3,629,259
New Jersey Turnpike Authority
Series 2019-A 5.00%, 01/01/2048	11,320	11,755,162
Series 2024-A 4.00%, 01/01/2035(g)	8,000	8,469,563
5.00%, 01/01/2027(g)	18,000	18,706,378
5.00%, 01/01/2032(g)	16,000	17,874,666
5.00%, 01/01/2033(g)	64,000	72,329,728
5.00%, 01/01/2034(g)	38,775	44,307,979
Passaic County Improvement Authority (The) (Paterson Arts & Science Charter School) Series 2023 4.25%, 07/01/2033	630	631,405
5.25%, 07/01/2043	1,020	1,031,938
South Jersey Transportation Authority Series 2022 4.625%, 11/01/2047	5,000	5,007,366
State of New Jersey Series 2020 5.00%, 06/01/2024	15,905	15,917,458
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2031	1,425	1,505,586
5.00%, 06/01/2046	2,200	2,248,735
Series 2018-B 5.00%, 06/01/2046	118,100	119,221,194

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Township of Woodbridge NJ Series 2024 4.00%, 03/14/2025	$10,855	$10,887,172

		659,735,489

New Mexico – 0.4%
City of Albuquerque NM Series 2020-A 5.00%, 07/01/2024	3,930	3,936,649
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) Series 2019 5.00%, 05/15/2039	480	461,825
5.00%, 05/15/2044	500	459,617
5.00%, 05/15/2049	1,200	1,061,038
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2039	1,875	1,674,378
5.00%, 07/01/2049	18,760	15,097,947
State of New Mexico Severance Tax Permanent Fund Series 2016-A 5.00%, 07/01/2024	10,445	10,464,176
Series 2022-A 5.00%, 07/01/2024	2,085	2,088,828
Series 2022-B 5.00%, 07/01/2024	13,000	13,023,867

		48,268,325

New York – 8.4%
Brookhaven Local Development Corp. (Jefferson’s Ferry) Series 2020 4.00%, 11/01/2045	2,250	1,939,646
Build NYC Resource Corp. (Albert Einstein College of Medicine, Inc.) Series 2016 5.50%, 09/01/2045(c)	45,950	45,943,875
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.75%, 06/01/2062(c)	1,500	1,518,278

80 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Global Community Charter School) Series 2022 5.00%, 06/15/2057	$1,050	$997,814
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 4.00%, 06/01/2025(c)	355	350,044
Build NYC Resource Corp. (KIPP NYC Public Charter Schools) Series 2023 5.25%, 07/01/2052	2,000	2,036,726
5.25%, 07/01/2062	4,500	4,558,547
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2039	1,560	936,000
5.25%, 11/01/2034	2,240	1,344,000
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017 5.00%, 06/01/2052(c)	1,250	1,176,656
Build NYC Resource Corp. (South Bronx Charter School For International Cultures & The Arts) Series 2023 7.00%, 04/15/2053(c)	4,360	4,633,501
7.00%, 04/15/2058(c)	11,305	11,974,162
City of New York NY Series 2018-E 5.00%, 03/01/2037(a)	7,500	7,914,819
5.00%, 03/01/2038(a)	10,000	10,517,152
Series 2024-C 4.00%, 03/01/2046	27,000	26,014,832
4.125%, 03/01/2054	22,740	21,769,557
5.00%, 03/01/2043	2,605	2,854,269
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2045	9,600	9,646,195
5.00%, 07/01/2051	17,400	17,113,142
Hempstead Town Local Development Corp. (Evergreen Charter School, Inc.) Series 2022-A 5.25%, 06/15/2052	12,920	12,676,413

abfunds.com	AB MUNICIPAL INCOME SHARES | 81

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.50%, 06/15/2057	$7,350	$7,382,738
Metropolitan Transportation Authority Series 2015-B 5.00%, 11/15/2032	3,715	3,761,530
Series 2015-C 5.00%, 11/15/2027	1,110	1,134,982
5.25%, 11/15/2030	4,000	4,095,850
Series 2015-D 5.00%, 11/15/2031	1,350	1,377,149
5.00%, 11/15/2032	5,135	5,237,497
5.00%, 11/15/2034	5,430	5,535,433
Series 2016-A 5.00%, 11/15/2032	4,740	4,860,249
Series 2016-C 4.00%, 11/15/2026	1,705	1,729,703
Series 2016-D 5.00%, 11/15/2027	5,695	5,907,247
5.00%, 11/15/2029	1,750	1,809,124
Series 2017-C 5.00%, 11/15/2028	12,930	13,807,730
5.00%, 11/15/2029	16,435	17,401,289
5.00%, 11/15/2033	2,020	2,134,630
5.00%, 11/15/2034	6,810	7,189,667
Series 2019 5.00%, 11/15/2048	3,075	3,087,749
Series 2019-C 5.00%, 11/15/2038	380	404,542
Series 2020-A 4.00%, 11/15/2051	1,625	1,461,977
5.00%, 11/15/2045	4,740	5,078,750
5.00%, 11/15/2047	2,630	2,729,162
5.00%, 11/15/2049	2,000	2,068,084
Series 2020-C 4.75%, 11/15/2045	23,880	24,295,987
5.00%, 11/15/2050	8,750	9,034,131
5.25%, 11/15/2055	15,885	16,500,625
Series 2020-D 4.00%, 11/15/2047	2,345	2,146,557
4.00%, 11/15/2048	7,150	6,508,493
4.00%, 11/15/2049	6,425	5,816,437
5.00%, 11/15/2043	5,000	5,254,683
Series 2021-A 4.00%, 11/15/2041	2,000	1,941,887
4.00%, 11/15/2044	2,500	2,323,997
4.00%, 11/15/2046	3,840	3,493,941
4.00%, 11/15/2047	10,000	9,040,186
4.00%, 11/15/2048	1,285	1,155,089

82 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 5.875%, 07/01/2052(c)	$4,675	$4,663,955
6.00%, 07/01/2057(c)	1,615	1,620,681
Monroe County Industrial Development Corp./NY (St Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2050	6,520	5,038,852
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2059(c)	1,620	1,505,865
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 5.00%, 01/01/2058(e)(f)(h)	525	157,084
9.00%, 01/01/2041(d)(e)(f)	270	270,000
New York City Housing Development Corp. Series 2020 2.55%, 08/01/2040	3,645	2,715,117
New York City Municipal Water Finance Authority (Pre-refunded – US Treasuries) Series 2014 5.00%, 06/15/2045	25,000	25,028,212
New York City Transitional Finance Authority (New York City Transitional Finance Authority Future Tax Secured Revenue) Series 2024-F 4.25%, 02/01/2054	6,500	6,309,864
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2022-F 3.75%, 02/01/2033	13,000	11,607,817
3.85%, 02/01/2034	3,955	3,511,577

abfunds.com	AB MUNICIPAL INCOME SHARES | 83

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	$30,000	$4,510,896
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/2044(c)	13,560	13,421,710
5.375%, 11/15/2040(c)	3,395	3,401,914
7.25%, 11/15/2044(c)	9,665	9,720,870
New York Power Authority (New York Power Authority SFP Transmission Project) AGM Series 2023 5.00%, 11/15/2048	5,250	5,689,779
5.00%, 11/15/2053	7,000	7,502,534
New York State Dormitory Authority (Cornell University) Series 2024-A 5.50%, 07/01/2054	16,000	17,969,634
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2030(c)	1,200	1,153,776
5.00%, 12/01/2031(c)	1,000	953,739
5.00%, 12/01/2034(c)	2,000	1,854,785
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2035	2,085	2,128,845
AGM Series 2020 3.00%, 09/01/2050	14,890	10,424,601
New York State Dormitory Authority (Pre-refunded – US Treasuries) Series 2014-C 5.00%, 03/15/2044	10,000	10,012,175
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021 2.202%, 03/15/2034(a)	13,000	10,017,090
2.252%, 03/15/2032	13,000	10,486,785
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2057	14,965	14,061,298

84 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2016-A 5.00%, 01/01/2041	$3,800	$3,842,766
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2028	15,300	15,877,295
5.00%, 01/01/2029	18,660	19,259,607
Series 2020 4.00%, 10/01/2030	13,980	13,938,619
4.375%, 10/01/2045	40,110	38,719,463
Series 2023 5.625%, 04/01/2040	11,250	12,224,571
6.00%, 04/01/2035	13,875	15,721,022
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 04/30/2053	7,565	6,085,700
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2030	1,000	1,070,554
5.00%, 12/01/2035	1,100	1,169,038
Series 2022 5.00%, 12/01/2039	1,510	1,587,417
5.00%, 12/01/2040	2,500	2,611,745
5.00%, 12/01/2041	11,500	11,964,662
New York Transportation Development Corp. (JFK NTO LLC) Series 2023 5.375%, 06/30/2060	35,900	37,484,332
6.00%, 06/30/2054	30,580	33,511,387
AGM Series 2023 5.00%, 06/30/2049	5,000	5,150,689
5.125%, 06/30/2060	13,000	13,433,661
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	15,840	15,573,242
5.00%, 07/01/2046	6,895	6,716,085

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 01/01/2050	$29,285	$28,951,675
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(c)	13,765	12,280,500
Port Authority of New York & New Jersey Series 2021 3.175%, 07/15/2060	10,000	6,538,024
Series 2023-2 5.00%, 12/01/2034	6,960	7,725,236
Suffolk Regional Off-Track Betting Co. Series 2024 5.00%, 12/01/2034	5,500	5,553,645
6.00%, 12/01/2053	12,400	12,516,595
Town of Oyster Bay NY Series 2024 4.00%, 03/07/2025	61,750	61,953,170
Triborough Bridge & Tunnel Authority 5.25%, 05/15/2057(a)	10,000	10,679,877
Series 2020-A 5.00%, 11/15/2049	2,060	2,161,475
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.591%, 05/15/2036	4,000	3,036,910
2.917%, 05/15/2040	10,000	7,246,300
Series 2022-C 5.00%, 05/15/2047(a)	10,000	10,650,313
5.25%, 05/15/2052(a)	10,000	10,729,099
Triborough Bridge & Tunnel Authority Sales Tax Revenue Series 2024-A 5.25%, 05/15/2064	16,000	17,251,910
TSASC, Inc./NY
Series 2017-A
5.00%, 06/01/2041	1,560	1,585,736
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	860	703,709
5.25%, 09/15/2042	365	288,065
5.25%, 09/15/2047	625	468,234
5.25%, 09/15/2053	1,340	964,636

86 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Western Regional Off-Track Betting Corp. Series 2021 3.00%, 12/01/2026(c)	$680	$641,853

		1,015,230,995

North Carolina – 0.5%
Fayetteville State University Series 2023 5.00%, 04/01/2027(c)	415	428,161
5.00%, 04/01/2028(c)	455	475,366
5.00%, 04/01/2029(c)	500	529,248
5.00%, 04/01/2030(c)	545	582,537
5.00%, 04/01/2031(c)	600	647,748
5.00%, 04/01/2034(c)	770	849,553
5.00%, 04/01/2036(c)	900	984,085
5.00%, 04/01/2037(c)	970	1,050,108
5.00%, 04/01/2040(c)	1,205	1,275,845
5.00%, 04/01/2042(c)	1,380	1,451,100
Greater Asheville Regional Airport Authority AGM Series 2022-A 5.50%, 07/01/2047	2,880	3,106,631
5.50%, 07/01/2052	5,000	5,344,294
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc. Obligated Group) Series 2017 5.00%, 07/01/2047	2,950	2,278,101
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.875%, 07/01/2040	5,000	4,089,879
5.00%, 07/01/2045	4,650	3,656,490
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/2030	2,250	2,229,242
North Carolina Medical Care Commission (Sharon Towers) Series 2019-A 5.00%, 07/01/2044	1,000	883,852
North Carolina Medical Care Commission (United Methodist Retirement Homes Inc Obligated Group (The)) Series 2024 5.00%, 10/01/2049	510	517,868

abfunds.com	AB MUNICIPAL INCOME SHARES | 87

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.125%, 10/01/2054	$2,000	$2,032,578
North Carolina Turnpike Authority
Series 2018 5.00%, 01/01/2040	5,000	5,131,484
AGM Series 2024 Zero Coupon, 01/01/2050	11,750	3,282,433
Zero Coupon, 01/01/2051	7,490	1,980,043
Zero Coupon, 01/01/2052	6,435	1,609,618
Zero Coupon, 01/01/2053	1,750	414,037
State of North Carolina Series 2019-B 5.00%, 06/01/2024	12,370	12,381,212
State of North Carolina (State of North Carolina Lease) Series 2022-A 4.00%, 05/01/2024	1,740	1,740,000

		58,951,513

North Dakota – 0.3%
City of Grand Forks ND (Altru Health System Obligated Group) Series 2021 4.00%, 12/01/2035	4,000	3,772,647
4.00%, 12/01/2036	3,625	3,398,734
4.00%, 12/01/2037	1,190	1,104,122
4.00%, 12/01/2040	1,875	1,675,165
4.00%, 12/01/2041	1,865	1,646,780
5.00%, 12/01/2034	7,545	7,797,712
Series 2023-A 5.42%, 12/01/2053	5,270	5,354,321
AGM Series 2021 3.00%, 12/01/2051	4,000	2,889,522
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(d)(e)(f)(j)(l)	5,195	67,535
7.00%, 12/15/2043(d)(e)(f)(j)(l)	5,390	70,070
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2043	2,000	1,801,289
5.00%, 06/01/2048	9,500	8,264,390
5.00%, 06/01/2053	5,230	4,387,434

		42,229,721

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 3.6%
Akron Bath Copley Joint Township Hospital District (Summa Health System Obligated Group) Series 2020 3.00%, 11/15/2040	$4,500	$3,440,316
4.00%, 11/15/2036	1,000	935,581
4.00%, 11/15/2037	800	735,987
4.00%, 11/15/2038	750	679,302
American Municipal Power, Inc. (American Municipal Power Combined Hydroelectric Revenue) Series 2016-A 5.00%, 02/15/2041	6,000	6,048,575
5.00%, 02/15/2046	4,000	4,015,349
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2048	10,000	8,904,200
Series 2020-B Zero Coupon, 06/01/2057	100,000	9,882,750
5.00%, 06/01/2055	141,270	127,887,408
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,765	3,852,064
5.00%, 12/01/2047	3,735	3,767,063
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	6,490	6,503,578
5.00%, 02/15/2052	5,680	5,535,954
5.25%, 02/15/2047	12,860	12,886,067
5.50%, 02/15/2057	9,370	9,473,563
County of Franklin OH (First Community Village Obligated Group) Series 2019 5.00%, 07/01/2049	3,755	3,109,696
County of Hamilton OH (Christ Hospital Obligated Group) Series 2023 5.00%, 06/01/2034	8,075	8,485,144
5.00%, 06/01/2038	7,440	7,621,930

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Hamilton OH (UC Health Obligated Group) Series 2020 5.00%, 09/15/2050	$23,425	$22,427,004
County of Hardin OH (Ohio Northern University) Series 2020 5.25%, 05/01/2040	500	470,041
5.50%, 05/01/2050	1,000	916,143
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	2,210	1,728,442
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038(d)(e)(f)	2,000	526,000
Series 2018-A 6.25%, 04/01/2049(d)(e)(f)	10,105	2,657,615
County of Ross OH (Adena Health System Obligated Group) Series 2019 5.00%, 12/01/2049	6,000	6,058,133
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.375%, 12/01/2037	1,000	1,074,981
6.625%, 12/01/2042	16,000	17,348,341
6.75%, 12/01/2052	29,885	32,146,042
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(c)	8,050	5,999,523
Series 2023 5.00%, 12/01/2053(c)	16,000	16,147,728
Ohio Air Quality Development Authority (American Electric Power Co., Inc.) Series 2019 2.40%, 12/01/2038	1,030	897,018
Ohio Air Quality Development Authority (Duke Energy Corp.) Series 2022 4.25%, 11/01/2039	17,100	17,122,239

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	$1,780	$1,681,400
Ohio Higher Educational Facility Commission (John Carroll University) Series 2022 4.00%, 10/01/2052	9,600	7,958,302
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	3,480	3,388,261
State of Ohio Series 2017-U 5.00%, 05/01/2025	3,410	3,462,535
Toledo-Lucas County Port Authority (ParkUToledo, Inc.) Series 2021 4.00%, 01/01/2041	3,000	2,765,253
4.00%, 01/01/2043	2,000	1,803,854
4.00%, 01/01/2046	2,000	1,753,870
4.00%, 01/01/2051	8,500	7,144,462
4.00%, 01/01/2057	6,500	5,288,457
University of Toledo Series 2023-B 4.62% (SOFR + 0.90%), 06/01/2036(a)(b)(c)	50,590	49,299,328

		433,829,499

Oklahoma – 0.7%
Oklahoma Capitol Improvement Authority (Oklahoma Capitol Improvement Authority State Lease) Series 2016 5.00%, 07/01/2024	1,065	1,066,532
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2044	7,650	7,228,138
5.00%, 08/01/2049	12,780	11,697,641
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2038	1,000	1,013,121
5.25%, 08/15/2043	11,545	11,776,510
5.50%, 08/15/2052	5,615	5,707,324

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.50%, 08/15/2057	$21,080	$21,442,894
Series 2022-A 5.50%, 08/15/2037	10,000	10,298,652
5.50%, 08/15/2041	11,995	12,104,176

		82,334,988

Oregon – 0.2%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020-A 5.125%, 11/15/2040	750	720,482
5.375%, 11/15/2055	2,940	2,696,628
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2045(a)	4,500	4,651,762
5.00%, 08/15/2050(a)	5,500	5,652,524
Multnomah County School District No. 40 Series 2023-A Zero Coupon, 06/15/2043	6,430	2,599,565
Oregon State Facilities Authority (Legacy Health Obligated Group) Series 2022 5.00%, 06/01/2030	1,630	1,765,750
Oregon State Facilities Authority (Samaritan Health Services, Inc. Obligated Group) Series 2020 5.00%, 10/01/2040	1,750	1,792,110
Umatilla County School District No. 6R Umatilla Series 2023-B Zero Coupon, 06/15/2043	2,350	943,215
Zero Coupon, 06/15/2053	10,500	2,414,210

		23,236,246

Other – 0.1%
Affordable Housing Tax-Exempt Bond Pass-Thru Trust Series 2023-2 6.00%, 10/05/2040(c)	17,925	18,306,226

Pennsylvania – 5.1%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group) Series 2018-A 5.00%, 04/01/2034	10,135	10,594,731

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2035	$12,500	$13,041,555
5.00%, 04/01/2036	10,900	11,324,029
Allentown Neighborhood Improvement Zone Development Authority (Allentown Neighborhood Improvement Zone Center City Investment Corp. Revenue) Series 2018 5.00%, 05/01/2033(c)	2,000	2,031,603
5.375%, 05/01/2042(c)	2,500	2,430,337
Series 2022 5.25%, 05/01/2042(c)	11,065	10,723,030
Berks County Industrial Development Authority (Pre-refunded – US Treasuries) Series 2018 5.00%, 05/15/2048	1,000	1,031,911
Berks County Industrial Development Authority (Tower Health Obligated Group) Series 2017 5.00%, 11/01/2047	8,925	4,591,096
5.00%, 11/01/2050	9,270	4,750,771
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	4,050	2,088,806
Series 2020-B 5.00%, 02/01/2040	7,000	5,389,626
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2046	11,850	8,979,021
4.00%, 07/01/2051	13,300	9,612,106
5.00%, 07/01/2030	675	578,732
5.00%, 07/01/2031	2,300	1,971,912
5.00%, 07/01/2032	500	425,616
5.00%, 07/01/2033	1,170	990,756
5.00%, 07/01/2034	1,300	1,096,065
5.00%, 07/01/2035	1,555	1,320,903
5.00%, 07/01/2036	1,225	1,038,777
5.00%, 07/01/2038	1,000	851,189
5.00%, 07/01/2040	2,500	2,095,063
5.00%, 07/01/2041	4,630	3,813,923
5.00%, 07/01/2054	15,100	11,724,318

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chambersburg Area Municipal Authority (Wilson College) Series 2018 5.75%, 10/01/2043	$1,350	$1,303,865
6.00%, 10/01/2048	9,000	8,807,246
Chester County Industrial Development Authority (Collegium Charter School) Series 2017-A 5.125%, 10/15/2037	1,500	1,462,032
5.25%, 10/15/2047	3,830	3,524,749
Series 2022 6.00%, 10/15/2052(c)	1,075	1,076,342
Chester County Industrial Development Authority (Woodlands at Greystone Neighborhood Improvement District) Series 2018 5.125%, 03/01/2048(c)	847	777,184
City of Philadelphia PA Series 2017 5.00%, 08/01/2029	6,000	6,303,824
5.00%, 08/01/2031	6,110	6,410,660
Series 2017-A 5.00%, 08/01/2033	3,000	3,133,395
5.00%, 08/01/2034	10,000	10,449,839
City of Philadelphia PA Water & Wastewater Revenue 2.189%, 07/01/2032(a)	3,725	2,994,807
2.289%, 07/01/2033(a)	3,060	2,416,618
Series 2014-A 5.00%, 07/01/2024	1,645	1,647,747
Series 2017-A 5.00%, 10/01/2035	3,805	4,001,241
5.00%, 10/01/2036	1,300	1,362,433
Series 2021-B 2.926%, 07/01/2045	5,000	3,582,486
City of Philadelphia PA Water & Wastewater Revenue (Pre-refunded – US Treasuries) Series 2015-A 5.00%, 07/01/2040	2,115	2,118,373
5.00%, 07/01/2045	14,000	14,022,324
Commonwealth of Pennsylvania Series 2015 5.00%, 08/15/2024	5,765	5,784,581
5.00%, 03/15/2025	6,420	6,501,613

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Lehigh PA (Lehigh Valley Health Network Obligated Group) Series 2016-A 4.00%, 07/01/2035	$10,000	$9,945,000
Series 2019 5.00%, 07/01/2044	6,885	7,070,341
County of Montgomery PA Series 2017-B 5.00%, 07/01/2024	1,000	1,001,521
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2046	1,175	1,183,080
6.00%, 06/01/2051	2,200	2,204,262
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2019 5.00%, 01/01/2045	1,815	1,597,609
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2032	1,750	1,697,887
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	2,000	1,718,354
5.00%, 03/01/2050	500	396,212
Series 2022 5.00%, 03/01/2029	2,170	2,097,594
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2047	1,500	1,397,757
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2035	3,600	3,753,746
Series 2019 5.00%, 09/01/2051	2,300	2,325,655

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022 4.00%, 05/01/2052	$5,900	$5,292,276
Montgomery County Industrial Development Authority/PA (Whitemarsh Continuing Care Retirement Community) Series 2015 5.25%, 01/01/2040	4,740	4,318,954
Moon Industrial Development Authority (Baptist Homes Society Obligated Group) Series 2015 6.125%, 07/01/2050	2,500	1,839,411
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	5,135	4,248,636
6.00%, 07/01/2045	2,600	1,937,810
Northeastern Pennsylvania Hospital and Education Authority (Wilkes University) Series 2016-A 5.00%, 03/01/2037	2,675	2,568,561
Series 2016-B 5.25%, 03/01/2031	1,640	1,646,098
5.25%, 03/01/2037	1,170	1,150,214
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Department of Transportation) Series 2022 5.75%, 06/30/2048	11,000	11,943,649
6.00%, 06/30/2061	22,100	24,233,059
AGM Series 2022 5.00%, 12/31/2057	14,000	14,557,945
5.75%, 12/31/2062	12,500	13,779,654
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(c)	2,330	1,762,767
Pennsylvania Economic Development Financing Authority (Iron Cumberland LLC) Series 2022 7.00%, 12/01/2029	27,920	27,408,816

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Pennsylvania Economic Development Finance Authority Sewage) Series 2020 4.00%, 01/01/2027	$1,530	$1,507,117
4.00%, 01/01/2029	450	440,909
4.00%, 01/01/2030	1,575	1,542,641
4.00%, 01/01/2032	800	778,902
Pennsylvania Economic Development Financing Authority (Presbyterian Homes Obligated Group/PA) Series 2023 5.25%, 07/01/2046	2,500	2,544,651
5.25%, 07/01/2049	1,215	1,226,958
Pennsylvania Higher Educational Facilities Authority (Drexel University) Series 2016 5.00%, 05/01/2032	1,000	1,015,932
Pennsylvania Higher Educational Facilities Authority (Trustees of the University of Pennsylvania (The)) Series 2015 5.00%, 10/01/2024	6,000	6,027,863
Pennsylvania Turnpike Commission 5.00%, 12/01/2046(a)	26,610	28,190,323
Series 2016 5.00%, 06/01/2037	4,000	4,067,933
Series 2017-B 5.00%, 06/01/2035	7,850	8,195,006
Series 2018-A 5.00%, 12/01/2043	10,000	10,411,811
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2035	1,000	1,062,273
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2050	5,000	4,544,057
5.00%, 08/01/2054	3,560	3,177,789

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Philadelphia Electrical & Technology Charter High School) Series 2021 4.00%, 06/01/2056	$2,550	$1,923,662
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2040(c)	3,285	3,252,187
5.00%, 06/15/2050(c)	6,285	5,942,884
Philadelphia Authority for Industrial Development (Pre-refunded – US Treasuries) Series 2014 4.00%, 07/01/2044	6,945	6,943,770
Philadelphia Authority for Industrial Development (Tacony Academy Charter School) Series 2023 5.00%, 06/15/2033(c)	1,070	1,092,433
5.375%, 06/15/2038(c)	1,270	1,284,691
Philadelphia Gas Works Co. Series 2017 5.00%, 08/01/2042	5,000	5,103,543
Pittsburgh Water & Sewer Authority AGM Series 2023-C 4.52% (SOFR + 0.80%), 09/01/2040(a)(b)(c)	46,555	45,282,386
School District of Philadelphia (The) Series 2015-A 5.00%, 09/01/2034	1,615	1,630,515
5.00%, 09/01/2035	1,000	1,008,575
Series 2016-F 5.00%, 09/01/2033	3,000	3,042,794
5.00%, 09/01/2036	1,000	1,013,158
Series 2018-A 5.00%, 09/01/2034	1,000	1,055,426
5.00%, 09/01/2036	1,000	1,049,038
5.00%, 09/01/2037	1,000	1,043,672
5.00%, 09/01/2038	1,000	1,038,901
Series 2018-B 5.00%, 09/01/2043	3,000	3,081,272
Series 2019-A 5.00%, 09/01/2044	17,900	18,569,634

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-A 5.00%, 06/28/2024	$52,500	$52,559,955
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-A 5.00%, 01/01/2051(c)	6,765	3,943,187
5.00%, 01/01/2057(c)	5,345	2,995,460
Series 2016-B 6.08%, 01/01/2026(c)	480	460,627
Series 2016-C Zero Coupon, 01/01/2036(c)	2,945	981,146
Series 2016-D Zero Coupon, 01/01/2057(d)	58,055	3,229,681
State Public School Building Authority (Harrisburg School District) AGM Series 2016 5.00%, 12/01/2029	1,365	1,412,604
5.00%, 12/01/2030	7,160	7,395,417
State Public School Building Authority (Pre-refunded - US Treasuries) AGM Series 2016 5.00%, 12/01/2029	220	229,155
Union County Hospital Authority (Evangelical Community Hospital Obligated Group) Series 2018 5.00%, 08/01/2038	2,685	2,750,516
5.00%, 08/01/2043	5,750	5,863,016

		613,167,573

Puerto Rico – 3.3%
Children’s Trust Fund Series 2008-A Zero Coupon, 05/15/2057	261,400	20,850,623
Commonwealth of Puerto Rico Zero Coupon, 01/11/2051	27,500	5,500,000
Series 2021-A Zero Coupon, 07/01/2024	345	342,007
Zero Coupon, 07/01/2033	6,410	4,196,972
4.00%, 07/01/2033	12,000	11,800,523
4.00%, 07/01/2035	4,200	4,063,451
4.00%, 07/01/2037	1,631	1,557,926
4.00%, 07/01/2041	2,217	2,055,097
4.00%, 07/01/2046	2,306	2,069,976
5.375%, 07/01/2025	6,285	6,327,807
5.625%, 07/01/2027	7,981	8,294,951

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.625%, 07/01/2029	$2,542	$2,739,244
5.75%, 07/01/2031	3,784	4,217,472
Series 2022-A Zero Coupon, 11/01/2051	12,831	6,078,594
5.07%, 11/01/2051	43,485	26,090,766
Series 2022-C 0.00%, 11/01/2043	86,211	51,295,426
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	5,150	4,957,119
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024(h)	1,848	1,854,393
Series 2020-A 5.00%, 07/01/2030(c)	5,500	5,812,924
5.00%, 07/01/2035(c)	9,455	9,921,942
Series 2021-A 4.00%, 07/01/2042(c)	2,500	2,325,290
Series 2021-B 4.00%, 07/01/2042(c)	4,000	3,720,418
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032(e)(f)	7,315	1,920,187
5.00%, 07/01/2037(e)(f)	15,260	4,005,750
Series 2008-W 5.25%, 07/01/2033(e)(f)	1,000	262,500
5.50%, 07/01/2038(e)(f)	10,490	2,753,625
Series 2010-A 5.25%, 07/01/2029(e)(f)	2,950	774,375
5.25%, 07/01/2030(e)(f)	1,040	273,000
Series 2010-C 5.00%, 07/01/2024(e)(f)	1,735	455,438
5.25%, 07/01/2027(e)(f)	3,360	882,000
5.25%, 07/01/2028(e)(f)	500	131,250
Series 2010-DDD 5.00%, 07/01/2021(e)(k)	1,050	275,625
5.00%, 07/01/2022(e)(k)	950	249,375
Series 2010-X 5.25%, 07/01/2040(e)(f)	20,585	5,403,562
5.75%, 07/01/2036(e)(f)	7,375	1,935,937
Series 2010-ZZ 5.25%, 07/01/2018(e)(k)	3,500	918,750
5.25%, 07/01/2024(e)(f)	2,565	673,313
5.25%, 07/01/2025(e)(f)	620	162,750

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2012-A 5.00%, 07/01/2029(e)(f)	$2,510	$658,875
5.00%, 07/01/2042(e)(f)	2,125	557,813
5.05%, 07/01/2042(e)(f)	2,585	678,563
Series 2013-A
7.00%, 07/01/2033(e)(f)	1,700	446,250
7.00%, 07/01/2040(e)(f)	750	196,875
AGM Series 2007-V 5.25%, 07/01/2031	25,380	25,228,659
NATL Series 2007-V 5.25%, 07/01/2029	5,965	5,872,013
5.25%, 07/01/2033	9,250	9,115,252
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth Series 2023-A 6.625%, 01/01/2027	1,937	1,903,467
6.625%, 01/01/2028	14,770	14,484,316
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) 12.50%, 12/15/2025(j)(I)	3,431	3,328,433
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (San Juan Cruise Port LLC) Series 2024 6.50%, 01/01/2042	3,250	3,830,555
6.75%, 01/01/2045	3,500	4,152,161
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	110	109,301
Zero Coupon, 07/01/2027	537	475,523
Zero Coupon, 07/01/2029	523	428,430
Zero Coupon, 07/01/2046	123,224	38,424,201
Zero Coupon, 07/01/2051	58,864	13,421,834
Series 2019-A 4.329%, 07/01/2040	15,975	15,591,052
4.55%, 07/01/2040	1,198	1,198,382
5.00%, 07/01/2058	52,251	52,035,172

		399,287,485

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. (City of Woonsocket RI Lease) AGM Series 2017-A 5.00%, 05/15/2029	$1,000	$1,043,375

South Carolina – 1.9%
Columbia Housing Authority/SC (Garden Lakes Apartments) Series 2022 4.80%, 11/01/2024	5,010	4,943,827
5.26%, 11/01/2032	755	732,869
5.41%, 11/01/2039	12,570	11,999,083
6.28%, 11/01/2039	540	513,722
Greenville Housing Authority/SC (Victor Verdae Apartments) Series 2023 6.16%, 05/01/2063(c)	16,000	15,906,275
Patriots Energy Group Financing Agency (Sumitomo Mitsui Financial Group, Inc.)
Series 2023-A
5.25%, 10/01/2054(a)	30,000	31,550,235
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2046	10,595	10,996,451
South Carolina Jobs-Economic Development Authority (FAH Pelham LLC) Series 2023 10.00%, 08/01/2039(c)	580	529,289
Series 2023-A 6.50%, 02/01/2056(c)	18,185	17,835,579
Series 2023-B 7.50%, 08/01/2047(c)	7,000	6,796,852
South Carolina Jobs-Economic Development Authority (International Paper Co.) Series 2023 4.00%, 04/01/2033	6,000	5,997,641
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.00%, 06/01/2031(d)(e)(f)	2,470	1,934,485

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

6.25%, 06/01/2040(d)(e)(f)	$6,100	$3,899,865
6.50%, 06/01/2051(d)(e)(f)	9,070	5,264,713
South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments LLC) Series 2022 0.00%, 06/01/2052(h)	15,425	11,323,719
South Carolina Public Service Authority Series 2015-A 5.00%, 12/01/2050	33,180	33,198,860
Series 2016-A 5.00%, 12/01/2034	3,815	3,898,683
5.00%, 12/01/2036	1,000	1,018,169
Series 2016-B 5.00%, 12/01/2037	2,000	2,038,504
5.00%, 12/01/2041	10,500	10,631,705
5.00%, 12/01/2056	7,350	7,352,782
Series 2021-A 4.00%, 12/01/2035	1,000	1,006,686
Series 2022 4.00%, 12/01/2038	550	541,260
4.00%, 12/01/2049	5,166	4,685,031
5.00%, 12/01/2036	447	486,325
5.00%, 12/01/2038	1,742	1,864,186
Series 2022-A 4.00%, 12/01/2052	24,000	21,399,250
5.00%, 12/01/2055	10,000	10,117,263

		228,463,309

South Dakota – 0.2%
County of Lincoln SD (Augustana College Association/SD) Series 2021 4.00%, 08/01/2051	1,410	1,124,413
4.00%, 08/01/2056	2,415	1,872,961
4.00%, 08/01/2061	4,020	3,046,978
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2033	3,260	3,393,808
5.00%, 09/01/2040	15,035	15,370,366
South Dakota Housing Development Authority (Schuett Spearfish LP) Series 2023 6.15%, 09/01/2039	5,360	5,469,978

		30,278,504

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 1.6%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(c)	$9,080	$8,308,066
5.125%, 12/01/2042(c)	29,990	26,672,866
Series 2016-B Zero Coupon, 12/01/2031(c)	2,000	1,282,147
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 8.75%, 11/01/2032(c)	2,000	2,015,521
9.25%, 11/01/2042(c)	5,250	5,290,617
9.50%, 11/01/2052(c)	14,835	14,948,786
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(d)(e)(f)	5,040	1,325,520
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2040	2,435	2,462,731
Series 2017-A 5.00%, 07/01/2048	2,335	2,360,981
Metropolitan Government Nashville & Davidson County Industrial Development Board (Nashville & Davidson County TN South Nashville Central Business Improvement Dist) Series 2021 Zero Coupon, 06/01/2043(c)	7,250	2,547,907
Metropolitan Government of Nashville & Davidson County TN (Pre-refunded – US Treasuries)
Series 2015-C
4.50%, 07/01/2034	16,395	16,587,282

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Nashville Airport Authority (The) Series 2022-B 5.25%, 07/01/2047	$12,500	$13,235,560
5.50%, 07/01/2052	9,000	9,607,048
Tennergy Corp./TN (Goldman Sachs Group, Inc. (The)) Series 2022-A 5.50%, 10/01/2053	27,000	28,377,559
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2021 5.00%, 05/01/2052	16,820	17,674,996
Series 2023-A 5.00%, 05/01/2053	26,300	27,093,697
Wilson County Health & Educational Facilities Board (Limestone Trail Apartments) Series 2021 4.00%, 12/01/2039	10,000	8,214,430
4.25%, 12/01/2024	6,000	5,846,807

		193,852,521

Texas – 6.1%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-A 4.00%, 10/01/2050	4,070	3,172,042
Series 2021-B 5.00%, 10/01/2050(c)	11,140	9,487,984
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(c)	1,000	998,486
Series 2023 4.875%, 06/15/2056(c)	1,500	1,508,965
Arlington Higher Education Finance Corp. (Cypress Christian School, Inc.) Series 2024-2 6.00%, 06/01/2053(c)	5,080	5,140,841
6.25%, 06/01/2063(c)	9,155	9,342,811
Arlington Higher Education Finance Corp. (Magellan School (The)) Series 2022 6.25%, 06/01/2052(c)	6,015	6,179,340
6.375%, 06/01/2062(c)	9,785	10,066,820

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arlington Higher Education Finance Corp. (Wayside Schools) Series 2021-A 4.00%, 08/15/2036	$500	$451,765
4.00%, 08/15/2046	695	549,847
Baytown Municipal Development District (Baytown Municipal Development District Baytown Convention Center Hotel Revenue)
Series 2021
4.00%, 10/01/2045	8,545	7,384,597
4.00%, 10/01/2050	3,815	3,148,155
Board of Regents of the University of Texas System Series 2017-C 5.00%, 08/15/2025	5,030	5,131,066
Series 2019-B 5.00%, 08/15/2049	11,000	12,376,894
Brazoria County Industrial Development Corp. (Aleon Renewable Metals LLC) Series 2022 10.00%, 06/01/2042(c)	10,000	9,858,114
Series 2023 12.00%, 06/01/2043(c)	2,500	2,506,321
Central Texas Regional Mobility Authority Series 2020-A 5.00%, 01/01/2044	2,230	2,318,689
5.00%, 01/01/2049	3,940	4,056,749
Series 2021-B 5.00%, 01/01/2046	4,600	4,787,835
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2037	6,800	6,811,007
City of Abilene TX (Pre-refunded – US Treasuries) Series 2015 5.00%, 02/15/2032	1,330	1,343,914
City of Arlington TX Series 2022-A 5.00%, 08/15/2024	1,400	1,404,648
City of Dallas Housing Finance Corp. (DHFC The Briscoe Apartments LLC) Series 2022 Zero Coupon, 12/01/2062(c)	179,645	12,495,244
6.00%, 12/01/2062	20,940	20,238,118

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Dallas Housing Finance Corp. (DHFC The Dylan Apartments LLC) Series 2022 6.00%, 12/01/2062(c)	$10,025	$9,789,057
6.25%, 12/01/2054(c)	4,070	3,739,285
City of Dallas TX Series 2020-A 5.00%, 02/15/2025	7,125	7,205,458
Series 2021 5.00%, 02/15/2025	5,000	5,056,462
City of Fort Worth TX Series 2020 5.00%, 03/01/2025	7,630	7,717,631
City of Houston TX Series 2021-B 2.047%, 03/01/2033	2,495	1,924,243
2.147%, 03/01/2034	7,405	5,598,554
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2030	1,965	1,971,508
City of Houston TX Airport System Revenue
AGM Series 2023 5.25%, 07/01/2042	5,000	5,414,478
5.25%, 07/01/2043	5,000	5,390,710
5.25%, 07/01/2048	5,000	5,309,441
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	16,960	16,961,506
Series 2015-B 5.00%, 07/15/2030	1,960	1,964,987
5.00%, 07/15/2035	1,000	1,001,855
Series 2018 5.00%, 07/15/2028	22,875	23,330,142
Series 2020 5.00%, 07/01/2027	1,750	1,774,178
5.00%, 07/15/2027	2,500	2,534,922
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	5,000	5,254,191

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Clifton Higher Education Finance Corp. (IDEA Public Schools) Series 2012 5.00%, 08/15/2042	$530	$530,081
Series 2013 6.00%, 08/15/2043	1,000	1,001,054
Clifton Higher Education Finance Corp. (Valor Texas Education Foundation) Series 2023-A 5.50%, 06/15/2033(c)	1,000	1,015,590
6.00%, 06/15/2043(c)	3,365	3,391,634
6.00%, 06/15/2048(c)	4,125	4,129,300
6.25%, 06/15/2053(c)	5,000	5,042,251
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2050	2,525	1,983,694
County of Williamson TX (Pre-refunded – US Treasuries) Series 2015 5.00%, 02/15/2038	2,400	2,426,226
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(c)	1,650	1,641,911
Dallas Fort Worth International Airport Series 2022-A 4.507%, 11/01/2051	2,000	1,730,954
Dallas Independent School District Series 2024 4.00%, 02/15/2054	10,390	9,640,771
Harris County Industrial Development Corp. (Energy Transfer LP) Series 2023 4.05%, 11/01/2050	19,195	19,005,561
Hidalgo County Regional Mobility Authority
Series 2022-A
Zero Coupon, 12/01/2042	2,000	791,742
Zero Coupon, 12/01/2051	11,540	2,556,492
Zero Coupon, 12/01/2054	3,340	611,447
Zero Coupon, 12/01/2056	17,105	2,784,564
Series 2022-B Zero Coupon, 12/01/2042	1,395	510,234
Zero Coupon, 12/01/2043	2,000	685,994

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Zero Coupon, 12/01/2044	$5,640	$1,805,314
Zero Coupon, 12/01/2055	2,895	450,296
Zero Coupon, 12/01/2056	5,000	730,897
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	8,505	8,529,787
Mansfield Independent School District (Pre-refunded – US Govt Agencies) Series 2015 5.00%, 02/15/2045	23,000	23,240,610
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	25,610	25,325,826
New Hope Cultural Education Facilities Finance Corp. (Army Retirement Residence Obligated Group) Series 2022 5.75%, 07/15/2052	4,490	4,204,899
6.00%, 07/15/2057	10,300	9,898,550
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) Series 2023 0.00%, 12/31/2030	1,388	835,642
7.25%, 12/31/2030	7,820	7,741,890
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061(e)(f)(h)	208	76,624
7.50%, 11/15/2036(e)(f)	50	40,831
7.50%, 11/15/2037(e)(f)	10	7,593
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development) Series 2023 8.50%, 09/01/2027(d)	22,875	22,844,409
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park, Inc. Obligated Group) Series 2018-A 5.50%, 07/01/2054	10,200	7,301,617

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2040	$790	$656,846
5.00%, 01/01/2055	3,010	2,160,943
Series 2022 4.00%, 01/01/2047	4,575	2,976,729
4.25%, 01/01/2057	1,380	854,081
5.00%, 01/01/2057	2,950	2,098,524
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven Forefront Living Obligated Group) Series 2022 6.875%, 10/01/2057	500	468,195
Newark Higher Education Finance Corp. (Abilene Christian University) Series 2022 4.00%, 04/01/2057	10,000	8,436,547
North East Texas Regional Mobility Authority Series 2016 5.00%, 01/01/2046	4,940	4,946,065
North Texas Tollway Authority (North Texas Tollway System) Series 2017-B 5.00%, 01/01/2033	1,400	1,455,530
5.00%, 01/01/2043	6,000	6,109,957
Series 2021 3.011%, 01/01/2043	7,500	5,428,943
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(c)	11,175	8,628,688
Series 2021 2.125%, 01/01/2028(c)	540	486,828
2.25%, 01/01/2029(c)	800	704,726
2.50%, 01/01/2030(c)	905	786,241
2.625%, 01/01/2031(c)	500	426,873
Red River Health Facilities Development Corp. (Pre-refunded – US Treasuries) Series 2014-A 7.75%, 11/15/2044	1,315	1,340,245

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County College District Series 2022 5.00%, 08/15/2024	$1,500	$1,504,420
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.00%, 11/15/2045(e)(f)(j)(l)(m)	2,896	– 0	–
Series 2017 5.25%, 11/15/2047(e)(f)(j)(l)(m)	894	– 0	–
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054(e)(f)(m)	6,485	4,215,286
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2049	4,285	3,964,697
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	4,955	5,110,648
Texas Municipal Gas Acquisition & Supply Corp. III (Macquarie Group Ltd.) Series 2021 5.00%, 12/15/2029	4,710	4,881,075
5.00%, 12/15/2031	4,775	4,999,857
Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-A 5.50%, 01/01/2054	1,660	1,776,440
Series 2023-B 5.50%, 01/01/2054	46,605	51,385,899
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2045	4,250	4,254,592
5.00%, 12/31/2050	16,075	16,093,883
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2019 4.00%, 12/31/2037	4,000	3,920,152

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 12/31/2031	$5,000	$5,371,844
Series 2023 5.50%, 12/31/2058	42,420	45,463,028
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	55,250	55,595,732
Texas State University System Series 2017-A 5.00%, 03/15/2025	3,910	3,954,824
Texas Transportation Commission State Highway 249 System Series 2019 5.00%, 08/01/2057	56,130	56,639,015
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2025	3,180	3,249,262
Uptown Development Authority (City of Houston TX Reinvestment Zone No. 16) Series 2017-A 5.00%, 09/01/2035	1,015	1,020,800

		746,580,560

Utah – 0.2%
Box Elder County School District/UT Series 2015 5.00%, 07/15/2024	1,850	1,853,401
Military Installation Development Authority (Military Installation Development Authority Military Recreation Assessment Area) Series 2021-A 4.00%, 06/01/2052	5,000	3,578,848
Utah Infrastructure Agency Series 2022 5.00%, 10/15/2032	1,000	1,037,467
5.00%, 10/15/2037	1,410	1,424,889
5.00%, 10/15/2046	3,250	3,103,085
Series 2023 5.625%, 10/15/2038	1,000	1,061,590
6.00%, 10/15/2047	2,665	2,846,377

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wohali Public Infrastructure District No. 1 (Wohali Public Infrastructure District No. 1 Assessment Area No. 1) Series 2023 7.00%, 12/01/2042(c)	$6,443	$6,358,115

		21,263,772

Vermont – 0.1%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2018 4.625%, 04/01/2036(c)	1,100	1,094,570
Series 2022 5.00%, 06/01/2052(c)	3,750	3,773,334
Vermont Educational & Health Buildings Financing Agency (St Michael’s College, Inc.) Series 2023 5.25%, 10/01/2052(c)	3,000	2,708,864
5.50%, 10/01/2043(c)	2,500	2,446,758

		10,023,526

Virginia – 2.6%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	17,900	17,143,367
Atlantic Park Community Development Authority (Atlantic Park Community Development Authority District) Series 2023 6.25%, 08/01/2045(c)	19,060	17,912,622
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.15%, 03/01/2035(c)	1,000	1,006,642
County of Fairfax VA Series 2017-A 5.00%, 10/01/2024	1,335	1,341,888
Series 2024-A 5.00%, 10/01/2025	10,000	10,227,544
Fairfax County Industrial Development Authority (Inova Health System Obligated Group)

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022 4.00%, 05/15/2042	$10,065	$9,868,288
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047	2,000	2,060,305
5.00%, 10/01/2052	4,500	4,591,957
James City County Economic Development Authority (Williamsburg Landing, Inc. Obligated Group) Series 2024 5.25%, 12/01/2027	1,900	1,911,255
Series 2024-A 6.875%, 12/01/2058	2,100	2,273,591
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	7,490	6,902,350
US Bank Trust Co. NA (Park Landing LP) Series 2022-B 5.90%, 08/01/2052	10,998	9,665,788
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay Obligated Group) Series 2023 5.375%, 09/01/2029	3,000	3,104,268
7.00%, 09/01/2059	7,050	7,778,219
Virginia College Building Authority (Marymount University) Series 2015 5.00%, 07/01/2045(c)	1,500	1,363,089
5.25%, 07/01/2035(c)	1,200	1,201,871
Series 2015-A 5.00%, 07/01/2035(c)	1,500	1,480,496
5.00%, 07/01/2045(c)	1,610	1,463,048
Virginia Commonwealth Transportation Board (Pre-refunded – US Treasuries) Series 2014 4.00%, 05/15/2038	16,850	16,845,691
Virginia Public Building Authority (Virginia Public Building Authority State Lease) Series 2020-B 5.00%, 08/01/2024	5,800	5,815,519

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2040	$3,000	$2,769,102
4.00%, 07/01/2040	500	460,692
Virginia Small Business Financing Authority (Bon Secours Mercy Health, Inc.) Series 2022 5.00%, 10/01/2040	10,000	10,776,132
Virginia Small Business Financing Authority (Capital Beltway Express LLC) Series 2022 5.00%, 12/31/2047	28,825	29,179,248
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC)
Series 2022 4.00%, 01/01/2030	3,070	3,097,318
4.00%, 01/01/2031	2,650	2,679,882
4.00%, 01/01/2033	7,500	7,575,587
4.00%, 01/01/2034	3,500	3,533,788
4.00%, 01/01/2037	10,000	9,930,501
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/2056	55,235	55,295,212
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 4.00%, 01/01/2051	18,500	15,955,504
Virginia Small Business Financing Authority (P3 VB Holdings LLC) Series 2023 8.50%, 12/01/2052(c)	13,290	12,793,128
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake LLC) Series 2022 8.50%, 06/01/2042(c)	23,525	23,011,477

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

9.217% (SOFR + 5.50%), 06/01/2029(b)(c)	$20,215	$19,691,417

		320,706,786

Washington – 1.6%
Central Puget Sound Regional Transit Authority (Central Puget Sound Regional Transit Auth Sales Motor Vehicle & Rental Car Tax) Series 2016-S 5.00%, 11/01/2046	11,000	12,447,723
Central Puget Sound Regional Transit Authority (Pre-refunded – US Treasuries) Series 2015 4.00%, 11/01/2050	18,115	18,289,065
5.00%, 11/01/2050	10,000	10,240,956
City of Seattle WA Municipal Light & Power Revenue Series 2021-A 5.00%, 07/01/2024	2,710	2,714,181
Grays Harbor County Public Hospital District No. 1 Series 2023 6.875%, 12/01/2049	3,000	3,075,918
6.875%, 12/01/2053	1,155	1,170,242
King County Public Hospital District No. 4 Series 2015-A 5.00%, 12/01/2030	2,235	2,241,419
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2048	9,000	9,026,119
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	5,035	5,042,516
Series 2021 5.00%, 06/01/2024	2,310	2,311,626
5.00%, 08/01/2046	12,550	12,931,878
State of Washington (State of Washington Fed Hwy Grant) Series 2022 5.00%, 09/01/2024	3,635	3,648,619
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2037	2,000	2,107,171

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 08/01/2039	$5,970	$6,232,085
Washington Health Care Facilities Authority (Fred Hutchinson Cancer Center Obligated Group) Series 2020 4.00%, 09/01/2045	2,045	1,876,396
5.00%, 09/01/2039	1,655	1,735,446
5.00%, 09/01/2045	2,070	2,144,681
5.00%, 09/01/2050	2,000	2,053,496
Washington Health Care Facilities Authority (Overlake Hospital Medical Center Obligated Group) Series 2017 4.00%, 07/01/2042	3,500	3,016,634
Series 2017-A 5.00%, 07/01/2035	2,350	2,382,676
5.00%, 07/01/2036	2,965	2,994,106
Series 2017-B 5.00%, 07/01/2034	1,855	1,884,469
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2033	6,710	6,857,315
5.00%, 08/15/2035	5,750	5,858,801
5.00%, 08/15/2037	3,565	3,601,912
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities Dist Lodging Tax Revenue) Series 2021 4.00%, 07/01/2031	11,045	10,778,357
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2013 5.00%, 01/01/2028(c)	845	816,966
5.25%, 01/01/2043(c)	2,870	2,476,726
Series 2015 6.00%, 01/01/2045(c)	2,920	2,689,710
Series 2016 4.00%, 01/01/2026(c)	1,855	1,803,781

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 01/01/2031(c)	$5,305	$5,027,827
5.00%, 01/01/2036(c)	1,075	974,733
5.00%, 01/01/2046(c)	1,140	913,393
Series 2019-A 5.00%, 01/01/2044(c)	1,330	1,087,272
5.00%, 01/01/2049(c)	3,305	2,571,871
5.00%, 01/01/2055(c)	11,670	8,750,620
Washington State Housing Finance Commission (Seattle Academy of Arts & Sciences) Series 2023 5.625%, 07/01/2038(c)	1,215	1,320,063
6.125%, 07/01/2053(c)	5,805	6,278,184
6.25%, 07/01/2059(c)	9,845	10,673,645
6.375%, 07/01/2063(c)	4,250	4,573,911
Washington State Housing Finance Commission (Spokane United Methodist Homes Obligated Group) Series 2020 5.00%, 01/01/2051(c)	2,000	1,635,131
5.00%, 01/01/2056(c)	2,500	1,993,383

		190,251,023

West Virginia – 0.5%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.50%, 06/01/2050(c)	1,000	756,017
Monongalia County Commission Excise Tax District Series 2023 7.00%, 06/01/2043(c)	2,475	2,604,252
8.00%, 06/01/2053(c)(h)	13,590	2,887,857
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	8,080	7,541,644
West Virginia Economic Development Authority (Appalachian Power Co.) Series 2024 3.375%, 03/01/2040	6,250	6,156,462

118 | AB MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	$3,835	$3,814,814
West Virginia Economic Development Authority (Wyoming County Coal LLC) Series 2023 9.00%, 06/01/2038(c)	30,750	31,042,799

		54,803,845

Wisconsin – 3.9%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(c)	8,850	6,511,470
State of Wisconsin Series 2022-1 5.00%, 05/01/2024	6,535	6,535,000
Series 2025-1 5.00%, 05/01/2034(g)	2,625	2,963,449
5.00%, 05/01/2035(g)	1,875	2,132,139
5.00%, 05/01/2036(g)	1,230	1,388,040
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.25%, 12/15/2061(c)	6,995	6,630,469
Wisconsin Health & Educational Facilities Authority (Forensic Science & Protective Medicine Collaboration, Inc.) Series 2024 5.00%, 08/01/2027(c)	10,200	10,375,686
Wisconsin Health & Educational Facilities Authority (Marshfield Clinic Health System Obligated Group) AGM Series 2020 3.00%, 02/15/2038	1,035	880,524
5.00%, 02/15/2031	2,000	2,146,747
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2037	1,550	1,186,410
4.00%, 01/01/2057	9,815	5,654,986

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2039	$950	$857,673
5.00%, 11/01/2046	870	732,189
5.00%, 11/01/2054	3,295	2,617,250
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(c)	2,510	2,182,131
Series 2022-A 3.875%, 12/01/2039(c)	11,525	9,946,636
Wisconsin Public Finance Authority Series 2024 Zero Coupon, 02/01/2031	14,260	8,773,017
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 5.00%, 06/01/2049(c)	1,340	1,126,151
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(c)	3,335	2,957,870
Wisconsin Public Finance Authority (Blue Ridge Healthcare Obligated Group) Series 2020 4.00%, 01/01/2045	1,500	1,380,248
5.00%, 01/01/2038	550	565,621
5.00%, 01/01/2039	700	716,609
5.00%, 01/01/2040	500	510,113
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2045	2,030	1,958,874
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The))
Series 2021 5.75%, 07/25/2041(d)	57,000	48,715,985

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-B 5.00%, 12/01/2025	$1,000	$1,009,862
Series 2016-C 4.30%, 11/01/2030	2,060	2,010,930
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052	12,500	12,201,169
5.00%, 02/01/2062	13,890	13,228,190
5.50%, 02/01/2042(c)	5,950	5,948,156
5.75%, 02/01/2052(c)	16,500	16,402,039
6.00%, 02/01/2062(c)	20,960	21,148,181
Wisconsin Public Finance Authority (Crossroads Health Project) Series 2023 8.00%, 07/01/2053(c)	14,895	14,979,686
8.125%, 07/01/2058(c)	14,900	14,989,552
Wisconsin Public Finance Authority (FAH Tree House LLC) Series 2023 6.50%, 08/01/2053(c)	18,000	17,950,894
6.625%, 02/01/2046(c)	12,500	11,623,830
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042	1,500	1,408,157
5.00%, 05/01/2047	2,750	2,487,451
Wisconsin Public Finance Authority (KDC Agribusiness LLC) 12.00%, 09/14/2023(e)(f)(j)(l)	9,807	980,700
Series 2022 15.00%, 04/30/2023(d)(e)(j)(k)(l)	21,900	– 0	–
Series 2023 15.00%, 04/30/2023(d)(e)(j)(k)(l)	4,895	– 0	–
Wisconsin Public Finance Authority (Lehigh Valley Health Network, Inc.) Series 2023 6.625%, 12/01/2032(c)	1,040	1,034,990
7.25%, 12/01/2042(c)	7,775	7,803,816
7.50%, 12/01/2052(c)	5,400	5,470,913
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(c)	13,735	10,828,247

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group) Series 2022-A 5.00%, 10/01/2052(a)	$10,000	$10,467,262
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2047	1,400	1,212,405
4.00%, 01/01/2052	2,350	1,946,867
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1) Series 2023 Zero Coupon, 09/01/2029(c)	8,000	5,477,164
Wisconsin Public Finance Authority (Pine Lake Preparatory, Inc.) Series 2015 5.25%, 03/01/2035(c)	1,550	1,559,933
5.50%, 03/01/2045(c)	3,010	3,017,561
Wisconsin Public Finance Authority (Pre-refunded – US Treasuries) Series 2014-A 5.75%, 11/15/2044(c)	1,000	1,007,381
Series 2020 5.00%, 04/01/2030(c)	25	26,594
5.00%, 04/01/2040(c)	80	88,153
5.00%, 04/01/2050(c)	335	369,140
Series 2022 4.00%, 04/01/2032(c)	15	15,473
4.00%, 04/01/2052(c)	40	42,805
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	12,000	12,244,604
5.25%, 03/01/2047	5,100	5,127,630
Wisconsin Public Finance Authority (RBS Evolution LLC) Series 2023 10.00%, 11/01/2038(c)	18,150	18,179,995
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 5.00%, 04/01/2030(c)	475	491,120
5.00%, 04/01/2040(c)	1,320	1,338,754

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2050(c)	$6,150	$6,052,797
Series 2022 4.00%, 04/01/2052(c)	2,615	2,172,072
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(c)	29,090	19,801,743
Series 2022 4.00%, 06/01/2049(c)	3,890	2,792,460
Wisconsin Public Finance Authority (Seabury Retirement Community) Series 2015-A 5.00%, 09/01/2030(c)	545	535,403
Wisconsin Public Finance Authority (Southeast Overtown Park West Community Redevelopment Agency) Series 2024 5.00%, 06/01/2041(c)	12,500	12,441,006
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2046	8,000	5,876,234
4.00%, 02/01/2051	11,500	7,972,343
Wisconsin Public Finance Authority (Triad Math & Science Academy Co.) Series 2021 4.00%, 06/15/2051	4,130	3,109,673
Series 2022 5.00%, 06/15/2042	1,140	1,073,581
5.25%, 06/15/2052	1,610	1,478,946
5.375%, 06/15/2057	2,320	2,155,394
5.50%, 06/15/2050	650	623,770
5.50%, 06/15/2062	3,025	2,836,651
Wisconsin Public Finance Authority (UMA Education, Inc.) Series 2019 5.00%, 10/01/2034(c)	15,970	16,346,462
5.00%, 10/01/2039(c)	5,035	5,057,761
Wisconsin Public Finance Authority (UNC Health Appalachian Obligated Group) Series 2021 4.00%, 07/01/2046	1,100	860,680

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2052(c)	$4,315	$3,910,463
5.00%, 06/15/2057(c)	6,105	5,454,509
5.00%, 06/15/2062(c)	8,090	7,132,894
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2031(c)	2,450	2,290,872
4.00%, 12/01/2041(c)	2,405	1,987,777
4.00%, 12/01/2051(c)	4,010	3,012,460
Wisconsin Public Finance Authority (WFCS Holdings II LLC) Series 2021-A1 5.00%, 01/01/2056(c)	4,915	3,935,279

		472,476,121

Total Long-Term Municipal Bonds (cost $12,714,977,394)		12,175,464,307

Short-Term Municipal Notes – 1.8%
California – 0.5%
California Statewide Communities Development Authority (Rady Children’s Hospital-San Diego) Series 2018-B 3.60%, 08/15/2047(n)	10,000	10,000,000
Irvine Ranch Water District Water Service Corp. Series 2024-A 3.75%, 10/01/2037(n)	24,000	24,000,000
San Mateo County Transit District Sales Tax Revenue Series 2020-B 3.60%, 06/01/2049(n)	5,685	5,685,000
State of California Series 2013 3.50%, 05/01/2034(n)	4,475	4,475,000
Series 2021-B 3.50%, 05/01/2040(n)	12,135	12,135,000

		56,295,000

Colorado – 0.1%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 3.75%, 12/01/2052(n)	9,100	9,100,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.0%
District of Columbia (Carnegie Endowment For International Peace (The)) Series 2010 3.70%, 11/01/2045(n)	$505	$505,000

Florida – 0.1%
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 3.87%, 06/01/2048(n)	8,375	8,375,000
Orange County Health Facilities Authority (Nemours Foundation (The)) Series 2024-C 3.77%, 01/01/2037(n)	2,720	2,720,000
3.77%, 01/01/2039(n)	1,880	1,880,000

		12,975,000

Iowa – 0.0%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 3.70%, 12/01/2041(n)	1,005	1,005,000

Kentucky – 0.2%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-B 3.70%, 10/01/2039(n)	28,350	28,350,000

Louisiana – 0.1%
Louisiana Offshore Terminal Authority (Loop LLC) Series 2013 3.80%, 09/01/2033(n)	5,200	5,200,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2024 3.54%, 07/01/2047(n)	3,700	3,700,000

		8,900,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 0.2%
Maryland Health & Higher Educational Facilities Authority Series 2014-A 3.54%, 04/01/2035(n)	$19,700	$19,700,000

Massachusetts – 0.1%
Massachusetts Development Finance Agency (Children’s Hospital Corp. Obligated Group (The)) Series 2024 3.75%, 03/01/2048(n)	12,300	12,300,000

Michigan – 0.0%
Michigan Strategic Fund (Wedgwood Christian Services) Series 2008 3.80%, 12/01/2038(n)	800	800,000
Oakland University Series 2010 3.80%, 03/01/2031(n)	635	635,000

		1,435,000

Minnesota – 0.1%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 3.80%, 11/15/2048(n)	15,400	15,400,000

Nevada – 0.0%
County of Clark Department of Aviation Series 2014-D 3.80%, 07/01/2040(n)	985	985,000

New Jersey – 0.1%
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-C 3.75%, 07/01/2036(n)	765	765,000
New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group) Series 2009-B 3.05%, 07/01/2043(n)	5,510	5,510,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2009-C 3.45%, 07/01/2043(n)	$6,750	$6,750,000

		13,025,000

Virginia – 0.0%
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 3.85%, 07/01/2052(n)	1,225	1,225,000
Virginia Small Business Financing Authority (Carilion Clinic Obligated Group) Series 2019 3.85%, 07/01/2042(n)	1,200	1,200,000

		2,425,000

Washington – 0.0%
Washington State Housing Finance Commission (Panorama/United States) Series 2008 3.90%, 04/01/2043(n)	860	860,000

Wisconsin – 0.3%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin, Inc.) Series 2023-B 3.75%, 12/01/2033(n)	6,400	6,400,000
Wisconsin Public Finance Authority (Moses H Cone Memorial Hospital Obligated Group) Series 2023-B 3.70%, 10/01/2055(n)	36,435	36,435,000

		42,835,000

Total Short-Term Municipal Notes (cost $226,095,000)		226,095,000

Total Municipal Obligations (cost $12,941,072,394)		12,401,559,307

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.5%
Agency CMBS – 0.5%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	42,960	41,456,542

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-2, Class X 0.82%, 03/25/2035(o)	$22,259	$1,019,603
Series 2021-3, Class A 3.25%, 08/20/2036	6,882	6,240,904
Series 2021-3, Class X 0.79%, 08/20/2036(o)	20,021	1,004,028
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2022-ML13, Class AUS 3.125%, 09/25/2036	3,905	3,413,214
Series 2022-ML13, Class XCA 0.96%, 07/25/2036(o)	17,272	906,821
Series 2022-ML13, Class XUS 1.00%, 09/25/2036(o)	30,459	1,984,816

		56,025,928

Non-Agency Fixed Rate CMBS – 1.0%
Arizona Industrial Development Authority Series 2019-2, Class A 3.625%, 05/20/2033	14,535	13,418,624
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	14,264	14,200,305
Series 2021-1, Class A 3.50%, 11/20/2035	9,073	8,383,028
Series 2023-1, Class A 4.375%, 09/20/2036	21,370	20,502,196
City of Fort Wayne IN 10.75%, 12/01/2029(e)(f)	1,243	124
National Finance Authority Series 2022-2, Class X 0.697%, 10/01/2036(o)	24,496	1,142,254
Series 2023-2, Class A 3.875%, 01/20/2038	1,983	1,803,622
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	20,454	19,655,306
Series 2022-1, Class X 0.35%, 09/20/2036(o)	24,415	524,589
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	18,779	17,070,042
Series 2021-1, Class X 0.726%, 12/20/2035(o)	14,370	626,079
Series 2023-1, Class A 3.375%, 04/20/2037	22,427	19,700,804

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-1, Class X 1.492%, 04/20/2037(o)	$69,150	$7,356,630

		124,383,603

Total Commercial Mortgage-Backed Securities (cost $201,451,106)		180,409,531

ASSET-BACKED SECURITIES – 0.1%
Other ABS - Fixed Rate – 0.1%
HTA HRRB Custodial Trust 5.25%, 07/01/2036	346	349,349
HTA TRRB Custodial Trust Series 2022 5.25%, 07/01/2036	678	680,606
5.25%, 07/01/2041	7,065	6,876,972
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-B 5.00%, 11/15/2030(e)(f)(j)(l)(m)	3,273	– 0	–

Total Asset-Backed Securities (cost $11,384,202)		7,906,927

	Shares
PREFERRED STOCKS – 0.0%
Utility – 0.0%
Energy – 0.0%
AES Puerto Rico LP 0.00% (e)(j)(l) (cost $5,885,279)	324,846	945,302

	Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADE – 0.0%
Industrial – 0.0%
Energy – 0.0%
Red River Biorefinery LLC Series 2024 15.00%, 07/31/2024(d)(j)(l)	$375	112,500
Series 23A 15.00%, 07/31/2024(d)(j)(l)	805	241,500

		354,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Cincinnati Sr Care/Dayton/Florida/Nashville/Sebring/Trousdale/Waynesboro HC Series 2023 12.00%, 12/31/2023(d)(l)(j)	$540	$540,000

Total Corporates – Non-Investment Grade (cost $1,720,000)		894,000

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(p)(q)(r) (cost $47,423,786)	47,423,786	47,423,786

Total Investments – 104.1% (cost $13,208,936,767)		12,639,138,853
Other assets less liabilities – (4.1)%		(502,009,885)

Net Assets – 100.0%		$12,137,128,968

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	219,860	01/15/2028	1.230%	CPI#	Maturity	$41,530,228	$	– 0	–	$41,530,228
USD	53,630	01/15/2028	0.735%	CPI#	Maturity	12,049,682		– 0	–	12,049,682
USD	265,880	01/15/2029	CPI#	3.390%	Maturity	(8,670,291)		– 0	–	(8,670,291)
USD	190,780	01/15/2029	CPI#	3.735%	Maturity	(767,495)		– 0	–	(767,495)
USD	79,070	01/15/2029	CPI#	3.331%	Maturity	(2,959,757)		– 0	–	(2,959,757)
USD	67,450	01/15/2030	1.572%	CPI#	Maturity	12,030,658		– 0	–	12,030,658
USD	67,450	01/15/2030	1.587%	CPI#	Maturity	11,939,948		– 0	–	11,939,948
USD	93,000	01/15/2031	2.782%	CPI#	Maturity	7,113,362		– 0	–	7,113,362
USD	85,000	01/15/2031	2.680%	CPI#	Maturity	7,327,625		– 0	–	7,327,625
USD	76,750	01/15/2031	2.989%	CPI#	Maturity	4,339,648		– 0	–	4,339,648
USD	75,410	01/15/2032	CPI#	3.064%	Maturity	(3,348,678)		– 0	–	(3,348,678)
USD	52,000	04/15/2032	CPI#	2.909%	Maturity	(2,970,618)		– 0	–	(2,970,618)

						$77,614,312	$	– 0	–	$77,614,312

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	275,000	01/15/2027	1 Day SOFR	3.947%	Annual	$(6,981,028)	$	– 0	–	$(6,981,028)
USD	794,300	07/31/2029	1 Day SOFR	3.986%	Annual	(19,987,866)		– 0	–	(19,987,866)
USD	418,800	07/31/2029	1 Day SOFR	3.938%	Annual	(10,730,907)		– 0	–	(10,730,907)
USD	372,700	07/31/2029	1 Day SOFR	3.975%	Annual	(9,318,851)		– 0	–	(9,318,851)
USD	290,400	07/31/2029	1 Day SOFR	4.461%	Annual	(65,311)		– 0	–	(65,311)
USD	204,400	07/31/2029	1 Day SOFR	4.032%	Annual	(4,419,685)		– 0	–	(4,419,685)
USD	370,000	07/31/2030	1 Day SOFR	3.691%	Annual	(15,847,932)		– 0	–	(15,847,932)
USD	303,900	07/31/2030	1 Day SOFR	4.016%	Annual	(9,424,404)		– 0	–	(9,424,404)
USD	256,000	07/31/2030	1 Day SOFR	4.271%	Annual	(3,509,956)		– 0	–	(3,509,956)
USD	251,600	07/31/2030	1 Day SOFR	3.897%	Annual	(9,444,697)		– 0	–	(9,444,697)
USD	250,000	07/31/2030	1 Day SOFR	3.595%	Annual	(12,108,932)		– 0	–	(12,108,932)

						$(101,839,569)	$	– 0	–	$(101,839,569)

INTEREST RATE SWAPS (see Note C)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	52,610	10/09/2029	1.125%	SIFMA*	Quarterly	$5,519,731	$	– 0	–	$5,519,731

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $2,520,753,381 or 20.8% of net assets.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.69% of net assets as of April 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ARC70 II TRUST Series 2023 4.84%, 04/01/2065	07/18/2023	$59,844,784	$58,491,472	0.48%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.75%, 07/01/2030	05/16/2022	1,555,637	90,000	0.00%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050	08/12/2020 - 07/20/2022	$35,639,422	$2,037,000	0.02%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2021-A 6.00%, 07/01/2051	07/21/2022	1,324,222	85,500	0.00%
Cincinnati Sr Care/Dayton/Florida/Nashville/Sebring/Trousdale/Waynesboro HC Series 2023 12.00%, 12/31/2023	08/24/2023	540,000	540,000	0.00%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031	05/21/2021	5,195,000	67,535	0.00%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 7.00%, 12/15/2043	05/21/2021	5,390,000	70,070	0.00%
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018 6.00%, 04/01/2038	09/15/2020	1,020,000	526,000	0.00%
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	08/29/2018 - 10/05/2020	6,115,631	2,657,615	0.02%
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041	01/14/2021	19,316,163	14,492,843	0.12%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039	03/28/2019 - 06/09/2022	29,021,756	20,872,499	0.17%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	08/29/2018	5,005,829	1,325,520	0.01%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi LLC) Series 2022 8.00%, 12/01/2029	12/13/2022	$14,316,405	$14,213,611	0.12%
Nassau County Industrial Development Agency (Amsterdam House Continuing Care Retirement Community, Inc.) Series 2021 9.00%, 01/01/2041	09/03/2021	270,000	270,000	0.00%
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development) Series 2023 8.50%, 09/01/2027	02/03/2023	22,875,000	22,844,409	0.19%
Pueblo Urban Renewal Authority Series 2021 4.75%, 12/01/2045	03/24/2021 - 03/30/2021	8,187,166	5,335,287	0.04%
Red River Biorefinery LLC Series 2024 15.00%, 07/31/2024	01/25/2024	375,000	112,500	0.00%
Red River Biorefinery LLC Series 23A 15.00%, 07/31/2024	05/31/2023	805,000	241,500	0.00%
Scranton-Lackawanna Health and Welfare Authority (Scranton Parking System Concession Project) Series 2016-D Zero Coupon, 01/01/2057	08/24/2016	7,185,897	3,229,681	0.03%
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.00%, 06/01/2031	10/04/2022 - 04/17/2023	2,079,453	1,934,485	0.02%
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040	06/16/2021 - 07/20/2022	5,930,103	3,899,865	0.03%
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.50%, 06/01/2051	06/16/2021 - 10/20/2022	7,844,598	5,264,713	0.04%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041	08/03/2021	$57,000,000	$48,715,985		0.40%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 04/30/2023	11/10/2022	21,900,000	– 0	–	0.00%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2023 15.00%, 04/30/2023	03/16/2023	4,895,000	– 0	–	0.00%

(e)	Non-income producing security.

(f)	Defaulted.

(g)	When-Issued or delayed delivery security.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(i)	Inverse floater security.

(j)	Fair valued by the Adviser.

(k)	Defaulted matured security.

(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-A 5.25%, 11/15/2045	01/30/2020 - 01/31/2020	$2,970,233	$	– 0	–	0.00%
Tarrant County Cultural Education Facilities Finance Corp. Series 2015-B 5.00%, 11/15/2030	05/22/2015	3,335,990		– 0	–	0.00%
Tarrant County Cultural Education Facilities Finance Corp. Series 2017 5.25%, 11/15/2047	01/30/2020	935,508		– 0	–	0.00%
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	09/17/2014 - 01/26/2023	6,441,117		4,215,286		0.03%

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PORTFOLIO OF INVESTMENTS (continued)

(n)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(o)	IO – Interest Only.

(p)	Affiliated investments.

(q)	The rate shown represents the 7-day yield as of period end.

(r)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.8% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CHF – Collegiate Housing Foundation

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

NATL – National Interstate Corporation

SD – School District

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $13,161,512,981)	$12,591,715,067
Affiliated issuers (cost $47,423,786)	47,423,786
Cash	226,625
Cash collateral due from broker	106,540,075
Interest receivable	180,824,899
Receivable for shares of beneficial interest sold	13,622,191
Receivable for investment securities sold	12,687,911
Unrealized appreciation on interest rate swaps	5,519,731
Affiliated dividends receivable	861,310
Receivable due from Adviser	24,784

Total assets	12,959,446,379

Liabilities
Payable for floating rate notes issued*	504,210,000
Payable for investment securities purchased	249,058,881
Dividends payable	42,125,386
Payable for variation margin on centrally cleared swaps	13,093,644
Payable for shares of beneficial interest redeemed	6,778,849
Cash collateral due to broker	5,470,000
Accrued expenses and other liabilities	1,580,651

Total liabilities	822,317,411

Net Assets	$12,137,128,968

Composition of Net Assets
Shares of beneficial interest, at par	$11,152
Additional paid-in capital	12,769,717,403
Accumulated loss	(632,599,587)

Net Assets	$12,137,128,968

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 1,115,226,518 common shares outstanding)	$10.88

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended April 30, 2024

Investment Income
Interest	$496,908,545
Dividends—Affiliated issuers	13,975,164
Other income(a)	1,036,433	$511,920,142

Expenses
Interest and investment expense	23,225,886

Total expenses		23,225,886

Net investment income		488,694,256

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(135,322,915)
Swaps		107,682,331
Net change in unrealized appreciation (depreciation) of:
Investments		80,132,020
Swaps		(226,814,889)

Net loss on investment transactions		(174,323,453)

Net Increase in Net Assets from Operations		$314,370,803

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2024	Year Ended April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$488,694,256	$333,795,051
Net realized gain (loss) on investment transactions	(27,640,584)	42,480,192
Net change in unrealized appreciation (depreciation) of investments	(146,682,869)	(243,216,728)

Net increase in net assets from operations	314,370,803	133,058,515
Distribution to Shareholders	(462,980,749)	(348,426,574)
Transactions in Shares of Beneficial Interest
Net increase	2,916,953,165	2,278,465,743

Total increase	2,768,343,219	2,063,097,684
Net Assets
Beginning of period	9,368,785,749	7,305,688,065

End of period	$12,137,128,968	$9,368,785,749

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2024

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “ Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

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NOTES TO FINANCIAL STATEMENTS (continued)

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and

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NOTES TO FINANCIAL STATEMENTS (continued)

discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$12,171,017,569		$4,446,738	(a)	$12,175,464,307
Short-Term Municipal Notes		– 0	–	226,095,000		– 0	–	226,095,000
Commercial Mortgage-Backed Securities		– 0	–	180,409,531		– 0	–	180,409,531
Asset-Backed Securities		– 0	–	7,906,927		0	(a)	7,906,927
Preferred Stocks		– 0	–	– 0	–	945,302		945,302
Corporates – Non-Investment Grade		– 0	–	– 0	–	894,000		894,000
Short-Term Investments		47,423,786		– 0	–	– 0	–	47,423,786

Total Investments in Securities		47,432,786		12,585,429,027		6,286,040	(a)	12,639,138,853

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NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps	$–0	–	$96,331,151	$–0	–	$96,331,151	(c)
Interest Rate Swaps	– 0	–	5,519,731	– 0	–	5,519,731
Liabilities:
Centrally Cleared Inflation (CPI) Swaps	– 0	–	(18,716,839)	– 0	–	(18,716,839	)(c)
Centrally Cleared Interest Rate Swaps	– 0	–	(101,839,569)	– 0	–	(101,839,569	)(c)

Total	$47,423,786		$12,566,723,501	$6,286,040	(a)	$12,620,433,327

The Fund holds liabilities for floating rate note obligations which are not reflected in the table above. The fair value of the Fund’s liabilities for floating rate note obligations approximates their liquidation values. Floating rate note obligations are generally classified as level 2.

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2024, such reimbursement amounted to $388,106.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2024 is as follows:

Fund	Market Value 4/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$103,767	$2,738,273	$2,794,616	$47,424	$13,975

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NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,473,418,271		$1,748,929,763
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$12,734,143,594

Gross unrealized appreciation	$278,123,911
Gross unrealized depreciation	(883,271,797)

Net unrealized depreciation	$(605,147,886)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial

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NOTES TO FINANCIAL STATEMENTS (continued)

and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2024, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2024, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically

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may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$96,331,151	*	Payable for variation margin on centrally cleared swaps	$120,556,408	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	5,519,731

Total		$101,850,882			$120,556,408

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$107,682,331	$(226,814,889)

Total		$107,682,331	$(226,814,889)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2024:

Interest Rate Swaps:
Average notional amount	$52,610,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,361,592,308
Centrally Cleared Inflation Swaps:
Average notional amount	$2,310,630,769

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$5,519,731	$	– 0	–	$(5,470,000)	$	– 0	–	$49,731

Total	$5,519,731	$	– 0	–	$(5,470,000)	$	– 0	–	$49,731	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2024	Year Ended April 30, 2023

Shares sold	506,082,273	437,451,700	$5,480,423,265	$4,809,672,752

Shares redeemed	(239,169,160)	(232,395,948)	(2,563,470,100)	(2,531,207,009)

Net increase	266,913,113	205,055,752	$2,916,953,165	$2,278,465,743

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NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

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Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline

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as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

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Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended April 30, 2024.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2024 and April 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$31,837,803	$26,840,993

Total taxable distributions	31,837,803	26,840,993
Tax-exempt income	431,142,946	321,585,581

Total distributions paid	$462,980,749	$348,426,574

As of April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$46,904,575
Accumulated capital and other losses	(48,972,896	)(a)
Unrealized appreciation (depreciation)	(587,885,949	)(b)

Total accumulated earnings (deficit)	$(589,954,270	)(c)

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)	As of April 30, 2024, the Fund had a net capital loss carryforward of $48,972,896.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of bond restructuring.

(c)	The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2024, the Fund had a net short-term capital loss carryforward of $24,027,436 and a net long-term capital loss carryforward of $24,945,460, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At April 30, 2024, the amount of the Fund’s Floating Rate Notes outstanding was $504,210,000 and the related interest rate was 3.80% to 5.50%. For the year ended April 30, 2024, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $546,341,708 and 4.12%, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,
	2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 11.04	$ 11.36	$ 12.70	$ 10.80	$ 11.70

Income From Investment Operations

Net investment income(a)	.50	.45	.43	.44	.44

Net realized and unrealized gain (loss) on investment transactions	(.18)	(.30)	(1.35)	1.91	(.90)

Net increase (decrease) in net asset value from operations	.32	.15	(.92)	2.35	(.46)

Less: Dividends

Dividends from net investment income	(.48)	(.47)	(.42)	(.45)	(.44)

Net asset value, end of period	$ 10.88	$ 11.04	$ 11.36	$ 12.70	$ 10.80

Total Return

Total investment return based on net asset value(b)	2.99%+	1.44%+	(7.52)%	22.01%	(4.23)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,137,129	$9,368,786	$7,305,688	$6,349,716	$4,685,911

Ratio to average net assets of:

Expenses(c)	.22%	.21%	.07%	.07%	.01%

Net investment income	4.65%	4.10%	3.38%	3.62%	3.67%

Portfolio turnover rate	17%	18%	6%	10%	12%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The expense ratios, excluding interest expense are .00%, .00%, .00%, .00% and .00%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of AB Municipal Income Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Income Shares (the “Fund”) (one of the portfolios constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Corporate Shares) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 28, 2024

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BOARD OF TRUSTEES

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Daryl Clements(2), Vice President Matthew J. Norton(2), Vice President Andrew Potter(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Clements, Norton and Potter are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Trustee effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Trust.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees and Advisory Board member. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 48 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,+ 72 (2010)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,+ 73 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	81	Moody’s Corporation since April 2011

Michael J. Downey,+ ^ 80 (2010)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,+ ^ 76 (2010)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE

Jeanette W. Loeb,+ 72 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,+ 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) where she also serves as Advisory Board Chair (since June 2023). Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.+ ^ 82 (2010)	Private Investor since prior to 2019. He is a former (2007-2020) director of Xilinx Inc. (programmable logic semi-conductors and adaptable, intelligent computing) and, former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 1999-2000, and 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships and as a director of a number of public and private companies. He also has extensive non-profit board leadership experience, including as a former Chair of the Corporation for Public Broadcasting and the Smithsonian’s National Museum of Natural history, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	76	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
ADVISORY BOARD MEMBER

Emilie D. Wrapp,## 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	81	None

*

The address for each of the Trust’s disinterested Trustees and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trust’s Trustees and Advisory Board members.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#

Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. Mr. Erzan is expected to resign as a Trustee effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Trust.

##	Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her fomer role with the Adviser.

+	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective December 31, 2024.

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MANAGEMENT OF THE FUND (continued)

Officers

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Daryl Clements 56	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2019.

Matthew J. Norton 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter 39	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2019.

Nancy E. Hay 52	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 50	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Income Shares (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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AB MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIS-0151-0424

APR  04.30.24

ANNUAL REPORT

AB IMPACT MUNICIPAL INCOME SHARES

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AB Impact Municipal Income Shares (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

June 27, 2024

This report provides management’s discussion of fund performance for AB Impact Municipal Income Shares for the annual reporting period ended April 30, 2024. Please note, shares of this Fund are available only to separately managed accounts or participants in “wrap fee” programs or other investment programs approved by the Adviser.

The investment objective of the Fund is to earn the highest level of current income, exempt from federal taxation, that is available consistent with what the Adviser considers to be an appropriate level of risk.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB IMPACT MUNICIPAL INCOME SHARES	10.88%	3.70%

Bloomberg Municipal Bond Index	7.06%	2.08%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended April 30, 2024.

For the 12-month period, the Fund outperformed the benchmark. Overall, security selection within miscellaneous revenue and nonprofit health care added to performance, relative to the benchmark. Other contributors to performance included underweights to the local general obligation and water & sewer sectors. Duration and yield-curve positioning detracted from performance.

For the six-month period, the Fund outperformed the benchmark. The Fund’s duration and yield-curve positioning was contributed to performance. An overweight to the health care and miscellaneous revenue sectors also contributed. Security selection within public primary/secondary education and an underweight to local general obligation was among the largest detractors.

The Fund used derivatives for hedging purposes in the form of interest rate swaps and Consumer Price Index swaps, which had no material impact on absolute performance for either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended April 30, 2024, the yield on a 10-Year AAA municipal bond rose to 2.81% from 2.36% and the yield on the 10-Year US Treasury rose to 4.68% from 3.60%. After-tax spreads compressed over 12-month period indicating municipal outperformance over Treasuries, which was largely driven by a favorable technical environment. Credit spreads narrowed over the course of the 12-month period due positive municipal mutual fund flows, after a long period of outflows.

The underlying goals of the Fund are to make environmentally, socially and financially productive investments in historically marginalized and underserved communities to reduce gaps that exist in such areas as academic achievement, economic development or the provision of health care. Essentially, the Fund’s Senior Investment Management Team is looking to create a better tomorrow. Inherent in these goals is to make investments toward improving the quality of life for all by enhancing and promoting civic engagement, an informed citizenry, culture, and the physical and natural sciences.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 12.32% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in high-yielding municipal securities of any credit quality that (i) score highly on the Adviser’s environmental, social and corporate governance (“ESG”) criteria and (ii) are deemed by the Adviser to have an environmental or social impact in underserved or low socio-economic communities. As a matter of fundamental policy, the Fund invests, under normal circumstances, at least 80% of its net assets in municipal securities

(continued on next page)

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that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers.

The Adviser evaluates each security in which the Fund invests using both a traditional municipal bond credit analysis and a consideration of the security’s overall ESG score under the Adviser’s ESG evaluation criteria. Under this ESG evaluation, to arrive at an overall ESG score, each security is scored on environmental, social and governance factors, and the scores are weighted based on the Adviser’s assessment of the relevance of each factor within a given sector (e.g., education, health care, renewable energy and mass transit). For example, social factors are weighted more heavily in the overall ESG score for a security of an issuer in the education sector than they are for a security of an issuer in the mass transit sector, where environmental factors predominate. The Adviser regularly reviews the overall ESG scores assigned to securities under consideration for purposes of determining the securities in which to invest for the Fund.

The Adviser’s ESG evaluation is conducted on an industry sector basis and includes the use of key performance indicators that vary in materiality by sector. The Adviser’s environmental evaluation covers issues such as clean and renewable energy, climate change and water conservation. The Adviser’s social evaluation covers issues such as economic impact, high quality safety-net health care and overall community health needs, and the reduction of achievement gaps between wealthy and poor school districts. The Adviser’s governance evaluation covers issues such as stewardship of debt and capital, board governance and transparency.

The Adviser also assesses a security’s risk and return characteristics as well as a security’s impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality, maturity, sensitivity to interest rates and the expected after-tax returns of the security under consideration and of the Fund’s other holdings.

The Fund may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The Fund may invest in fixed-income securities with any maturity or duration. The Fund will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Fund may experience greater volatility and a higher risk of loss of principal than other municipal funds.

(continued on next page)

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The Fund may also invest in tender option bond transactions (“TOBs”); forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may make short sales of securities or maintain a short position, and may use other investment techniques. The Fund may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a fund. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate

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DISCLOSURES AND RISKS (continued)

sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty

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DISCLOSURES AND RISKS (continued)

risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 227 4618. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus and/or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

9/12/20171 TO 4/30/2024

This chart illustrates the total value of an assumed $10,000 investment in AB Impact Municipal Income Shares (from 9/12/20171 to 4/30/2024) as compared with the performance of its benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 9/12/2017.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

NAV Returns

1 Year	3.70%

5 Years	1.85%

Since Inception[1]	2.44%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

NAV Returns

1 Year	5.87%

5 Years	2.39%

Since Inception[1]	2.78%

The prospectus fee table shows the fees and the total annual operating expenses of the Fund as 0.00% because the Adviser does not charge any fees or expenses and reimburses Fund operating expenses except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowings or certain leveraged transactions. Participants in a wrap fee program or other investment program eligible to invest in the Fund pay fees to the program sponsor and should review the program brochure or other literature provided by the sponsor for a discussion of fees and expenses charged.

1	Inception date: 9/12/2017.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur various ongoing non-operating and extraordinary costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*			Annualized Expense Ratio*
Actual	$1,000	$1,108.80	$	– 0	–	0.00%
Hypothetical**	$1,000	$1,024.86	$	– 0	–	0.00%

*

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $571.4

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

April 30, 2024

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.1%
Long-Term Municipal Bonds – 97.1%
Alabama – 1.6%
Alabama Community College System ACCS Enhancements Fee Revenue AGM Series 2021 4.00%, 09/01/2046	$3,900	$3,741,928
4.00%, 09/01/2051	5,500	5,135,985

		8,877,913

Arizona – 4.3%
Arizona Industrial Development Authority Series 2021-A 4.00%, 07/01/2051	3,195	2,619,265
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-A 4.00%, 07/01/2061	3,980	3,120,632
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2020 4.00%, 02/01/2050	4,500	4,149,638
5.00%, 02/01/2035	2,495	2,723,767
Series 2021 4.00%, 02/01/2038	1,400	1,397,368
Industrial Development Authority of the County of Pima (The) (TMC HealthCare Obligated Group) Series 2021 4.00%, 04/01/2046	3,500	3,223,367
Maricopa County Industrial Development Authority (Arizona Autism Charter Schools Obligated Group) Series 2020 5.00%, 07/01/2040(a)	500	484,285
5.00%, 07/01/2050(a)	1,175	1,072,630
5.00%, 07/01/2054(a)	640	573,215
Series 2021 4.00%, 07/01/2051(a)	1,625	1,232,656
4.00%, 07/01/2061(a)	5,210	3,767,284

		24,364,107

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California – 13.9%
California Educational Facilities Authority (Nashville & Davidson County TN South Nashville Central Business Improvement District) Series 2018-A 5.00%, 10/01/2036	$405	$427,496
5.00%, 10/01/2046	2,750	2,821,204
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2047	3,750	3,798,685
California Health Facilities Financing Authority (On Lok Senior Health Services Obligated Group) Series 2020 5.00%, 08/01/2050	1,000	1,019,729
5.00%, 08/01/2055	1,200	1,217,103
California Health Facilities Financing Authority (State of California Personal Income Tax Revenue) Series 2022 4.19%, 06/01/2037	3,390	3,024,318
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2024 3.25%, 08/01/2029	5,000	4,961,450
California Infrastructure & Economic Development Bank (California Science Center Foundation) Series 2021 4.00%, 05/01/2046	5,000	4,809,942
4.00%, 05/01/2051	5,000	4,613,486
4.00%, 05/01/2055	5,000	4,542,777
California Municipal Finance Authority (Community Health Centers of The Central Coast, Inc.) Series 2021-A 5.00%, 12/01/2036(a)	525	530,206
5.00%, 12/01/2046(a)	5,985	5,631,376
5.00%, 12/01/2054(a)	1,990	1,783,751
California Municipal Finance Authority (Healthright 360) Series 2019-A 5.00%, 11/01/2039(a)	1,775	1,697,448
5.00%, 11/01/2049(a)	6,075	5,371,813

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Municipal Finance Authority (La Maestra Family Clinic, Inc.) Series 2021 4.00%, 09/01/2046	$2,960	$2,945,056
4.00%, 09/01/2051	2,745	2,651,794
California Municipal Finance Authority (Valley Health Team, Inc.) Series 2021 4.00%, 07/01/2037	1,200	1,224,557
4.00%, 07/01/2046	2,090	2,078,782
4.00%, 07/01/2051	1,945	1,880,197
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2037(a)	600	598,079
5.00%, 06/01/2054(a)	250	229,034
California School Finance Authority (Downtown College Prep Obligated Group) Series 2016 4.75%, 06/01/2036(a)	1,365	1,342,352
5.00%, 06/01/2051(a)	2,500	2,311,549
California School Finance Authority (Ednovate Obligated Group) Series 2018 5.00%, 06/01/2037(a)	1,000	974,367
5.00%, 06/01/2048(a)	1,085	983,443
5.00%, 06/01/2056(a)	1,000	885,320
California School Finance Authority (Equitas Academy Obligated Group) Series 2018-A 5.00%, 06/01/2048(a)	3,750	3,463,429
California School Finance Authority (Girls Athletic Leadership Schools Los Angeles) Series 2021 4.00%, 06/01/2041(a)	955	771,894
4.00%, 06/01/2051(a)	1,000	730,639
California School Finance Authority (Green DOT Public Schools Obligated Group) Series 2018 5.00%, 08/01/2038(a)	3,000	3,034,059
Series 2022 5.375%, 08/01/2042(a)	1,500	1,537,316
City of Oakland CA Series 2023-A 5.50%, 07/15/2053	2,500	2,806,154

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023-D 5.50%, 07/15/2053	$2,500	$2,806,155

		79,504,960

Colorado – 0.4%
Denver Health & Hospital Authority Series 2019-A 4.00%, 12/01/2038	1,020	922,321
4.00%, 12/01/2039	1,000	888,604
4.00%, 12/01/2040	750	658,439

		2,469,364

Connecticut – 1.1%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2025	525	534,920
Series 2021-A 4.00%, 08/01/2037	775	780,746
4.00%, 08/01/2039	1,000	993,035
4.00%, 08/01/2040	325	319,861
BAM Series 2018-C 5.00%, 07/15/2036	1,000	1,059,004
5.00%, 07/15/2038	620	650,657
BAM Series 2019-A 5.00%, 02/01/2035	1,500	1,609,570

		5,947,793

District of Columbia – 4.6%
District of Columbia (Gallaudet University) Series 2021 5.00%, 04/01/2046	1,715	1,775,216
5.00%, 04/01/2051	2,635	2,701,298
District of Columbia (KIPP DC Obligated Group) Series 2017-A 5.00%, 07/01/2042	1,785	1,811,000
Series 2017-B 5.00%, 07/01/2037	625	641,006
5.00%, 07/01/2042	2,000	2,029,132
District of Columbia (KIPP DC Public Charter Schools) Series 2019 4.00%, 07/01/2039	4,275	4,037,952
District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 08/31/2027	620	639,417
5.50%, 02/28/2035	4,025	4,589,223

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.50%, 02/29/2036	$1,625	$1,855,791
5.50%, 08/31/2036	1,800	2,050,396
5.50%, 02/28/2037	3,100	3,524,241
District of Columbia Water & Sewer Authority Series 2016-A 5.00%, 10/01/2035	820	839,237

		26,493,909

Florida – 1.2%
Florida Development Finance Corp. (United Cerebral Palsy of Central Florida, Inc.) Series 2020 5.00%, 06/01/2040	825	760,513
5.00%, 06/01/2050	3,735	3,223,383
Miami-Dade County Housing Finance Authority (Wynwood Works LLC) Series 2023-A 5.70%, 06/01/2052(a)	2,000	2,022,431
Series 2023-B 5.78%, 06/01/2027(a)	1,000	1,002,742

		7,009,069

Illinois – 7.7%
Chicago Housing Authority Series 2018-A 5.00%, 01/01/2035	3,545	3,705,140
Chicago Transit Authority (Chicago Transit Authority Sales Tax) Series 2017 5.00%, 12/01/2051	5,085	5,102,572
Chicago Transit Authority Sales Tax Receipts Fund Series 2014 5.25%, 12/01/2049	5,000	5,012,544
Series 2020-A 5.00%, 12/01/2045	7,315	7,493,038
Series 2022-A 4.00%, 12/01/2049	4,190	3,795,174
5.00%, 12/01/2057	3,770	3,845,511
Cook County Community College District No. 508 BAM Series 2017 5.00%, 12/01/2047	620	629,635
Illinois Finance Authority (Lawndale Educational & Regional Network Charter School Obligated Group) Series 2021 4.00%, 11/01/2041	1,850	1,624,436

18 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 11/01/2051	$2,930	$2,352,125
4.00%, 11/01/2056	3,850	3,007,809
Illinois Finance Authority (University of Illinois) Series 2020 4.00%, 10/01/2040	615	560,879
4.00%, 10/01/2050	6,505	5,454,998
4.00%, 10/01/2055	2,000	1,627,106

		44,210,967

Indiana – 0.5%
Muncie Sanitary District AGM Series 2021-A 5.00%, 01/01/2029	685	727,811
5.00%, 07/01/2029	600	642,028
5.00%, 01/01/2030	1,000	1,075,727
5.00%, 07/01/2030	420	454,682

		2,900,248

Louisiana – 0.5%
Tangipahoa Parish Hospital Service District No. 1 Series 2021 4.00%, 02/01/2041	1,500	1,366,377
4.00%, 02/01/2042	1,500	1,352,329

		2,718,706

Maryland – 3.5%
Maryland Economic Development Corp. (Bowie State University) Series 2020 4.00%, 07/01/2050	1,200	1,014,805
Maryland Economic Development Corp. (Maryland Econ Dev Corp.-Morgan View & Thurgood Marshall Student Hsg) Series 2020 5.00%, 07/01/2050	2,500	2,500,964
Series 2022 5.00%, 07/01/2033	1,895	2,022,676
5.00%, 07/01/2034	1,840	1,957,530
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2052	8,000	8,206,227
5.25%, 06/30/2055	4,000	4,092,310

		19,794,512

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 3.2%
Massachusetts Development Finance Agency (Boston Medical Center Corp. Obligated Group) Series 2015-D 5.00%, 07/01/2044	$7,415	$7,273,722
Series 2016-E 5.00%, 07/01/2037	765	775,112
Series 2017-F 5.00%, 07/01/2030	1,475	1,543,260
Series 2023 5.25%, 07/01/2048	2,720	2,879,453
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2019-A 5.00%, 07/01/2036	1,765	1,779,257
5.00%, 07/01/2039	2,250	2,223,875
AGM Series 2020-C 4.00%, 10/01/2045	1,090	1,035,065
Massachusetts Development Finance Agency (WGBH Educational Foundation) Series 2017-A 4.00%, 01/01/2032	825	837,870

		18,347,614

Michigan – 10.2%
Center Line Public Schools Series 2018 5.00%, 05/01/2038	895	940,861
City of Detroit MI Series 2018 5.00%, 04/01/2026	585	594,043
5.00%, 04/01/2027	500	512,251
5.00%, 04/01/2032	770	793,115
5.00%, 04/01/2034	1,255	1,292,031
5.00%, 04/01/2035	1,500	1,542,852
5.00%, 04/01/2036	1,200	1,230,437
5.00%, 04/01/2037	1,100	1,122,433
Series 2021-A 4.00%, 04/01/2040	1,050	960,472
5.00%, 04/01/2033	1,125	1,187,566
5.00%, 04/01/2036	1,800	1,886,881
5.00%, 04/01/2039	1,175	1,207,542
5.00%, 04/01/2050	3,650	3,643,859
Series 2023-A 5.25%, 05/01/2028	300	314,084
5.25%, 05/01/2030	700	747,830

20 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.25%, 05/01/2031	$600	$645,960
5.25%, 05/01/2032	600	650,457
5.25%, 05/01/2033	800	871,834
6.00%, 05/01/2039	2,500	2,818,650
Detroit City School District Series 2020-A 5.00%, 05/01/2036	1,145	1,236,084
5.00%, 05/01/2037	1,150	1,229,204
5.00%, 05/01/2039	1,645	1,737,372
5.00%, 05/01/2040	1,000	1,051,230
Downriver Utility Wastewater Authority AGM Series 2018 5.00%, 04/01/2043	1,515	1,554,593
Ferris State University Series 2019-A 5.00%, 10/01/2024	2,000	2,008,630
5.00%, 10/01/2025	2,000	2,036,474
5.00%, 10/01/2026	2,185	2,252,254
Flint Hospital Building Authority (Hurley Medical Center) Series 2020 4.00%, 07/01/2035	1,000	923,213
4.00%, 07/01/2038	1,575	1,380,515
4.00%, 07/01/2041	3,500	2,935,669
5.00%, 07/01/2031	2,405	2,425,295
Flint Public Library AGM Series 2020 3.00%, 05/01/2029	1,085	1,040,596
3.00%, 05/01/2030	1,175	1,124,368
Grand Rapids Public Schools AGM Series 2019 5.00%, 11/01/2040	1,800	1,888,331
Great Lakes Water Authority Water Supply System Revenue Series 2016-B 5.00%, 07/01/2046	1,225	1,242,574
Series 2020-B 5.00%, 07/01/2045	1,350	1,414,448
5.00%, 07/01/2049	1,300	1,364,028
Series 2022-A 5.00%, 07/01/2037	1,000	1,120,820
5.00%, 07/01/2038	1,215	1,347,668
5.25%, 07/01/2039	1,925	2,165,767
5.25%, 07/01/2040	735	818,364

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) NATL Series 2014 5.00%, 07/01/2036	$1,000	$1,000,963

		58,261,618

Minnesota – 0.5%
City of Minneapolis MN (Hennepin Schools) Series 2021-A 4.00%, 07/01/2056	3,000	1,999,157
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Metro Deaf School) Series 2018-A 5.00%, 06/15/2048(a)	1,000	927,251

		2,926,408

Missouri – 0.0%
St. Louis Community College District Series 2017 4.00%, 04/01/2035	200	203,034

New Jersey – 4.7%
Essex County Improvement Authority (North Star Academy Charter School of Newark, Inc.) Series 2020 4.00%, 07/15/2040(a)	3,200	2,924,182
4.00%, 07/15/2050(a)	3,260	2,739,861
New Jersey Economic Development Authority (Foundation Academy Charter School A NJ Nonprofit Corp.) Series 2018-A 5.00%, 07/01/2050	1,000	933,444
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2023 5.185%, 03/01/2030	1,500	1,484,457
5.198%, 03/01/2031	1,500	1,479,394
New Jersey Economic Development Authority (New Jersey Transit Corp. State Lease) Series 2020 5.00%, 11/01/2044	10,925	11,323,095

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	$1,175	$1,172,698
New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2015 5.00%, 03/01/2025	3,205	3,235,283
New Jersey Economic Development Authority (State of New Jersey Division of Property Management & Construction Lease) Series 2018-C 5.00%, 06/15/2027	645	673,985
5.00%, 06/15/2042	1,000	1,022,455

		26,988,854

New York – 16.2%
Buffalo Sewer Authority Series 2021 1.75%, 06/15/2049(b)	2,380	1,676,290
Build NYC Resource Corp. (Academic Leadership Charter School) Series 2021 4.00%, 06/15/2031	200	187,614
4.00%, 06/15/2036	385	350,183
Build NYC Resource Corp. (Children’s Aid Society (The)) Series 2019 4.00%, 07/01/2044	1,890	1,772,781
4.00%, 07/01/2049	600	544,955
Build NYC Resource Corp. (Classical Charter School, Inc.) Series 2023 4.75%, 06/15/2058	760	695,168
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School Obligated Group) Series 2022 5.75%, 06/01/2052(a)	1,250	1,271,683
5.75%, 06/01/2062(a)	7,000	7,085,296
Build NYC Resource Corp. (Global Community Charter School) Series 2022 4.00%, 06/15/2032	900	881,389
5.00%, 06/15/2042	2,800	2,799,495
5.00%, 06/15/2052	1,520	1,459,986
5.00%, 06/15/2057	1,300	1,235,389

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Inwood Academy for Leadership Charter School) Series 2018-A 5.50%, 05/01/2048(a)	$500	$500,701
Build NYC Resource Corp. (KIPP NYC Public Charter Schools) Series 2023 5.25%, 07/01/2057	1,625	1,649,400
5.25%, 07/01/2062	2,000	2,026,021
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School) Series 2017 5.00%, 06/01/2052(a)	3,260	3,068,718
Series 2017-A 5.00%, 06/01/2047(a)	1,725	1,662,369
Metropolitan Transportation Authority Series 2014-D 5.00%, 11/15/2039	4,000	4,024,051
Series 2017-C 5.00%, 11/15/2029	1,165	1,233,496
5.00%, 11/15/2033	1,000	1,056,747
Series 2018-B 5.00%, 11/15/2026	2,160	2,244,419
Series 2020-C 4.75%, 11/15/2045	4,015	4,084,941
5.25%, 11/15/2055	12,320	12,797,463
Series 2020-D 4.00%, 11/15/2050	5,000	4,510,819
Series 2020-E 5.00%, 11/15/2030	5,000	5,538,728
5.00%, 11/15/2032	4,500	4,945,324
Series 2021-A 4.00%, 11/15/2041	7,500	7,282,076
BAM Series 2024-A 4.00%, 11/15/2048	4,500	4,179,291
Monroe County Industrial Development Corp./NY (True North Rochester Prep Charter School) Series 2020 5.00%, 06/01/2040(a)	1,895	1,899,825
New York City Health and Hospitals Corp. (New York City Health and Hospital Corp. Lease) Series 2021-A 4.00%, 02/15/2045	1,110	1,066,221

24 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Power Authority (New York Power Authority SFP Transmission Project) AGM Series 2023 5.00%, 11/15/2053	$4,000	$4,287,162
New York State Dormitory Authority (Montefiore Obligated Group) Series 2018 5.00%, 08/01/2032	375	384,097
5.00%, 08/01/2034	750	767,645
AGM Series 2020 3.00%, 09/01/2050	2,000	1,400,215
New York Transportation Development Corp. (Elevated Accessibility Enhancements Holding Co., LLC) Series 2023 6.971%, 06/30/2051	2,000	1,897,385

		92,467,343

North Carolina – 0.8%
North Carolina Central University Series 2019 4.00%, 04/01/2049	2,270	2,020,171
5.00%, 04/01/2044	2,500	2,549,117

		4,569,288

Ohio – 2.6%
American Municipal Power, Inc. (American Municipal Power Solar Electricity Prepayment Revenue) Series 2019 5.00%, 02/15/2044	2,150	2,226,321
Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Natural History (The)) Series 2021 4.00%, 07/01/2051	1,370	1,223,473
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	4,365	4,374,132
5.25%, 02/15/2047	1,500	1,503,041
County of Darke OH (Wayne Hospital Co. Obligated Group) Series 2019-A 5.00%, 09/01/2049	2,690	2,353,742

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group) Series 2022 5.25%, 01/01/2041	$2,000	$2,043,990
5.25%, 01/01/2052	1,000	990,916

		14,715,615

Oklahoma – 1.9%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.00%, 08/15/2033	2,100	2,160,624
5.50%, 08/15/2057	3,365	3,422,929
Series 2022-A 5.50%, 08/15/2041	5,000	5,045,509

		10,629,062

Pennsylvania – 8.5%
City of Philadelphia PA Water & Wastewater Revenue Series 2018-A 5.00%, 10/01/2048	3,050	3,167,973
Series 2019-B 5.00%, 11/01/2049	3,095	3,225,170
Series 2020-A 5.00%, 11/01/2045	5,000	5,316,593
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 06/01/2037	2,585	2,428,698
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2032	885	898,492
5.00%, 07/01/2034	2,130	2,159,509
AGM Series 2022 4.00%, 07/01/2040	4,475	4,370,062
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2036	1,620	1,715,046
5.00%, 05/01/2037	1,390	1,465,100
5.00%, 05/01/2038	1,000	1,047,826
AGM Series 2017 5.00%, 12/01/2035	200	212,264

26 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Russell Byers Charter School) Series 2020 5.00%, 05/01/2040	$2,100	$2,019,638
Philadelphia Energy Authority (The) (City of Philadelphia PA Lease) Series 2023 5.00%, 11/01/2036	1,500	1,673,037
5.00%, 11/01/2039	1,850	2,009,458
5.00%, 11/01/2040	700	755,755
5.00%, 11/01/2041	1,265	1,361,475
5.00%, 11/01/2042	1,050	1,124,352
5.00%, 11/01/2043	750	800,356
Pittsburgh Water & Sewer Authority AGM Series 2019-A 5.00%, 09/01/2044	2,000	2,094,917
AGM Series 2020-B 4.00%, 09/01/2045	2,250	2,152,928
4.00%, 09/01/2050	2,500	2,367,841
AGM Series 2023-A 4.25%, 09/01/2053	2,500	2,418,745
School District of the City of Erie (The) AGM Series 2019-A 5.00%, 04/01/2031	930	990,037
AGM Series 2019-C 5.00%, 04/01/2028	1,850	1,944,390
5.00%, 04/01/2029	1,000	1,065,828

		48,785,490

Rhode Island – 2.7%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2030	2,890	3,092,721
5.00%, 09/15/2031	5,110	5,462,432
Rhode Island Health and Educational Building Corp. (City of Providence RI) BAM Series 2021-D 4.00%, 05/15/2038	2,930	2,979,377
4.00%, 05/15/2040	1,375	1,380,626
4.00%, 05/15/2041	2,485	2,475,511

		15,390,667

Texas – 0.4%
City of Mission TX BAM Series 2021 5.00%, 02/15/2028	1,000	1,051,774

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 02/15/2029	$1,000	$1,063,410
El Paso County Hospital District Series 2017 5.00%, 08/15/2037	370	374,437

		2,489,621

Washington – 0.6%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	3,600	3,624,598

West Virginia – 1.3%
Morgantown Utility Board, Inc. Series 2018-B 5.00%, 12/01/2043	2,555	2,645,168
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2016-A 4.00%, 06/01/2031	2,800	2,804,941
Series 2017-A 5.00%, 06/01/2047	1,775	1,804,437

		7,254,546

Wisconsin – 4.2%
City of Milwaukee WI Sewerage System Revenue Series 2021-S 5.00%, 06/01/2030	1,000	1,082,054
5.00%, 06/01/2031	1,000	1,094,191
Wisconsin Health & Educational Facilities Authority (Hmong American Peace Academy Ltd.) Series 2020 5.00%, 03/15/2050	3,520	3,385,739
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	4,430	3,929,045
Wisconsin Public Finance Authority (Crossroads Health Project) Series 2023 8.125%, 07/01/2058(a)	1,000	1,006,010
Wisconsin Public Finance Authority (NC A&T Real Estate Foundation LLC) Series 2019 5.00%, 06/01/2044	6,315	6,080,435

28 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Scotland Health Care System Obligated Group) Series 2021-A 4.00%, 10/01/2047	$8,255	$7,290,457

		23,867,931

Total Municipal Obligations (cost $590,133,290)		554,813,237

CORPORATES - INVESTMENT GRADE – 0.8%
Industrial – 0.6%
Services – 0.6%
Bush Foundation 2.754%, 10/01/2050	1,000	624,070
Conservation Fund A Nonprofit Corp. (The) Series 2019 3.474%, 12/15/2029	3,267	2,907,891

		3,531,961

Financial Institutions – 0.2%
Finance – 0.2%
BlueHub Loan Fund, Inc. Series 2020 3.099%, 01/01/2030	1,000	846,617

Total Corporates - Investment Grade (cost $5,267,000)		4,378,578

AGENCIES – 0.2%
Agency Debentures – 0.2%
Federal Home Loan Banks 4.75%, 04/09/2027 (cost $997,405)	1,000	995,420

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(c)(d)(e) (cost $2,015,740)	2,015,740	2,015,740

Total Investments – 98.4% (cost $598,413,435)		562,202,975
Other assets less liabilities – 1.6%		9,201,140

Net Assets – 100.0%		$571,404,115

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 29

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	15,600	07/31/2029	1 Day SOFR	3.986%	Annual	$(392,556)	$	– 0	–	$(392,556)
USD	12,400	07/31/2029	1 Day SOFR	4.461%	Annual	(2,789)		– 0	–	(2,789)
USD	11,000	07/31/2029	1 Day SOFR	3.975%	Annual	(275,040)		– 0	–	(275,040)
USD	10,000	07/31/2029	1 Day SOFR	3.938%	Annual	(256,230)		– 0	–	(256,230)
USD	29,500	07/31/2030	1 Day SOFR	4.016%	Annual	(914,840)		– 0	–	(914,840)
USD	13,700	07/31/2030	1 Day SOFR	3.897%	Annual	(514,278)		– 0	–	(514,278)
USD	28,600	11/01/2030	1 Day SOFR	4.518%	Annual	58,089		– 0	–	58,089
USD	33,400	12/19/2033	1 Day SOFR	3.571%	Annual	2,173,200		– 0	–	2,173,200

						$(124,444)	$	– 0	–	$(124,444)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $69,046,259 or 12.1% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2024, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 12.3% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

DOT – Department of Transportation

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

30 | AB IMPACT MUNICIPAL INCOME SHARES	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $596,397,695)	$560,187,235
Affiliated issuers (cost $2,015,740)	2,015,740
Cash	9
Cash collateral due from broker	2,107,449
Interest receivable	8,723,997
Receivable for shares of beneficial interest sold	593,445
Affiliated dividends receivable	10,390
Receivable due from Adviser	298

Total assets	573,638,563

Liabilities
Dividends payable	1,713,141
Payable for shares of beneficial interest redeemed	288,671
Payable for variation margin on centrally cleared swaps	232,636

Total liabilities	2,234,448

Net Assets	$571,404,115

Composition of Net Assets
Shares of beneficial interest, at par	$599
Additional paid-in capital	617,638,562
Accumulated loss	(46,235,046)

Net Assets	$571,404,115

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 59,879,468 common shares outstanding)	$9.54

See notes to financial statements.

abfunds.com	AB IMPACT MUNICIPAL INCOME SHARES | 31

STATEMENT OF OPERATIONS

Year Ended April 30, 2024

Investment Income
Interest	$20,286,499
Dividends—Affiliated issuers	407,690
Other income(a)	25,686

Total investment income		$20,719,875

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(7,681,923)
Swaps		1,703,726
Net change in unrealized appreciation (depreciation) of:
Investments		7,986,766
Swaps		(2,222,836)

Net loss on investment transactions		(214,267)

Net Increase in Net Assets from Operations		$20,505,608

(a)	Other income includes a reimbursement for investment in affiliated issuer (see Note B).

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2024	Year Ended April 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$20,719,875	$17,352,193
Net realized gain (loss) on investment transactions	(5,978,197)	4,930,002
Net change in unrealized appreciation (depreciation) of investments	5,763,930	(15,499,486)

Net increase in net assets from operations	20,505,608	6,782,709
Distribution to Shareholders	(20,167,561)	(18,103,095)
Transactions in Shares of Beneficial Interest
Net increase	29,036,450	36,418,562

Total increase	29,374,497	25,098,176
Net Assets
Beginning of period	542,029,618	516,931,442

End of period	$571,404,115	$542,029,618

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2024

NOTE A

Significant Accounting Policies

AB Corporate Shares (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, diversified management investment company. The Trust, which is a Massachusetts Business Trust, operates as a “series” company currently offering four separate portfolios: AB Corporate Income Shares, AB Municipal Income Shares, AB Taxable Multi-Sector Income Shares and AB Impact Municipal Income Shares. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to AB Impact Municipal Income Shares (the “Fund”).

Shares of the Fund are offered exclusively to holders of accounts established under wrap fee programs sponsored and maintained by certain registered investment advisers approved by AllianceBernstein L.P. (the “Adviser”). The Fund’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued

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NOTES TO FINANCIAL STATEMENTS (continued)

at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have

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NOTES TO FINANCIAL STATEMENTS (continued)

occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available,

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NOTES TO FINANCIAL STATEMENTS (continued)

which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$554,813,237		$	– 0	–	$554,813,237
Corporates – Investment Grade		– 0	–	4,378,578			– 0	–	4,378,578
Agencies		– 0	–	995,420			– 0	–	995,420
Short-Term Investments		2,015,740		– 0	–		– 0	–	2,015,740

Total Investments in Securities		2,015,740		560,187,235			– 0	–	562,202,975
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	2,231,289			– 0	–	2,231,289	(b)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(2,355,733)			– 0	–	(2,355,733	)(b)

Total		$2,015,740		$560,062,791		$	– 0	–	$562,078,531

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the advisory agreement, the Fund pays no advisory fee to the Adviser and the Adviser reimburses or pays for the Fund’s operating expenses. The Fund is an integral part of separately managed accounts in wrap-fee programs and other investment programs. Typically, participants in these programs pay a fee to their investment adviser for all costs and expenses of the separately managed account, including costs and expenses associated with the Fund, and a fee is paid by their investment adviser to the Adviser. In certain cases, participants may have a direct relationship with the Adviser without the involvement of a third party investment adviser, in which case the participant would pay a fee directly to the Adviser. The Adviser serves as investment manager and adviser of the Fund and continuously furnishes an investment program for the Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

and manages, supervises and conducts the affairs of the Fund, subject to the supervisions of the Fund’s Board. The advisory agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Fund for, office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., the Fund’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Fund’s shares, which are sold at their net asset value without any sales charge. The Fund does not pay a fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders. The Fund does not pay a fee for this service.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to reimburse the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended April 30, 2024, such reimbursement amounted to $9,797.

A summary of the Fund’s transactions in AB mutual funds for the year ended April 30, 2024 is as follows:

Fund	Market Value 4/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$17,239	$102,297	$117,520	$2,016	$408

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$131,532,074	$79,535,912
U.S. government securities	997,360	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$598,413,435

Gross unrealized appreciation	$6,118,066
Gross unrealized depreciation	(42,072,647)

Net unrealized depreciation	$(35,954,581)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended April 30, 2024, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended April 30, 2024, the Fund held inflation (CPI) swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of

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default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$2,231,289	*	Payable for variation margin on centrally cleared swaps	$2,355,733	*

Total		$2,231,289			$2,355,733

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$1,703,726	$(2,222,836)

Total		$1,703,726	$(2,222,836)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended April 30, 2024:

Centrally Cleared Interest Rate Swaps:
Average notional amount	$113,520,000
Centrally Cleared Inflation Swaps:
Average notional amount(a)	$65,300,000

(a)	Positions were open for eleven months during the year.

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares			Amount
	Year Ended April 30, 2024		Year Ended April 30, 2023	Year Ended April 30, 2024		Year Ended April 30, 2023

Shares sold	9,731,162		12,946,016	$92,033,389		$122,901,840

Shares issued in reinvestment of dividends	– 0	–	(191)	– 0	–	(1,665)

Shares redeemed	(6,642,394)		(9,128,310)	(62,996,939)		(86,481,613)

Net increase	3,088,768		3,817,515	$29,036,450		$36,418,562

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities selected based on ESG factors may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of

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NOTES TO FINANCIAL STATEMENTS (continued)

municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield. The federal income tax treatment of payments in respect of certain derivative contracts is unclear.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

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NOTES TO FINANCIAL STATEMENTS (continued)

and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments, such as lower-rated securities, are or become difficult to purchase or sell, possibly preventing the Fund from selling such investments at an advantageous price. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but

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NOTES TO FINANCIAL STATEMENTS (continued)

there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the Adviser. The Fund did not utilize the Facility during the year ended April 30, 2024.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2024 and April 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$1,357,374	$1,651,825

Total taxable distributions paid	1,357,374	1,651,825
Tax-exempt income	18,810,187	16,451,270

Total distributions paid	$20,167,561	$18,103,095

As of April 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,708,828
Accumulated capital and other losses	(10,276,152	)(a)
Unrealized appreciation (depreciation)	(35,954,581	)(b)

Total accumulated earnings (deficit)	$(44,521,905	)(c)

(a)	As of April 30, 2024, the Fund had a net capital loss carryforward of $10,276,152.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2024, the Fund had a net short-term capital loss carryforward of $8,124,654 and a net long-term capital loss carryforward of $2,151,498, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended April 30,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 9.54	$ 9.76	$ 10.91	$ 9.91	$ 10.19

Income From Investment Operations

Net investment income(a)	.35	.31	.28	.31	.33

Net realized and unrealized gain (loss) on investment transactions	(.01)	(.20)	(1.16)	1.00	(.27)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	.34	.11	(.88)	1.31	.06

Less: Dividends

Dividends from net investment income	(.34)	(.33)	(.27)	(.31)	(.34)

Net asset value, end of period	$ 9.54	$ 9.54	$ 9.76	$ 10.91	$ 9.91

Total Return

Total investment return based on net asset value(c)	3.70%	1.20%	(8.23)%	13.32%	.40%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$571,404	$542,030	$516,931	$458,181	$245,297

Ratio to average net assets of:

Net investment income	3.73%	3.32%	2.59%	2.88%	3.18%

Portfolio turnover rate	15%	8%	13%	14%	2%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Impact Municipal Income Shares

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Impact Municipal Income Shares (the “Fund”) (one of the portfolios constituting AB Corporate Shares (the “Trust”)), including the portfolio of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Corporate Shares) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

June 28, 2024

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BOARD OF TRUSTEES

Garry Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Matthew J. Norton(2), Vice President Marc Uy(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278 Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Impact Investment Team. Messrs. Norton and Uy are the investment professionals primarily responsible for the day-to-day management of the Fund’s Portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective on December 31, 2024.

**	Mr. Erzan is expected to resign as a Trustee effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Trust.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees and Advisory Board member. Certain information concerning the Trust’s Trustee is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 48 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry Moody,+ Chairman of the Board 72 (2017)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,+ 73 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	81	Moody’s Corporation since April 2011

Michael J. Downey,+ ^ 80 (2017)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,+ ^ 76 (2017)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jeanette W. Loeb,+ 72 (2020)	Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,+ 68 (2017)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) where she also serves as Advisory Board Chair (since June 2023). Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.,+ ^ 82 (2017)	Private Investor since prior to 2019. He is a former (2007-2020) director of Xilinx Inc. (programmable logic semi-conductors and adaptable, intelligent computing) and, former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 1999-2000, and 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships and as a director of a number of public and private companies. He also has extensive non-profit board leadership experience, including as a former Chair of the Corporation for Public Broadcasting and the Smithsonian’s National Museum of Natural history, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
ADVISORY BOARD MEMBER

Emilie D. Wrapp,## 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023-June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	81	None

*

The address for each of the Company’s independent Trustees and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Trustees and Advisory Board member.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Trust.

#

Mr. Erzan is an “interested person” of the Trust, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser. Mr. Erzan is expected to resign as a Trustee effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Trust.

##	Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

+	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective December 31, 2024.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 48	President and Chief Executive Officer	See biography above.

Marc Uy 43	Vice President	Vice President of the Adviser**, with which he has been associated in a substantially similar capacity since prior to 2019.

Matthew J. Norton 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Chief Investment Officer — Municipal Bonds.

Nancy E. Hay 52	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland 50	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust’s Statement of Additional Information (“SAI”) has additional information about the Trust’s Trustees and Officers and is available without charge upon request. Contact your financial representative or ABI at (800) 227-4618, or visit, www.abfunds.com. for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Corporate Shares (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Impact Municipal Income Shares (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The directors also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AB Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The directors noted that the Company acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The directors further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that the Adviser is compensated by the Sponsors. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors were cognizant that the Fund was neither designed nor offered as a standalone investment and was intended to serve solely as a component of certain separately managed accounts (“SMAs”). The Adviser had explained that this attribute made it difficult to select an appropriate benchmark for the Fund. At the directors’ request, the Adviser provided information showing the weighting of the Fund in a current SMA and the overall performance of the SMA versus its stated benchmark. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees

The directors considered the advisory fee rate payable by the Fund to the Adviser (zero) and information provided by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the Sponsors for its services to the Fund. The directors reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. While the Adviser’s fee arrangements with the Sponsors vary, the directors acknowledged the

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Adviser’s view that a portion of such fees (less the expenses of the Fund paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund (the “implied fee”) and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to Fund management at the Fund level is the same for all Sponsors. The directors also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors did not consider comparative expense information for the Fund because the Fund does not bear ordinary expenses.

Economies of Scale

The directors did not consider the extent to which fee levels in the Advisory Agreement for the Fund reflect economies of scale because the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero. They did note, however, that the fee payable to the Adviser by the current Sponsors declines at a breakpoint based on either individual account sizes or on total assets managed by the Adviser for the Sponsor.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

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NOTES

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NOTES

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AB IMPACT MUNICIPAL INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IMISH-0151-0424

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Corp Income Shares	2023	$34,164	$—	$17,269
	2024	$34,164	$—	$14,586
AB Taxable Multi-Sector Income Shares	2023	$37,843	$—	$18,714
	2024	$37,843	$—	$15,586
AB Municipal Income Shares	2023	$47,621	$—	$19,090
	2024	$47,621	$—	$15,750
AB Impact Municipal Income Shares	2023	$31,218	$—	$18,840
	2024	$31,218	$—	$15,750

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2023	$1,522,426	$17,269
			$—
			$(17,269)
	2024	$1,981,599	$14,586
			$—
			$(14,586)
AB Taxable Multi-Sector Income Shares	2023	$1,523,871	$18,714
			$—
			$(18,714)
	2024	$1,982,599	$15,586
			$—
			$(15,586)
AB Municipal Income Shares	2023	$1,524,247	$19,090
			$—
			$(19,090)
	2024	$1,982,763	$15,750
			$—
			$(15,750)
AB Impact Municipal Income Shares	2023	$1,523,997	$18,840
			$—
			$(18,840)
	2024	$1,982,763	$15,750
			$—
			$(15,750)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Corporate Shares

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 28, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	June 28, 2024